UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4777

MFS SERIES TRUST I

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2019

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

August 31, 2019

MFS® Core Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

RGI-ANN

MFS® Core Equity Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Slowing global growth, low inflation, and increasing trade friction between the United States and China have been hallmarks of the past 12 months. After experiencing an uptick in market volatility in late 2018, markets steadied during the first half of 2019, thanks in large measure to the adoption of a dovish policy stance on the part of global central banks, focused on supporting economic growth. The U.S. and China have raised tariffs on each other, heightening tensions and uncertainty. Despite repeated declarations by British Prime Minister Boris Johnson that the United Kingdom will leave the European Union on October 31, 2019, with or without a deal, apprehension over the possibility of a no-deal Brexit has eased somewhat, with Parliament having taken steps to block such an outcome.

Markets expect that the longest economic expansion in U.S. history will continue for the time being, albeit at a slower pace. In an effort to prolong the expansion, the U.S. Federal Reserve lowered interest rates for the first time in more than a decade in July and again in September. Similarly, the European Central Bank loosened policy in September. While markets have grown more risk averse, the accommodative monetary environment has helped push global interest rates toward record-low levels and has been somewhat supportive of risk assets despite the unsettled economic and geopolitical backdrop.

Since launching the first U.S. open-end mutual fund in 1924, MFS® has been committed to a single purpose: to create value by allocating capital responsibly for clients. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to uncover what we believe are the best investment opportunities in the market.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

October 17, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Apple, Inc.	4.1%
Microsoft Corp.	3.1%
Amazon.com, Inc.	3.1%
Alphabet, Inc., “A”	2.9%
American Tower Corp., REIT	2.3%
Mastercard, Inc., “A”	2.1%
Aon PLC	2.0%
Facebook, Inc., “A”	1.9%
Chevron Corp.	1.7%
Salesforce.com, Inc.	1.5%

Global equity sectors (k)
Technology	25.2%
Financial Services	17.1%
Health Care (s)	13.6%
Consumer Cyclicals	12.8%
Capital Goods (s)	12.8%
Energy	7.5%
Consumer Staples	5.3%
Telecommunications/Cable Television (s)	3.8%

(k)	The sectors set forth above and the associated portfolio composition are based on MFS’ own custom sector classification methodology.
(s)	Includes securities sold short.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of August 31, 2019.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2019, Class A shares of the MFS Core Equity Fund (fund) provided a total return of 4.94%, at net asset value. This compares with a return of 1.31% for the fund’s benchmark, the Russell 3000® Index.

Market Environment

Changes in market sentiment, driven largely by uncertainty over the outcome of trade negotiations between the United States and China, contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to cut interest rates for the first time in over a decade at the end of July, which, combined with a more dovish posture beginning in early 2019, resulted in a sharp decline in long-term interest rates during the period’s second half, inverting portions of the US Treasury yield curve. Consequently, markets anticipate additional rate cuts in the coming quarters.

Globally, central banks have tilted more dovish as well, with China lowering reserve requirements, the Bank of Canada and Bank of England holding rates steady and the European Central Bank extending a low-interest-rate refinancing facility for eurozone banks to encourage the continued flow of credit. The ECB also indicated that it would likely lower rates further and possibly resume asset purchases this fall.

Emerging markets experienced considerable volatility earlier in the period (through the end of 2018) as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish, but diminished hopes for a trade deal between the US and China weighed on sentiment. Idiosyncratic factors negatively impacted some emerging economies, such as Argentina and Turkey.

From a geopolitical perspective, uncertainty over Brexit remains high. British Prime Minister Boris Johnson has shown a willingness to leave the European Union on October 31, 2019, without a withdrawal agreement, although Parliament has taken steps to prevent the United Kingdom from leaving the EU without a deal. The combination of Brexit uncertainty and the deteriorating outlook for global trade has damaged business confidence and hampered investment.

Contributors to Performance

Security selection in both the financial services and telecommunications/cable television sectors contributed to performance relative to the Russell 3000® Index. Within the financial services sector, overweight positions in risk management and consulting services provider Aon, debit and credit transaction processing company Mastercard and real estate investment trusts Medical Properties Trust and W.P. Carey, as well as holding shares of global alternative asset manager Blackstone Group (b), aided relative performance. The share price of Aon rose as the company reported solid revenue growth, notably in both its reinsurance and commercial risk solutions divisions, and expense savings from its cost reduction program. Within the telecommunications/cable television sector, the fund’s overweight positions in communications tower

Management Review – continued

management firm American Tower and telecommunications company Altice USA lifted relative returns. The share price of American Tower advanced on the back of strong organic growth, both domestically and internationally, as major wireless carriers ramped up investments in 5G technology.

Elsewhere, the fund’s underweight position in personal electronics maker Apple, and overweight positions in coffee and tea company Starbucks and animal health products manufacturer Zoetis, supported relative results. The share price of Starbucks appreciated over the reporting period as robust growth in global same-store sales and an improved corporate tax rate appeared to have lifted investor sentiment.

Detractors from Performance

From a sector perspective, there were no standout detractors that weakened the fund’s relative performance during the reporting period.

From an individual stock perspective, overweight positions in computer graphics processor maker NVIDIA (h), animal health services firm Elanco Animal Health, information technology company DXC Technology, electronic brokerage firm TD Ameritrade, independent petroleum products company Marathon Petroleum, information technology education company Pluralsight, energy exploration and production company EOG Resources and biotechnology company Biogen (h) weighed on relative returns. The share price of NVIDIA fell, notably early in the reporting period, as a decline in cryptocurrency prices translated into decreased demand for the company’s computer chips (used to mine cryptocurrencies) and led to a backlog of chip inventory. Not holding positions in global payments technology company Visa and pharmaceutical company Merck & Company also hurt relative results as both stocks delivered strong performance during the reporting period. The share price of Visa rose as strong processing and transaction fees, as well as cross-border transaction volumes, helped the company deliver better-than-expected earnings.

Respectfully,

Portfolio Manager(s)

Joseph MacDougall

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 8/31/19

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 8/31/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	1/02/96	4.94%	10.36%	13.53%	N/A
B	1/02/97	4.16%	9.53%	12.68%	N/A
C	1/02/97	4.14%	9.53%	12.67%	N/A
I	1/02/97	5.17%	10.63%	13.81%	N/A
R1	4/01/05	4.14%	9.53%	12.68%	N/A
R2	10/31/03	4.66%	10.09%	13.24%	N/A
R3	4/01/05	4.91%	10.35%	13.52%	N/A
R4	4/01/05	5.18%	10.63%	13.79%	N/A
R6	1/02/13	5.28%	10.73%	N/A	14.27%

Comparative benchmark(s)
Russell 3000® Index (f)		1.31%	9.60%	13.35%	N/A

Average annual with sales charge
A With Initial Sales Charge (5.75%)		(1.09)%	9.06%	12.86%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		0.42%	9.25%	12.68%	N/A
C With CDSC (1% for 12 months) (v)		3.21%	9.53%	12.67%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Russell 3000® Index – constructed to provide a comprehensive barometer for the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Russell 3000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share

Performance Summary – continued

classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2019 through August 31, 2019

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2019 through August 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/19	Ending Account Value 8/31/19	Expenses Paid During Period (p) 3/01/19-8/31/19
A	Actual	0.99%	$1,000.00	$1,071.66	$5.17
	Hypothetical (h)	0.99%	$1,000.00	$1,020.21	$5.04
B	Actual	1.74%	$1,000.00	$1,067.70	$9.07
	Hypothetical (h)	1.74%	$1,000.00	$1,016.43	$8.84
C	Actual	1.75%	$1,000.00	$1,067.43	$9.12
	Hypothetical (h)	1.75%	$1,000.00	$1,016.38	$8.89
I	Actual	0.75%	$1,000.00	$1,072.83	$3.92
	Hypothetical (h)	0.75%	$1,000.00	$1,021.42	$3.82
R1	Actual	1.75%	$1,000.00	$1,067.49	$9.12
	Hypothetical (h)	1.75%	$1,000.00	$1,016.38	$8.89
R2	Actual	1.23%	$1,000.00	$1,070.44	$6.42
	Hypothetical (h)	1.23%	$1,000.00	$1,019.00	$6.26
R3	Actual	1.00%	$1,000.00	$1,071.88	$5.22
	Hypothetical (h)	1.00%	$1,000.00	$1,020.16	$5.09
R4	Actual	0.75%	$1,000.00	$1,073.04	$3.92
	Hypothetical (h)	0.75%	$1,000.00	$1,021.42	$3.82
R6	Actual	0.66%	$1,000.00	$1,073.32	$3.45
	Hypothetical (h)	0.66%	$1,000.00	$1,021.88	$3.36

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Expense ratios include 0.03% of investment related expenses from short sales (See Note 2 of the Notes to Financial Statements). Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A and Class R2 shares, this rebate reduced the expense ratios above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

PORTFOLIO OF INVESTMENTS

8/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.5%

Issuer	Shares/Par	Value ($)
Aerospace - 3.6%
Boeing Co.	61,420	$22,362,408
CACI International, Inc., “A” (a)	35,545	7,901,298
Curtiss-Wright Corp.	39,565	4,852,251
FLIR Systems, Inc.	40,684	2,004,501
Honeywell International, Inc.	137,399	22,618,623
Huntington Ingalls Industries, Inc.	20,253	4,232,877
Northrop Grumman Corp.	60,409	22,222,659
United Technologies Corp.	119,682	15,587,384

		$101,782,001
Alcoholic Beverages - 0.4%
Constellation Brands, Inc., “A”	50,877	$10,396,715

Apparel Manufacturers - 0.4%
NIKE, Inc., “B”	71,772	$6,064,734
Skechers USA, Inc., “A” (a)	202,452	6,409,630

		$12,474,364
Automotive - 0.7%
Copart, Inc. (a)	85,423	$6,440,040
IAA, Inc. (a)	69,606	3,400,253
Lear Corp.	47,412	5,322,471
Stoneridge, Inc. (a)	133,719	4,106,511

		$19,269,275
Biotechnology - 0.3%
Adaptive Biotechnologies Corp. (a)	28,762	$1,462,548
Illumina, Inc. (a)	22,140	6,228,867

		$7,691,415
Broadcasting - 0.5%
Netflix, Inc. (a)	44,187	$12,979,931

Brokerage & Asset Managers - 2.1%
Blackstone Group, Inc.	127,931	$6,365,846
Charles Schwab Corp.	366,313	14,018,798
CME Group, Inc.	72,216	15,691,815
TD Ameritrade Holding Corp.	539,970	23,980,068

		$60,056,527

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Business Services - 4.1%
Amdocs Ltd.	111,464	$7,216,179
Cognizant Technology Solutions Corp., “A”	210,358	12,913,878
DXC Technology Co.	157,199	5,222,151
Equinix, Inc., REIT	18,971	10,553,188
Fidelity National Information Services, Inc.	110,548	15,058,848
Fiserv, Inc. (a)	103,112	11,026,797
FleetCor Technologies, Inc. (a)	65,817	19,639,793
Global Payments, Inc.	60,136	9,981,373
Total System Services, Inc.	64,927	8,714,502
Verisk Analytics, Inc., “A”	94,494	15,264,561

		$115,591,270
Cable TV - 1.1%
Altice USA, Inc., “A” (a)	676,597	$19,540,121
Comcast Corp., “A”	285,688	12,644,551

		$32,184,672
Chemicals - 0.4%
FMC Corp.	93,795	$8,097,322
Ingevity Corp. (a)	47,867	3,646,030

		$11,743,352
Computer Software - 6.6%
Adobe Systems, Inc. (a)	121,791	$34,650,758
Cadence Design Systems, Inc. (a)	163,813	11,217,914
DocuSign, Inc. (a)	192,360	8,981,289
Microsoft Corp.	629,684	86,808,236
Salesforce.com, Inc. (a)	275,074	42,930,799

		$184,588,996
Computer Software - Systems - 5.1%
Apple, Inc. (s)	549,195	$114,638,964
Pluralsight, Inc., “A” (a)	405,022	6,520,854
Rapid7, Inc. (a)	151,589	8,138,814
ServiceNow, Inc. (a)	45,299	11,861,090
Square, Inc., “A” (a)	31,045	1,919,823

		$143,079,545
Construction - 1.6%
Masco Corp.	409,797	$16,691,032
Toll Brothers, Inc.	416,430	15,070,601
Vulcan Materials Co.	84,871	11,988,029

		$43,749,662

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Consumer Products - 1.6%
Colgate-Palmolive Co.	194,800	$14,444,420
Energizer Holdings, Inc.	40,763	1,569,376
Kimberly-Clark Corp.	90,975	12,837,482
Procter & Gamble Co.	129,679	15,591,306

		$44,442,584
Consumer Services - 1.1%
Booking Holdings, Inc. (a)	7,320	$14,394,121
Bright Horizons Family Solutions, Inc. (a)	49,957	8,245,403
Grand Canyon Education, Inc. (a)	74,924	9,410,455

		$32,049,979
Containers - 0.1%
Sealed Air Corp.	108,331	$4,313,740

Electrical Equipment - 1.9%
AMETEK, Inc.	238,340	$20,480,556
Fortive Corp.	135,540	9,609,786
HD Supply Holdings, Inc. (a)	216,169	8,411,136
Sensata Technologies Holding PLC (a)	190,818	8,697,484
TE Connectivity Ltd.	58,085	5,298,514

		$52,497,476
Electronics - 3.1%
Analog Devices, Inc.	185,973	$20,425,415
Applied Materials, Inc.	66,068	3,172,585
Marvell Technology Group Ltd.	426,131	10,214,360
Mellanox Technologies Ltd. (a)	33,149	3,548,600
Monolithic Power Systems, Inc.	23,737	3,573,843
nLIGHT, Inc. (a)	111,068	1,434,999
NXP Semiconductors N.V.	122,345	12,496,318
Silicon Laboratories, Inc. (a)	36,338	3,960,842
Texas Instruments, Inc.	222,924	27,586,845

		$86,413,807
Energy - Independent - 1.5%
Diamondback Energy, Inc.	68,786	$6,746,531
EOG Resources, Inc.	172,192	12,774,924
Hess Corp.	75,794	4,771,232
Marathon Petroleum Corp.	244,422	12,028,007
Pioneer Natural Resources Co.	50,200	6,195,684

		$42,516,378
Energy - Integrated - 1.7%
Chevron Corp.	406,260	$47,824,927

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Engineering - Construction - 0.2%
KBR, Inc.	244,081	$6,228,947

Entertainment - 0.1%
World Wrestling Entertainment, Inc., “A”	47,327	$3,380,568

Food & Beverages - 2.9%
Archer Daniels Midland Co.	187,284	$7,126,156
Coca-Cola Co.	219,818	12,098,783
Hostess Brands, Inc. (a)	365,487	5,124,128
J.M. Smucker Co.	46,751	4,916,335
Mondelez International, Inc.	371,877	20,535,048
Nomad Foods Ltd. (a)	138,210	2,784,931
PepsiCo, Inc.	211,908	28,974,181

		$81,559,562
Food & Drug Stores - 0.1%
Grocery Outlet Holding Corp. (a)	93,166	$3,768,565

Gaming & Lodging - 0.9%
Marriott International, Inc., “A”	141,314	$17,814,043
Wyndham Hotels Group LLC	151,490	7,783,556

		$25,597,599
General Merchandise - 1.5%
Dollar General Corp.	158,865	$24,797,238
Dollar Tree, Inc. (a)	158,066	16,048,441

		$40,845,679
Health Maintenance Organizations - 1.5%
Cigna Corp.	143,285	$22,061,592
Humana, Inc.	69,111	19,572,926

		$41,634,518
Insurance - 4.3%
Aon PLC	291,298	$56,759,415
Assurant, Inc.	97,825	12,032,475
Chubb Ltd.	133,879	20,922,610
Everest Re Group Ltd.	21,104	4,978,012
Hartford Financial Services Group, Inc.	195,997	11,422,705
MetLife, Inc.	180,603	8,000,713
Reinsurance Group of America, Inc.	37,533	5,778,956

		$119,894,886

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Internet - 5.1%
Alphabet, Inc., “A” (a)(s)	69,220	$82,408,486
CarGurus, Inc. (a)	275,405	8,983,711
Facebook, Inc., “A” (a)	282,804	52,508,219

		$143,900,416
Leisure & Toys - 0.8%
Brunswick Corp.	109,169	$5,087,275
Electronic Arts, Inc. (a)	171,833	16,097,316

		$21,184,591
Machinery & Tools - 1.3%
Flowserve Corp.	177,559	$7,578,218
IDEX Corp.	37,720	6,212,861
ITT, Inc.	92,954	5,290,942
Roper Technologies, Inc.	47,394	17,382,223

		$36,464,244
Major Banks - 2.3%
Goldman Sachs Group, Inc.	159,211	$32,464,715
PNC Financial Services Group, Inc.	130,213	16,788,362
State Street Corp.	122,663	6,293,839
Wells Fargo & Co.	182,869	8,516,209

		$64,063,125
Medical & Health Technology & Services - 1.5%
Guardant Health, Inc. (a)	12,509	$1,094,913
HCA Healthcare, Inc.	95,684	11,501,217
HealthEquity, Inc. (a)	67,951	4,033,571
ICON PLC (a)	54,104	8,342,296
IDEXX Laboratories, Inc. (a)	13,691	3,966,830
McKesson Corp.	61,876	8,555,594
Premier, Inc., “A” (a)	105,899	3,733,999

		$41,228,420
Medical Equipment - 4.4%
Becton, Dickinson and Co.	72,858	$18,500,103
Boston Scientific Corp. (a)	477,377	20,398,319
Danaher Corp.	72,937	10,363,618
Masimo Corp. (a)	57,107	8,751,648
Medtronic PLC	340,264	36,711,083
PerkinElmer, Inc.	151,335	12,515,405
STERIS PLC	52,078	8,040,843
West Pharmaceutical Services, Inc.	58,265	8,475,227

		$123,756,246

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Natural Gas - Pipeline - 0.5%
Enterprise Products Partners LP	258,374	$7,366,243
Equitrans Midstream Corp.	398,461	5,375,239

		$12,741,482
Network & Telecom - 1.2%
Cisco Systems, Inc.	585,747	$27,418,817
Interxion Holding N.V. (a)	81,680	6,611,179

		$34,029,996
Oil Services - 0.4%
Cactus, Inc., “A” (a)	84,088	$2,141,721
Core Laboratories N.V.	111,840	4,427,746
Patterson-UTI Energy, Inc.	624,219	5,399,494

		$11,968,961
Other Banks & Diversified Financials - 6.1%
Bank OZK	284,246	$7,333,547
BB&T Corp.	633,559	30,189,086
Citigroup, Inc.	537,660	34,598,421
Mastercard, Inc., “A”	211,604	59,539,018
Prosperity Bancshares, Inc.	45,335	2,943,148
SVB Financial Group (a)	16,346	3,181,259
U.S. Bancorp	453,818	23,911,670
Wintrust Financial Corp.	172,489	10,837,484

		$172,533,633
Pharmaceuticals - 6.2%
Elanco Animal Health, Inc. (a)	879,952	$22,896,351
Eli Lilly & Co.	280,581	31,697,235
Johnson & Johnson	312,324	40,089,909
Pfizer, Inc.	1,142,232	40,606,348
Zoetis, Inc.	311,842	39,423,066

		$174,712,909
Pollution Control - 0.3%
Waste Connections, Inc.	91,142	$8,375,950

Railroad & Shipping - 1.3%
Canadian Pacific Railway Ltd.	80,236	$19,316,817
Kansas City Southern Co.	132,271	16,639,692

		$35,956,509
Real Estate - 2.2%
Industrial Logistics Properties Trust, REIT	502,374	$10,745,780
Lexington Realty Trust, REIT	262,146	2,723,697

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Real Estate - continued
Medical Properties Trust, Inc., REIT	811,056	$15,077,531
STORE Capital Corp., REIT	350,683	13,241,790
Sun Communities, Inc., REIT	29,138	4,306,597
W.P. Carey, Inc., REIT	183,859	16,510,538

		$62,605,933
Restaurants - 1.4%
Starbucks Corp.	302,681	$29,226,877
U.S. Foods Holding Corp. (a)	260,342	10,530,834

		$39,757,711
Specialty Chemicals - 1.0%
Corteva, Inc.	342,504	$10,042,217
DuPont de Nemours, Inc.	211,313	14,354,492
Univar, Inc. (a)	227,741	4,406,789

		$28,803,498
Specialty Stores - 6.0%
Amazon.com, Inc. (a)(s)	48,774	$86,636,769
Chewy, Inc., “A” (a)	87,568	2,889,744
Costco Wholesale Corp.	67,691	19,952,599
Floor & Decor Holdings, Inc. (a)	281,096	13,835,545
Ross Stores, Inc.	202,240	21,439,462
Target Corp.	212,396	22,734,868

		$167,488,987
Telecommunications - Wireless - 2.3%
American Tower Corp., REIT	279,208	$64,270,890

Telephone Services - 0.6%
Verizon Communications, Inc.	278,807	$16,215,415

Tobacco - 0.5%
Philip Morris International, Inc.	194,882	$14,049,043

Trucking - 0.4%
Forward Air Corp.	96,076	$5,985,535
Schneider National, Inc.	263,190	5,116,413

		$11,101,948
Utilities - Electric Power - 3.3%
American Electric Power Co., Inc.	144,824	$13,200,708
Avangrid, Inc.	44,644	2,256,308
CenterPoint Energy, Inc.	252,624	6,995,158

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Utilities - Electric Power - continued
CMS Energy Corp.	176,300	$11,115,715
Evergy, Inc.	168,643	10,961,795
Exelon Corp.	249,629	11,797,466
NextEra Energy, Inc.	84,491	18,510,288
Southern Co.	89,087	5,190,209
Xcel Energy, Inc.	190,621	12,241,681

		$92,269,328
Total Common Stocks (Identified Cost, $2,173,375,659)		$2,766,036,175

Convertible Preferred Stocks - 0.1%
Natural Gas - Distribution - 0.1%
South Jersey Industries, Inc.	37,587	$1,960,162

Utilities - Electric Power - 0.0%
American Electric Power Co., Inc.	13,400	$755,492
Total Convertible Preferred Stocks (Identified Cost, $2,549,350)		$2,715,654

Investment Companies (h) - 1.3%
Money Market Funds - 1.3%
MFS Institutional Money Market Portfolio, 2.17% (v) (Identified Cost, $36,340,640)	36,343,213	$36,346,848

Securities Sold Short - (0.5)%
Medical & Health Technology & Services - (0.2)%
Healthcare Services Group, Inc.	(242,368)	$(5,465,399)

Telecommunications - Wireless - (0.2)%
Crown Castle International Corp., REIT	(44,300)	$(6,431,031)

Trucking - (0.1)%
XPO Logistics, Inc.	(25,219)	$(1,787,018)
Total Securities Sold Short (Proceeds Received, $13,924,288)		$(13,683,448)

Other Assets, Less Liabilities - 0.6%		16,178,515
Net Assets - 100.0%		$2,807,593,744

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $36,346,848 and $2,768,751,829, respectively.

Portfolio of Investments – continued

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short.
(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

REIT	Real Estate Investment Trust

At August 31, 2019, the fund had cash collateral of $1,694,212 and other liquid securities with an aggregate value of $20,982,492 to cover any collateral or margin obligations for securities sold short. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/19

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $2,175,925,009)	$2,768,751,829
Investments in affiliated issuers, at value (identified cost, $36,340,640)	36,346,848
Cash	29,691
Deposits with brokers for
Securities sold short	1,694,212
Receivables for
Investments sold	4,905,682
Fund shares sold	13,480,282
Dividends	4,271,990
Other assets	1,991
Total assets	$2,829,482,525

Liabilities
Payables for
Dividends on securities sold short	$48,171
Securities sold short, at value (proceeds received, $13,924,288)	13,683,448
Investments purchased	5,152,348
Fund shares reacquired	1,944,518
Payable to affiliates
Investment adviser	126,676
Administrative services fee	3,135
Shareholder servicing costs	655,669
Distribution and service fees	30,249
Payable for independent Trustees’ compensation	9,075
Accrued expenses and other liabilities	235,492
Total liabilities	$21,888,781
Net assets	$2,807,593,744

Net assets consist of
Paid-in capital	$2,158,521,290
Total distributable earnings (loss)	649,072,454
Net assets	$2,807,593,744
Shares of beneficial interest outstanding	84,705,776

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,373,524,274	42,330,822	$32.45
Class B	22,759,171	806,265	28.23
Class C	72,092,796	2,587,780	27.86
Class I	467,859,583	13,572,510	34.47
Class R1	3,185,757	114,436	27.84
Class R2	13,415,554	424,452	31.61
Class R3	42,198,588	1,304,160	32.36
Class R4	29,218,416	891,877	32.76
Class R6	783,339,605	22,673,474	34.55

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $34.43 [100 / 94.25 x $32.45]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/19

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$37,233,606
Dividends from affiliated issuers	877,389
Other	359,485
Income on securities loaned	251,875
Foreign taxes withheld	(78,372)
Total investment income	$38,643,983
Expenses
Management fee	$13,492,938
Distribution and service fees	4,111,600
Shareholder servicing costs	2,073,255
Administrative services fee	327,034
Independent Trustees’ compensation	36,609
Custodian fee	118,460
Shareholder communications	142,027
Audit and tax fees	61,062
Legal fees	49,594
Dividend and interest expense on securities sold short	581,911
Interest expense and fees	13,057
Miscellaneous	303,196
Total expenses	$21,310,743
Reduction of expenses by investment adviser and distributor	(308,054)
Net expenses	$21,002,689
Net investment income (loss)	$17,641,294

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$45,661,773
Affiliated issuers	(16,734)
Foreign currency	(3,717)
Net realized gain (loss)	$45,641,322
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$72,947,809
Affiliated issuers	2,438
Securities sold short	1,614,177
Translation of assets and liabilities in foreign currencies	45
Net unrealized gain (loss)	$74,564,469
Net realized and unrealized gain (loss)	$120,205,791
Change in net assets from operations	$137,847,085

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	8/31/19	8/31/18
Change in net assets

From operations
Net investment income (loss)	$17,641,294	$12,999,055
Net realized gain (loss)	45,641,322	202,361,180
Net unrealized gain (loss)	74,564,469	132,966,174
Change in net assets from operations	$137,847,085	$348,326,409
Total distributions to shareholders (a)	$(199,800,134)	$(118,520,157)
Change in net assets from fund share transactions	$695,524,955	$249,008,217
Total change in net assets	$633,571,906	$478,814,469

Net assets
At beginning of period	2,174,021,838	1,695,207,369
At end of period (b)	$2,807,593,744	$2,174,021,838

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. For the year ended August 31, 2018, distributions from net investment income and from net realized gain were $10,130,006 and $108,390,151, respectively.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. For the year ended August 31, 2018, end of period net assets included undistributed net investment income of $12,453,901.

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$34.18	$30.46	$26.72		$27.19	$29.19

Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.20	$0.18	(c)	$0.18	$0.15
Net realized and unrealized gain (loss)	1.05	5.63	4.53		2.08	0.13
Total from investment operations	$1.25	$5.83	$4.71		$2.26	$0.28

Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.17)	$(0.16)		$(0.14)	$(0.13)
From net realized gain	(2.82)	(1.94)	(0.81)		(2.59)	(2.15)
Total distributions declared to shareholders	$(2.98)	$(2.11)	$(0.97)		$(2.73)	$(2.28)
Net asset value, end of period (x)	$32.45	$34.18	$30.46		$26.72	$27.19
Total return (%) (r)(s)(t)(x)	4.94	19.89	18.11	(c)	9.09	0.98

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	1.00	1.03	(c)	1.07	1.05
Expenses after expense reductions (f)	0.98	0.99	1.01	(c)	1.05	1.04
Net investment income (loss)	0.65	0.62	0.63	(c)	0.70	0.52
Portfolio turnover	39	42	46		68	53
Net assets at end of period (000 omitted)	$1,373,524	$1,184,976	$992,736		$959,812	$963,167

Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.96	0.97	1.00	(c)	1.04	1.03

See Notes to Financial Statements

Financial Highlights – continued

Class B	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$30.19	$27.17	$23.96		$24.70	$26.78

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$(0.04)	$(0.03	)(c)	$(0.02)	$(0.06)
Net realized and unrealized gain (loss)	0.89	5.00	4.05		1.87	0.13
Total from investment operations	$0.86	$4.96	$4.02		$1.85	$0.07

Less distributions declared to shareholders
From net investment income	$—	$—	$—		$—	$—
From net realized gain	(2.82)	(1.94)	(0.81)		(2.59)	(2.15)
Total distributions declared to shareholders	$(2.82)	$(1.94)	$(0.81)		$(2.59)	$(2.15)
Net asset value, end of period (x)	$28.23	$30.19	$27.17		$23.96	$24.70
Total return (%) (r)(s)(t)(x)	4.16	19.01	17.21	(c)	8.24	0.25

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75	1.75	1.78	(c)	1.82	1.80
Expenses after expense reductions (f)	1.73	1.74	1.77	(c)	1.81	1.80
Net investment income (loss)	(0.11)	(0.14)	(0.12	)(c)	(0.07)	(0.23)
Portfolio turnover	39	42	46		68	53
Net assets at end of period (000 omitted)	$22,759	$26,993	$27,139		$30,324	$34,126

Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.71	1.72	1.75	(c)	1.79	1.79

See Notes to Financial Statements

Financial Highlights – continued

Class C	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$29.84	$26.88	$23.71		$24.47	$26.55

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$(0.05)	$(0.03	)(c)	$(0.01)	$(0.06)
Net realized and unrealized gain (loss)	0.87	4.95	4.01		1.84	0.13
Total from investment operations	$0.84	$4.90	$3.98		$1.83	$0.07

Less distributions declared to shareholders
From net investment income	$—	$—	$—		$—	$—
From net realized gain	(2.82)	(1.94)	(0.81)		(2.59)	(2.15)
Total distributions declared to shareholders	$(2.82)	$(1.94)	$(0.81)		$(2.59)	$(2.15)
Net asset value, end of period (x)	$27.86	$29.84	$26.88		$23.71	$24.47
Total return (%) (r)(s)(t)(x)	4.14	18.98	17.22	(c)	8.24	0.26

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75	1.75	1.78	(c)	1.82	1.80
Expenses after expense reductions (f)	1.74	1.74	1.77	(c)	1.81	1.80
Net investment income (loss)	(0.10)	(0.17)	(0.12	)(c)	(0.05)	(0.23)
Portfolio turnover	39	42	46		68	53
Net assets at end of period (000 omitted)	$72,093	$56,413	$89,946		$89,160	$88,020

Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.71	1.72	1.75	(c)	1.79	1.79

See Notes to Financial Statements

Financial Highlights – continued

Class I	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$36.12	$32.07	$28.10		$28.44	$30.43

Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.30	$0.26	(c)	$0.29	$0.23
Net realized and unrealized gain (loss)	1.11	5.93	4.76		2.15	0.13
Total from investment operations	$1.41	$6.23	$5.02		$2.44	$0.36

Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.24)	$(0.24)		$(0.19)	$(0.20)
From net realized gain	(2.82)	(1.94)	(0.81)		(2.59)	(2.15)
Total distributions declared to shareholders	$(3.06)	$(2.18)	$(1.05)		$(2.78)	$(2.35)
Net asset value, end of period (x)	$34.47	$36.12	$32.07		$28.10	$28.44
Total return (%) (r)(s)(t)(x)	5.17	20.21	18.38	(c)	9.36	1.23

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.75	0.75	0.78	(c)	0.81	0.80
Expenses after expense reductions (f)	0.74	0.74	0.77	(c)	0.80	0.80
Net investment income (loss)	0.90	0.88	0.88	(c)	1.07	0.77
Portfolio turnover	39	42	46		68	53
Net assets at end of period (000 omitted)	$467,860	$246,779	$122,055		$61,739	$49,768

Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.72	0.73	0.75	(c)	0.79	0.79

See Notes to Financial Statements

Financial Highlights – continued

Class R1	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$29.82	$26.86	$23.70		$24.45	$26.54

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$(0.04)	$(0.03	)(c)	$(0.02)	$(0.06)
Net realized and unrealized gain (loss)	0.87	4.94	4.00		1.86	0.12
Total from investment operations	$0.84	$4.90	$3.97		$1.84	$0.06

Less distributions declared to shareholders
From net investment income	$—	$—	$—		$—	$—
From net realized gain	(2.82)	(1.94)	(0.81)		(2.59)	(2.15)
Total distributions declared to shareholders	$(2.82)	$(1.94)	$(0.81)		$(2.59)	$(2.15)
Net asset value, end of period (x)	$27.84	$29.82	$26.86		$23.70	$24.45
Total return (%) (r)(s)(t)(x)	4.14	19.00	17.19	(c)	8.29	0.22

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75	1.75	1.78	(c)	1.82	1.80
Expenses after expense reductions (f)	1.74	1.74	1.77	(c)	1.81	1.80
Net investment income (loss)	(0.11)	(0.14)	(0.13	)(c)	(0.09)	(0.23)
Portfolio turnover	39	42	46		68	53
Net assets at end of period (000 omitted)	$3,186	$3,448	$3,103		$2,935	$3,625

Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.71	1.73	1.75	(c)	1.80	1.79

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$33.33	$29.75	$26.12		$26.62	$28.59

Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.11	$0.10	(c)	$0.11	$0.07
Net realized and unrealized gain (loss)	1.02	5.50	4.43		2.04	0.14
Total from investment operations	$1.14	$5.61	$4.53		$2.15	$0.21

Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.09)	$(0.09)		$(0.06)	$(0.03)
From net realized gain	(2.82)	(1.94)	(0.81)		(2.59)	(2.15)
Total distributions declared to shareholders	$(2.86)	$(2.03)	$(0.90)		$(2.65)	$(2.18)
Net asset value, end of period (x)	$31.61	$33.33	$29.75		$26.12	$26.62
Total return (%) (r)(s)(t)(x)	4.66	19.61	17.80	(c)	8.82	0.75

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.25	1.25	1.28	(c)	1.32	1.30
Expenses after expense reductions (f)	1.23	1.24	1.27	(c)	1.31	1.30
Net investment income (loss)	0.39	0.35	0.38	(c)	0.46	0.27
Portfolio turnover	39	42	46		68	53
Net assets at end of period (000 omitted)	$13,416	$15,202	$16,508		$15,932	$16,332

Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.20	1.22	1.25	(c)	1.29	1.29

See Notes to Financial Statements

Financial Highlights – continued

Class R3	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$34.11	$30.33	$26.61		$27.10	$29.10

Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.20	$0.17	(c)	$0.18	$0.15
Net realized and unrealized gain (loss)	1.04	5.61	4.52		2.06	0.13
Total from investment operations	$1.24	$5.81	$4.69		$2.24	$0.28

Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.09)	$(0.16)		$(0.14)	$(0.13)
From net realized gain	(2.82)	(1.94)	(0.81)		(2.59)	(2.15)
Total distributions declared to shareholders	$(2.99)	$(2.03)	$(0.97)		$(2.73)	$(2.28)
Net asset value, end of period (x)	$32.36	$34.11	$30.33		$26.61	$27.10
Total return (%) (r)(s)(t)(x)	4.91	19.91	18.10	(c)	9.06	0.99

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	1.00	1.02	(c)	1.07	1.05
Expenses after expense reductions (f)	0.99	0.99	1.02	(c)	1.06	1.05
Net investment income (loss)	0.64	0.61	0.62	(c)	0.71	0.52
Portfolio turnover	39	42	46		68	53
Net assets at end of period (000 omitted)	$42,199	$34,916	$28,075		$77,217	$65,775

Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.96	0.98	1.00	(c)	1.04	1.04

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$34.48	$30.71	$26.93		$27.39	$29.40

Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.28	$0.25	(c)	$0.23	$0.22
Net realized and unrealized gain (loss)	1.05	5.67	4.57		2.11	0.12
Total from investment operations	$1.33	$5.95	$4.82		$2.34	$0.34

Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.24)	$(0.23)		$(0.21)	$(0.20)
From net realized gain	(2.82)	(1.94)	(0.81)		(2.59)	(2.15)
Total distributions declared to shareholders	$(3.05)	$(2.18)	$(1.04)		$(2.80)	$(2.35)
Net asset value, end of period (x)	$32.76	$34.48	$30.71		$26.93	$27.39
Total return (%) (r)(s)(t)(x)	5.18	20.18	18.40	(c)	9.36	1.22

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.75	0.75	0.78	(c)	0.82	0.80
Expenses after expense reductions (f)	0.74	0.74	0.77	(c)	0.81	0.80
Net investment income (loss)	0.89	0.86	0.87	(c)	0.90	0.76
Portfolio turnover	39	42	46		68	53
Net assets at end of period (000 omitted)	$29,218	$27,707	$22,494		$15,799	$21,159

Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.71	0.73	0.76	(c)	0.79	0.79

See Notes to Financial Statements

Financial Highlights – continued

Class R6	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$36.18	$32.12	$28.13		$28.49	$30.47

Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.32	$0.29	(c)	$0.58	$0.24
Net realized and unrealized gain (loss)	1.13	5.95	4.77		1.89	0.15
Total from investment operations	$1.45	$6.27	$5.06		$2.47	$0.39

Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.27)	$(0.27)		$(0.24)	$(0.22)
From net realized gain	(2.82)	(1.94)	(0.81)		(2.59)	(2.15)
Total distributions declared to shareholders	$(3.08)	$(2.21)	$(1.07)		$(2.83)	$(2.37)
Net asset value, end of period (x)	$34.55	$36.18	$32.12		$28.13	$28.49
Total return (%) (r)(s)(t)(x)	5.28	20.29	18.49	(c)	9.46	1.34

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.67	0.67	0.69	(c)	0.70	0.71
Expenses after expense reductions (f)	0.66	0.66	0.68	(c)	0.69	0.70
Net investment income (loss)	0.98	0.95	0.97	(c)	2.10	0.82
Portfolio turnover	39	42	46		68	53
Net assets at end of period (000 omitted)	$783,340	$577,588	$393,153		$300,078	$6,198

Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.63	0.65	0.66	(c)	0.68	0.69

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower. Excluding the effect of the proceeds received from a non-recurring litigation settlement against Household International, Inc., the total return for the year ended August 31, 2017 would have been lower by approximately 0.85%.

(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Core Equity Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can

Notes to Financial Statements – continued

utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes

Notes to Financial Statements – continued

unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$2,768,751,829	$—	$—	$2,768,751,829
Mutual Funds	36,346,848	—	—	36,346,848
Total	$2,805,098,677	$—	$—	$2,805,098,677
Short Sales	$(13,683,448)	$—	$—	$(13,683,448)

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 8/31/18	$73,250
Disposition of worthless securities	(73,250)
Balance as of 8/31/19	$—

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended August 31, 2019, this expense amounted to $581,911. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans

Notes to Financial Statements – continued

can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At August 31, 2019, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result,

Notes to Financial Statements – continued

no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 8/31/19	Year ended 8/31/18
Ordinary income (including any short-term capital gains)	$27,039,464	$63,295,048
Long-term capital gains	172,760,670	55,225,109
Total distributions	$199,800,134	$118,520,157

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/19

Cost of investments	$2,206,809,320
Gross appreciation	659,608,650

Gross depreciation	(75,002,741)
Net unrealized appreciation (depreciation)	$584,605,909

Undistributed ordinary income	21,523,258
Undistributed long-term capital gain	42,076,042
Other temporary differences	867,245

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to

Notes to Financial Statements – continued

shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain

	Year ended 8/31/19	Year ended 8/31/18	Year ended 8/31/19	Year ended 8/31/18
Class A	$5,730,310	$5,294,029	$100,135,888	$61,975,380
Class B	—	—	2,489,868	1,817,848
Class C	—	—	5,804,466	6,378,072
Class I	2,052,976	1,130,413	23,830,597	8,961,582
Class R1	—	—	326,330	223,893
Class R2	16,997	49,766	1,200,797	1,036,306
Class R3	194,379	88,607	3,241,648	1,845,694
Class R4	189,751	177,188	2,279,557	1,420,076
Class R6	4,415,385	3,390,003	47,891,185	24,731,300
Total	$12,599,798	$10,130,006	$187,200,336	$108,390,151

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period September 1, 2018 through July 31, 2019, the management fee was computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $500 million	0.65%
In excess of $500 million and up to $2.5 billion	0.55%
In excess of $2.5 billion	0.50%

Effective August 1, 2019, the management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $500 million	0.65%
In excess of $500 million and up to $2.5 billion	0.55%
In excess of $2.5 billion and up to $5 billion	0.50%
In excess of $5 billion and up to $10 billion	0.47%
In excess of $10 billion	0.45%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2019, this management fee reduction amounted to $229,039, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2019 was equivalent to an annual effective rate of 0.56% of the fund’s average daily net assets.

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $425,742 for the year ended August 31, 2019, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$3,047,512
Class B	0.75%	0.25%	1.00%	0.99%	244,750
Class C	0.75%	0.25%	1.00%	1.00%	626,463
Class R1	0.75%	0.25%	1.00%	1.00%	31,861
Class R2	0.25%	0.25%	0.50%	0.49%	66,991
Class R3	—	0.25%	0.25%	0.25%	94,023
Total Distribution and Service Fees					$4,111,600

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2019 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2019, this rebate amounted to $75,921, $1,311, $526, and $1,257 for Class A, Class B, Class C, and Class R2, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2019, were as follows:

Amount
Class A	$13,367
Class B	15,671
Class C	7,206

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as

Notes to Financial Statements – continued

determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2019, the fee was $368,855, which equated to 0.0156% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2019, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,704,400.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2019 was equivalent to an annual effective rate of 0.0138% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $1,620 and the Retirement Deferral plan, which terminated on December 31, 2018, resulted in a net decrease in expense of $5,905. Both amounts are included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended August 31, 2019. The liability for deferred retirement benefits payable to those former independent Trustees under the DB Plan amounted to $9,064 at August 31, 2019, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and

Notes to Financial Statements – continued

was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended August 31, 2019, the fee paid by the fund under this agreement was $4,151 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended August 31, 2019, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $1,782,580 and $1,382,796, respectively. The sales transactions resulted in net realized gains (losses) of $33,394.

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended August 31, 2019, this reimbursement amounted to $151,656, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended August 31, 2019, purchases and sales of investments, other than short sales and short-term obligations, aggregated $1,429,970,849 and $920,216,686, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/19		Year ended 8/31/18

	Shares	Amount	Shares	Amount
Shares sold
Class A	9,634,178	$300,587,873	5,491,477	$174,636,099
Class B	108,329	2,957,560	105,996	3,002,223
Class C	1,116,113	29,419,493	543,749	15,277,509
Class I	10,576,543	346,152,292	4,501,467	152,069,519
Class R1	19,278	514,159	16,033	450,900
Class R2	140,877	4,281,134	78,215	2,431,816
Class R3	558,827	17,349,962	382,260	12,171,048
Class R4	235,627	7,596,808	125,527	4,042,161
Class R6	8,080,095	268,741,520	4,974,501	168,636,329
	30,469,867	$977,600,801	16,219,225	$532,717,604

Notes to Financial Statements – continued

	Year ended 8/31/19		Year ended 8/31/18

	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	3,617,902	$102,241,924	2,102,570	$64,696,076
Class B	98,656	2,438,781	65,187	1,780,902
Class C	228,301	5,570,537	229,209	6,190,943
Class I	818,315	24,524,913	297,420	9,651,266
Class R1	13,385	326,330	8,295	223,888
Class R2	42,497	1,172,074	34,320	1,031,307
Class R3	121,888	3,436,027	63,007	1,934,301
Class R4	86,084	2,452,539	51,558	1,597,264
Class R6	1,640,473	49,246,989	790,253	25,675,328
	6,667,501	$191,410,114	3,641,819	$112,781,275

Shares reacquired
Class A	(5,585,845)	$(172,873,286)	(5,525,286)	$(176,652,711)
Class B	(294,676)	(7,961,871)	(276,080)	(7,828,387)
Class C	(647,045)	(17,059,886)	(2,229,182)	(61,364,135)
Class I	(4,654,776)	(148,719,791)	(1,772,545)	(59,813,814)
Class R1	(33,857)	(870,193)	(24,215)	(679,704)
Class R2	(215,066)	(6,465,638)	(211,365)	(6,644,813)
Class R3	(400,269)	(12,423,690)	(347,308)	(11,021,902)
Class R4	(233,321)	(7,058,208)	(106,173)	(3,416,345)
Class R6	(3,009,716)	(100,053,397)	(2,043,451)	(69,068,851)
	(15,074,571)	$(473,485,960)	(12,535,605)	$(396,490,662)

Net change
Class A	7,666,235	$229,956,511	2,068,761	$62,679,464
Class B	(87,691)	(2,565,530)	(104,897)	(3,045,262)
Class C	697,369	17,930,144	(1,456,224)	(39,895,683)
Class I	6,740,082	221,957,414	3,026,342	101,906,971
Class R1	(1,194)	(29,704)	113	(4,916)
Class R2	(31,692)	(1,012,430)	(98,830)	(3,181,690)
Class R3	280,446	8,362,299	97,959	3,083,447
Class R4	88,390	2,991,139	70,912	2,223,080
Class R6	6,710,852	217,935,112	3,721,303	125,242,806
	22,062,797	$695,524,955	7,325,439	$249,008,217

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a

Notes to Financial Statements – continued

syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended August 31, 2019, the fund’s commitment fee and interest expense were $12,607 and $0, respectively, and are included in “Interest expense and fees” in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$30,298,308	$640,567,305	$634,504,469	$(16,734)	$2,438	$36,346,848

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$877,389	$—

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Core Equity Fund and the Board of Trustees of MFS Series Trust I

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Core Equity Fund (the “Fund”) (one of the funds constituting MFS Series Trust I (the “Trust”)), including the portfolio of investments, as of August 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust I) at August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included

Report of Independent Registered Public Accounting Firm – continued

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

October 17, 2019

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 65)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 64)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (since 2016)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 59)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does

Trustees and Officers – continued

not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Joseph MacDougall

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2019 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2018 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information

Board Review of Investment Advisory Agreement – continued

about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2018, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2018 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $500 million and $2.5 billion. They also noted that MFS has agreed to implement additional contractual breakpoints that reduce its advisory fee rate on the Fund’s average daily net assets over $5 billion and $10 billion effective August 1, 2019. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter directly pay for or voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2019.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT (for first and third fiscal quarters ending March 31, 2019 or after). The fund’s Form N-Q or Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2019 income tax forms in January 2020. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $194,816,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 85.10% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
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Annual Report

August 31, 2019

MFS® Low Volatility Global Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

LVO-ANN

MFS® Low Volatility Global Equity Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Slowing global growth, low inflation, and increasing trade friction between the United States and China have been hallmarks of the past 12 months. After experiencing an uptick in market volatility in late 2018, markets steadied during the first half of 2019, thanks in large measure to the adoption of a dovish policy stance on the part of global central banks, focused on supporting economic growth. The U.S. and China have raised tariffs on each other, heightening tensions and uncertainty. Despite repeated declarations by British Prime Minister Boris Johnson that the United Kingdom will leave the European Union on October 31, 2019, with or without a deal, apprehension over the possibility of a no-deal Brexit has eased somewhat, with Parliament having taken steps to block such an outcome.

Markets expect that the longest economic expansion in U.S. history will continue for the time being, albeit at a slower pace. In an effort to prolong the expansion, the U.S. Federal Reserve lowered interest rates for the first time in more than a decade in July and again in September. Similarly, the European Central Bank loosened policy in September. While markets have grown more risk averse, the accommodative monetary environment has helped push global interest rates toward record-low levels and has been somewhat supportive of risk assets despite the unsettled economic and geopolitical backdrop.

Since launching the first U.S. open-end mutual fund in 1924, MFS® has been committed to a single purpose: to create value by allocating capital responsibly for clients. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to uncover what we believe are the best investment opportunities in the market.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

October 17, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Roche Holding AG	3.0%
Johnson & Johnson	2.4%
STORE Capital Corp., REIT	2.4%
NICE Systems Ltd., ADR	2.4%
Starbucks Corp.	2.4%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.2%
PepsiCo, Inc.	2.1%
ABC-MART, Inc.	2.1%
Lockheed Martin Corp.	2.0%
Adobe Systems, Inc.	2.0%

Equity sectors (k)
Financial Services	18.7%
Health Care	13.4%
Consumer Staples	12.0%
Technology	11.6%
Retailing	9.9%
Utilities	8.2%
Communications	7.1%
Leisure	7.1%
Industrial Goods & Services	2.9%
Special Products & Services	2.6%
Basic Materials	2.3%
Energy	2.1%
Transportation	1.3%

Issuer country weightings (x)
United States	44.1%
Japan	12.5%
Canada	8.2%
Switzerland	6.2%
United Kingdom	3.7%
Hong Kong	3.7%
Germany	2.6%
Israel	2.4%
Taiwan	2.2%
Other Countries	14.4%

Currency exposure weightings (y)
United States Dollar	52.7%
Japanese Yen	12.5%
Swiss Franc	6.2%
Euro	5.1%
British Pound Sterling	3.7%
Hong Kong Dollar	2.8%
Israeli Shekel	2.4%
Taiwan Dollar	2.2%
Australian Dollar	2.2%
Other Currencies	10.2%

2

Portfolio Composition – continued

(k)	The sectors set forth above and the associated portfolio composition are based on MFS’ own custom sector classification methodology.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of August 31, 2019.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2019, Class A shares of the MFS Low Volatility Global Equity Fund (fund) provided a total return of 6.38%, at net asset value. This compares with a return of –0.28% for the fund’s benchmark, the MSCI All Country World Index (net div).

Market Environment

Changes in market sentiment, driven largely by uncertainty over the outcome of trade negotiations between the United States and China, contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to cut interest rates for the first time in over a decade at the end of July, which, combined with a more dovish posture beginning in early 2019, resulted in a sharp decline in long-term interest rates during the period’s second half, inverting portions of the US Treasury yield curve. Consequently, markets anticipate additional rate cuts in the coming quarters.

Globally, central banks have tilted more dovish as well, with China lowering reserve requirements, the Bank of Canada and Bank of England holding rates steady and the European Central Bank extending a low-interest-rate refinancing facility for eurozone banks to encourage the continued flow of credit. The ECB also indicated that it would likely lower rates further and possibly resume asset purchases this fall.

Emerging markets experienced considerable volatility earlier in the period (through the end of 2018) as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish, but diminished hopes for a trade deal between the US and China weighed on sentiment. Idiosyncratic factors negatively impacted some emerging economies, such as Argentina and Turkey.

From a geopolitical perspective, uncertainty over Brexit remains high. British Prime Minister Boris Johnson has shown a willingness to leave the European Union on October 31, 2019, without a withdrawal agreement, although Parliament has taken steps to prevent the United Kingdom from leaving the EU without a deal. The combination of Brexit uncertainty and the deteriorating outlook for global trade has damaged business confidence and hampered investment.

Contributors to Performance

Stock selection in the consumer discretionary sector contributed to performance relative to the MSCI All Country World Index. Here, the fund’s overweight positions in coffee and tea company Starbucks, fast-food company giant McDonald’s and apparel and footwear producer ABC-MART (Japan) aided relative results. The share price of Starbucks rose as the company reported earnings per share results that beat consensus estimates, driven by better-than-expected margins and a slightly lower tax rate. Management also increased its forward-looking earnings guidance, which further supported the stock.

4

Management Review – continued

The combination of stock selection and an overweight position in the real estate sector also benefited relative results. Within this sector, the fund’s holding of real estate investment trust STORE Capital (b) and an overweight position in real estate management services firm Sun Communities were among the fund’s top relative contributors. STORE Capital reported earnings which were ahead of estimates, driven by lower selling, general & administrative and interest expenses. The company also posted a record acquisition year, which bolstered its revenue outlook for the upcoming year.

Other top relative contributors during the period included the fund’s overweight positions in data recording products provider NICE Systems (Israel), gold-focused royalty and stream company Franco-Nevada (Canada), electricity and natural gas distribution company WEC Energy Group, global food company Nestle (Switzerland) and aerospace company Boeing (h) (United States).

Detractors from Performance

Security selection within the consumer staples sector detracted from relative performance. The fund’s overweight holdings of drug store operator Walgreens Boots Alliance (h), diversified retailer Seven & I Holdings (Japan) and convenience and supermarket store operator Dairy Farm International Holdings (Hong Kong) held back relative results. The share price of Walgreens Boots Alliance declined throughout the year, after the company reported earnings below market expectations and a lower-than-anticipated full-year earnings per share outlook. Weak sales and margins in the company’s US retail business pressured earnings and offset its cost savings generated throughout the year.

Other top relative detractors for the period included not owning strong-performing software giant Microsoft and the fund’s holdings of advisory services provider Forrester Research (b) and real estate development company Grand City Properties (b) (Germany). Shares of Microsoft rose as the company reported solid results, driven primarily by strong growth in its Commercial segment. Additionally, Microsoft and Oracle announced interoperability across Azure and Oracle Cloud systems, allowing customers to run workloads across the two platforms, which further supported the stock. Additionally, overweighting shares of investment management company Genting (Malaysia), marine and casualty insurance services provider Samsung Fire & Marine Insurance (South Korea) and pharmaceutical giant Pfizer held back relative performance. Underweighting shares of social networking service provider Facebook (h) also detracted from relative results. Shares of Facebook appreciated after the company reported a solid year with revenue growth that did not decelerate significantly, coupled with lower-than-expected expense growth. Additionally, the company unveiled the new blockchain-based Libra cryptocurrency that will launch in the first half of 2020. What differentiates Libra from other digital currencies is that Libra is backed by a reserve of real assets that provide value preservation.

Respectfully,

Portfolio Manager(s)

Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

5

Management Review – continued

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 8/31/19

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

7

Performance Summary – continued

Total Returns through 8/31/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	12/05/13	6.38%	7.23%	8.07%
B	12/05/13	5.60%	6.40%	7.22%
C	12/05/13	5.57%	6.40%	7.22%
I	12/05/13	6.61%	7.47%	8.30%
R1	12/05/13	5.61%	6.41%	7.23%
R2	12/05/13	6.09%	6.94%	7.76%
R3	12/05/13	6.42%	7.21%	8.04%
R4	12/05/13	6.61%	7.45%	8.29%
R6	12/05/13	6.68%	7.51%	8.34%

Comparative benchmark(s)
MSCI All Country World Index (net div) (f)		(0.28)%	5.51%	6.66%

Average annual with sales charge
A With Initial Sales Charge (5.75%)		0.26%	5.97%	6.96%
B With CDSC (Declining over six years from 4% to 0%) (v)		1.60%	6.09%	7.09%
C With CDSC (1% for 12 months) (v)		4.57%	6.40%	7.22%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

MSCI All Country World Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global developed and emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

8

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2019 through August 31, 2019

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2019 through August 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/19	Ending Account Value 8/31/19	Expenses Paid During Period (p) 3/01/19-8/31/19
A	Actual	0.99%	$1,000.00	$1,047.03	$5.11
	Hypothetical (h)	0.99%	$1,000.00	$1,020.21	$5.04
B	Actual	1.74%	$1,000.00	$1,042.96	$8.96
	Hypothetical (h)	1.74%	$1,000.00	$1,016.43	$8.84
C	Actual	1.74%	$1,000.00	$1,042.35	$8.96
	Hypothetical (h)	1.74%	$1,000.00	$1,016.43	$8.84
I	Actual	0.74%	$1,000.00	$1,048.09	$3.82
	Hypothetical (h)	0.74%	$1,000.00	$1,021.48	$3.77
R1	Actual	1.74%	$1,000.00	$1,043.04	$8.96
	Hypothetical (h)	1.74%	$1,000.00	$1,016.43	$8.84
R2	Actual	1.24%	$1,000.00	$1,045.73	$6.39
	Hypothetical (h)	1.24%	$1,000.00	$1,018.95	$6.31
R3	Actual	0.99%	$1,000.00	$1,046.83	$5.11
	Hypothetical (h)	0.99%	$1,000.00	$1,020.21	$5.04
R4	Actual	0.74%	$1,000.00	$1,048.09	$3.82
	Hypothetical (h)	0.74%	$1,000.00	$1,021.48	$3.77
R6	Actual	0.67%	$1,000.00	$1,048.40	$3.46
	Hypothetical (h)	0.67%	$1,000.00	$1,021.83	$3.41

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class A shares this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

11

PORTFOLIO OF INVESTMENTS

8/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.2%

Issuer	Shares/Par	Value ($)
Aerospace - 2.0%
Lockheed Martin Corp.	11,688	$4,489,478

Airlines - 0.5%
Malaysia Airports Holdings Berhad	542,800	$1,062,238

Apparel Manufacturers - 0.5%
Gildan Activewear, Inc.	31,441	$1,153,256

Automotive - 0.9%
USS Co. Ltd.	101,300	$1,914,721

Broadcasting - 0.6%
Publicis Groupe S.A.	28,986	$1,389,605

Business Services - 3.1%
Auto Trader Group PLC	170,409	$1,102,292
Forrester Research, Inc.	50,793	1,771,152
Infosys Technologies Ltd., ADR	341,631	3,925,340

		$6,798,784
Cable TV - 0.4%
Comcast Corp., “A”	19,846	$878,384

Computer Software - 2.0%
Adobe Systems, Inc. (a)	15,769	$4,486,438

Computer Software - Systems - 2.9%
Hitachi Ltd.	30,400	$1,038,467
NICE Systems Ltd., ADR (a)	34,383	5,269,195

		$6,307,662
Construction - 1.8%
AvalonBay Communities, Inc., REIT	14,528	$3,088,071
Rinnai Corp.	15,700	985,730

		$4,073,801
Consumer Products - 2.8%
Kimberly-Clark Corp.	15,851	$2,236,735
L’Oréal	3,713	1,014,480

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Consumer Products - continued
Procter & Gamble Co.	23,636	$2,841,756

		$6,092,971
Electronics - 3.5%
Kyocera Corp.	50,100	$2,978,129
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	111,327	4,745,870

		$7,723,999
Energy - Integrated - 1.3%
Eni S.p.A.	55,307	$831,540
Royal Dutch Shell PLC, “B”	71,092	1,959,332

		$2,790,872
Food & Beverages - 7.8%
General Mills, Inc.	55,529	$2,987,460
Mondelez International, Inc.	35,916	1,983,281
Mowi A.S.A.	91,691	2,193,613
Nestle S.A.	36,385	4,080,561
PepsiCo, Inc.	33,399	4,566,645
Toyo Suisan Kaisha Ltd.	33,200	1,351,626

		$17,163,186
Food & Drug Stores - 4.3%
Dairy Farm International Holdings Ltd.	252,200	$1,805,752
Lawson, Inc.	38,700	1,919,791
Seven & I Holdings Co. Ltd.	61,000	2,157,264
Tesco PLC	277,539	740,259
Wesfarmers Ltd.	108,146	2,847,690

		$9,470,756
Gaming & Lodging - 2.2%
Crown Resorts Ltd.	230,783	$1,866,604
Genting Berhad	2,066,200	2,947,854

		$4,814,458
Health Maintenance Organizations - 0.8%
Cigna Corp.	10,896	$1,677,657

Insurance - 5.2%
Beazley PLC	226,406	$1,568,920
Everest Re Group Ltd.	13,127	3,096,397
MetLife, Inc.	44,869	1,987,696
Reinsurance Group of America, Inc.	11,267	1,734,780
Samsung Fire & Marine Insurance Co. Ltd.	6,847	1,294,500

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Insurance - continued
Zurich Insurance Group AG	4,625	$1,645,794

		$11,328,087
Internet - 0.8%
Alphabet, Inc., “A” (a)	1,441	$1,715,554

Machinery & Tools - 0.9%
AGCO Corp.	13,562	$937,405
Doosan Bobcat, Inc.	34,106	1,009,453

		$1,946,858
Major Banks - 1.8%
Bank of Nova Scotia	18,201	$968,475
PNC Financial Services Group, Inc.	8,432	1,087,138
Royal Bank of Canada	24,911	1,862,346

		$3,917,959
Medical & Health Technology & Services - 0.4%
McKesson Corp.	6,006	$830,450

Medical Equipment - 2.7%
EssilorLuxottica	14,538	$2,145,044
Terumo Corp.	132,100	3,838,591

		$5,983,635
Natural Gas - Distribution - 0.5%
Tokyo Gas Co. Ltd.	42,500	$1,074,352

Natural Gas - Pipeline - 0.9%
Enbridge, Inc.	56,681	$1,896,546

Other Banks & Diversified Financials - 3.5%
Bangkok Bank Public Co. Ltd.	128,500	$720,836
Credicorp Ltd.	9,139	1,892,870
DBS Group Holdings Ltd.	47,300	836,079
Komercni Banka A.S.	36,237	1,286,352
U.S. Bancorp	43,138	2,272,941
Zions Bancorp NA	17,065	701,201

		$7,710,279
Pharmaceuticals - 10.5%
Eli Lilly & Co.	20,788	$2,348,420
Johnson & Johnson	41,868	5,374,177
Merck & Co., Inc.	39,520	3,417,294

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Pharmaceuticals - continued
Novartis AG	14,229	$1,279,640
Novo Nordisk A.S., “B”	41,779	2,169,450
Pfizer, Inc.	49,784	1,769,821
Roche Holding AG	24,442	6,682,501

		$23,041,303
Pollution Control - 1.8%
Waste Connections, Inc.	42,181	$3,876,434

Precious Metals & Minerals - 1.3%
Franco-Nevada Corp.	29,035	$2,836,332

Railroad & Shipping - 0.8%
Canadian National Railway Co.	19,605	$1,806,405

Real Estate - 6.8%
Grand City Properties S.A.	148,425	$3,406,080
Life Storage, Inc., REIT	15,564	1,649,162
Public Storage, Inc., REIT	6,483	1,716,309
STORE Capital Corp., REIT	140,775	5,315,664
Sun Communities, Inc., REIT	19,481	2,879,292

		$14,966,507
Restaurants - 4.5%
McDonald’s Corp.	15,084	$3,287,860
Starbucks Corp.	53,716	5,186,817
U.S. Foods Holding Corp. (a)	37,401	1,512,870

		$9,987,547
Specialty Chemicals - 1.0%
Symrise AG	24,696	$2,304,910

Specialty Stores - 2.1%
ABC-MART, Inc.	71,100	$4,544,350

Telecommunications - Wireless - 3.1%
Advanced Info Service Public Co. Ltd.	190,700	$1,447,131
KDDI Corp.	127,400	3,399,812
Vodafone Group PLC	1,070,832	2,022,758

		$6,869,701
Telephone Services - 4.1%
HKT Trust and HKT Ltd.	1,928,000	$3,014,805
TELUS Corp.	96,046	3,482,628

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Telephone Services - continued
Verizon Communications, Inc.	41,429	$2,409,511

		$8,906,944
Tobacco - 1.4%
British American Tobacco PLC	23,458	$822,058
Japan Tobacco, Inc.	103,300	2,188,325

		$3,010,383
Utilities - Electric Power - 7.7%
American Electric Power Co., Inc.	26,334	$2,400,344
Avangrid, Inc.	29,694	1,500,735
CEZ A.S.	32,467	715,170
CLP Holdings Ltd.	313,500	3,228,805
Duke Energy Corp.	10,001	927,493
Evergy, Inc.	36,660	2,382,900
WEC Energy Group, Inc.	29,953	2,868,599
Xcel Energy, Inc.	44,227	2,840,258

		$16,864,304
Total Common Stocks (Identified Cost, $182,669,256)		$217,707,106

Investment Companies (h) - 0.3%
Money Market Funds - 0.3%
MFS Institutional Money Market Portfolio, 2.17% (v) (Identified Cost, $588,564)	588,550	$588,609

Other Assets, Less Liabilities - 0.5%		1,094,486
Net Assets - 100.0%		$219,390,201

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $588,609 and $217,707,106, respectively.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/19

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $182,669,256)	$217,707,106
Investments in affiliated issuers, at value (identified cost, $588,564)	588,609
Receivables for
Fund shares sold	885,221
Dividends	881,575
Receivable from investment adviser	25,021
Other assets	256
Total assets	$220,087,788

Liabilities
Payables for
Fund shares reacquired	$486,156
Payable to affiliates
Administrative services fee	328
Shareholder servicing costs	57,303
Distribution and service fees	518
Payable for independent Trustees’ compensation	14
Deferred country tax expense payable	36,731
Accrued expenses and other liabilities	116,537
Total liabilities	$697,587
Net assets	$219,390,201

Net assets consist of
Paid-in capital	$184,917,147
Total distributable earnings (loss)	34,473,054
Net assets	$219,390,201
Shares of beneficial interest outstanding	15,764,397

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$19,981,357	1,435,630	$13.92
Class B	410,015	29,673	13.82
Class C	2,876,284	208,412	13.80
Class I	118,906,636	8,540,200	13.92
Class R1	96,387	6,947	13.88
Class R2	75,360	5,413	13.92
Class R3	71,048	5,098	13.94
Class R4	71,769	5,154	13.92
Class R6	76,901,345	5,527,870	13.91

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $14.77 [100 / 94.25 x $13.92]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/19

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$6,669,768
Dividends from affiliated issuers	45,831
Other	19,547
Income on securities loaned	13,688
Interest	7
Foreign taxes withheld	(375,152)
Total investment income	$6,373,689
Expenses
Management fee	$1,245,776
Distribution and service fees	61,983
Shareholder servicing costs	120,538
Administrative services fee	41,165
Independent Trustees’ compensation	8,290
Custodian fee	72,792
Shareholder communications	32,274
Audit and tax fees	56,131
Legal fees	2,048
Registration fees	128,070
Miscellaneous	33,894
Total expenses	$1,802,961
Reduction of expenses by investment adviser and distributor	(114,188)
Net expenses	$1,688,773
Net investment income (loss)	$4,684,916

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $7,498 country tax)	$1,971,059
Affiliated issuers	(89)
Foreign currency	5,742
Net realized gain (loss)	$1,976,712
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $28,227 increase in deferred country tax)	$10,761,321
Affiliated issuers	(72)
Translation of assets and liabilities in foreign currencies	1,165
Net unrealized gain (loss)	$10,762,414
Net realized and unrealized gain (loss)	$12,739,126
Change in net assets from operations	$17,424,042

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	8/31/19	8/31/18
Change in net assets

From operations
Net investment income (loss)	$4,684,916	$3,736,632
Net realized gain (loss)	1,976,712	4,752,570
Net unrealized gain (loss)	10,762,414	8,115,677
Change in net assets from operations	$17,424,042	$16,604,879
Total distributions to shareholders (a)	$(10,518,952)	$(3,747,865)
Change in net assets from fund share transactions	$17,311,467	$3,967,302
Total change in net assets	$24,216,557	$16,824,316

Net assets
At beginning of period	195,173,644	178,349,328
At end of period (b)	$219,390,201	$195,173,644

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. For the year ended August 31, 2018, distributions from net investment income were $3,747,865.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. For the year ended August 31, 2018, end of period net assets included undistributed net investment income of $985,825.

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	8/31/19	8/31/18	8/31/17	8/31/16	8/31/15
Net asset value, beginning of period	$13.73	$12.82	$11.87	$10.75	$10.92

Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.23	$0.19	$0.18	$0.19
Net realized and unrealized gain (loss)	0.56	0.92	0.91	1.11	(0.22)
Total from investment operations	$0.81	$1.15	$1.10	$1.29	$(0.03)

Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.24)	$(0.15)	$(0.17)	$(0.12)
From net realized gain	(0.39)	—	—	—	(0.02)
Total distributions declared to shareholders	$(0.62)	$(0.24)	$(0.15)	$(0.17)	$(0.14)
Net asset value, end of period (x)	$13.92	$13.73	$12.82	$11.87	$10.75
Total return (%) (r)(s)(t)(x)	6.38	9.09	9.36	12.12	(0.36)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.06	1.23	1.51	1.88
Expenses after expense reductions (f)	0.98	0.97	1.17	1.19	1.23
Net investment income (loss)	1.86	1.75	1.55	1.56	1.65
Portfolio turnover	65	41	24	28	61
Net assets at end of period (000 omitted)	$19,981	$9,102	$9,215	$7,473	$3,981

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Year ended

	8/31/19	8/31/18	8/31/17	8/31/16	8/31/15
Net asset value, beginning of period	$13.63	$12.73	$11.79	$10.70	$10.91

Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.13	$0.09	$0.07	$0.08
Net realized and unrealized gain (loss)	0.57	0.91	0.91	1.12	(0.20)
Total from investment operations	$0.71	$1.04	$1.00	$1.19	$(0.12)

Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.14)	$(0.06)	$(0.10)	$(0.07)
From net realized gain	(0.39)	—	—	—	(0.02)
Total distributions declared to shareholders	$(0.52)	$(0.14)	$(0.06)	$(0.10)	$(0.09)
Net asset value, end of period (x)	$13.82	$13.63	$12.73	$11.79	$10.70
Total return (%) (r)(s)(t)(x)	5.60	8.25	8.48	11.16	(1.16)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.79	1.81	1.98	2.33	2.68
Expenses after expense reductions (f)	1.74	1.74	1.96	1.98	2.01
Net investment income (loss)	1.03	1.02	0.73	0.65	0.74
Portfolio turnover	65	41	24	28	61
Net assets at end of period (000 omitted)	$410	$380	$350	$341	$446

Class C	Year ended

	8/31/19	8/31/18	8/31/17	8/31/16	8/31/15
Net asset value, beginning of period	$13.62	$12.71	$11.78	$10.69	$10.91

Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.13	$0.09	$0.08	$0.10
Net realized and unrealized gain (loss)	0.57	0.92	0.91	1.11	(0.23)
Total from investment operations	$0.71	$1.05	$1.00	$1.19	$(0.13)

Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.14)	$(0.07)	$(0.10)	$(0.07)
From net realized gain	(0.39)	—	—	—	(0.02)
Total distributions declared to shareholders	$(0.53)	$(0.14)	$(0.07)	$(0.10)	$(0.09)
Net asset value, end of period (x)	$13.80	$13.62	$12.71	$11.78	$10.69
Total return (%) (r)(s)(t)(x)	5.57	8.28	8.49	11.22	(1.23)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.80	1.81	1.98	2.23	2.66
Expenses after expense reductions (f)	1.74	1.74	1.96	1.99	2.00
Net investment income (loss)	1.02	1.01	0.76	0.74	0.89
Portfolio turnover	65	41	24	28	61
Net assets at end of period (000 omitted)	$2,876	$1,773	$1,924	$1,554	$453

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Year ended

	8/31/19	8/31/18	8/31/17	8/31/16	8/31/15
Net asset value, beginning of period	$13.73	$12.82	$11.87	$10.76	$10.93

Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.27	$0.23	$0.21	$0.24
Net realized and unrealized gain (loss)	0.56	0.91	0.90	1.10	(0.25)
Total from investment operations	$0.84	$1.18	$1.13	$1.31	$(0.01)

Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.27)	$(0.18)	$(0.20)	$(0.14)
From net realized gain	(0.39)	—	—	—	(0.02)
Total distributions declared to shareholders	$(0.65)	$(0.27)	$(0.18)	$(0.20)	$(0.16)
Net asset value, end of period (x)	$13.92	$13.73	$12.82	$11.87	$10.76
Total return (%) (r)(s)(t)(x)	6.61	9.34	9.59	12.34	(0.18)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	0.81	0.94	1.17	1.63
Expenses after expense reductions (f)	0.74	0.74	0.90	0.98	1.00
Net investment income (loss)	2.09	2.03	1.87	1.86	2.10
Portfolio turnover	65	41	24	28	61
Net assets at end of period (000 omitted)	$118,907	$114,259	$97,952	$10,669	$2,685

Class R1	Year ended

	8/31/19	8/31/18	8/31/17	8/31/16	8/31/15
Net asset value, beginning of period	$13.69	$12.78	$11.84	$10.70	$10.91

Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.14	$0.09	$0.08	$0.07
Net realized and unrealized gain (loss)	0.58	0.91	0.91	1.12	(0.19)
Total from investment operations	$0.72	$1.05	$1.00	$1.20	$(0.12)

Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.14)	$(0.06)	$(0.06)	$(0.07)
From net realized gain	(0.39)	—	—	—	(0.02)
Total distributions declared to shareholders	$(0.53)	$(0.14)	$(0.06)	$(0.06)	$(0.09)
Net asset value, end of period (x)	$13.88	$13.69	$12.78	$11.84	$10.70
Total return (%) (r)(s)(t)(x)	5.61	8.29	8.47	11.24	(1.22)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.79	1.81	1.98	2.31	2.69
Expenses after expense reductions (f)	1.74	1.74	1.96	1.99	2.01
Net investment income (loss)	1.03	1.03	0.75	0.69	0.66
Portfolio turnover	65	41	24	28	61
Net assets at end of period (000 omitted)	$96	$74	$68	$56	$108

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Year ended

	8/31/19	8/31/18	8/31/17	8/31/16	8/31/15
Net asset value, beginning of period	$13.73	$12.81	$11.87	$10.74	$10.92

Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.20	$0.15	$0.13	$0.13
Net realized and unrealized gain (loss)	0.57	0.92	0.90	1.13	(0.20)
Total from investment operations	$0.78	$1.12	$1.05	$1.26	$(0.07)

Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.20)	$(0.11)	$(0.13)	$(0.09)
From net realized gain	(0.39)	—	—	—	(0.02)
Total distributions declared to shareholders	$(0.59)	$(0.20)	$(0.11)	$(0.13)	$(0.11)
Net asset value, end of period (x)	$13.92	$13.73	$12.81	$11.87	$10.74
Total return (%) (r)(s)(t)(x)	6.09	8.87	8.94	11.83	(0.71)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.29	1.31	1.49	1.79	2.19
Expenses after expense reductions (f)	1.24	1.24	1.47	1.49	1.51
Net investment income (loss)	1.53	1.52	1.24	1.20	1.16
Portfolio turnover	65	41	24	28	61
Net assets at end of period (000 omitted)	$75	$66	$61	$72	$112

Class R3	Year ended

	8/31/19	8/31/18	8/31/17	8/31/16	8/31/15
Net asset value, beginning of period	$13.74	$12.82	$11.88	$10.76	$10.92

Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.22	$0.19	$0.16	$0.16
Net realized and unrealized gain (loss)	0.58	0.93	0.90	1.12	(0.19)
Total from investment operations	$0.82	$1.15	$1.09	$1.28	$(0.03)

Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.23)	$(0.15)	$(0.16)	$(0.11)
From net realized gain	(0.39)	—	—	—	(0.02)
Total distributions declared to shareholders	$(0.62)	$(0.23)	$(0.15)	$(0.16)	$(0.13)
Net asset value, end of period (x)	$13.94	$13.74	$12.82	$11.88	$10.76
Total return (%) (r)(s)(t)(x)	6.42	9.11	9.24	12.05	(0.34)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.04	1.05	1.21	1.56	1.94
Expenses after expense reductions (f)	0.99	0.99	1.18	1.24	1.26
Net investment income (loss)	1.78	1.69	1.55	1.44	1.41
Portfolio turnover	65	41	24	28	61
Net assets at end of period (000 omitted)	$71	$67	$151	$56	$110

See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Year ended

	8/31/19	8/31/18	8/31/17	8/31/16	8/31/15
Net asset value, beginning of period	$13.73	$12.82	$11.87	$10.76	$10.93

Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.27	$0.21	$0.19	$0.19
Net realized and unrealized gain (loss)	0.57	0.91	0.92	1.12	(0.20)
Total from investment operations	$0.84	$1.18	$1.13	$1.31	$(0.01)

Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.27)	$(0.18)	$(0.20)	$(0.14)
From net realized gain	(0.39)	—	—	—	(0.02)
Total distributions declared to shareholders	$(0.65)	$(0.27)	$(0.18)	$(0.20)	$(0.16)
Net asset value, end of period (x)	$13.92	$13.73	$12.82	$11.87	$10.76
Total return (%) (r)(s)(t)(x)	6.61	9.34	9.58	12.32	(0.18)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	0.81	0.98	1.31	1.69
Expenses after expense reductions (f)	0.74	0.74	0.96	0.99	1.02
Net investment income (loss)	2.03	2.02	1.74	1.69	1.66
Portfolio turnover	65	41	24	28	61
Net assets at end of period (000 omitted)	$72	$67	$62	$56	$110

Class R6	Year ended

	8/31/19	8/31/18	8/31/17	8/31/16	8/31/15
Net asset value, beginning of period	$13.72	$12.81	$11.86	$10.76	$10.92

Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.27	$0.21	$0.20	$0.20
Net realized and unrealized gain (loss)	0.57	0.92	0.92	1.11	(0.20)
Total from investment operations	$0.85	$1.19	$1.13	$1.31	$0.00

Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.28)	$(0.18)	$(0.21)	$(0.14)
From net realized gain	(0.39)	—	—	—	(0.02)
Total distributions declared to shareholders	$(0.66)	$(0.28)	$(0.18)	$(0.21)	$(0.16)
Net asset value, end of period (x)	$13.91	$13.72	$12.81	$11.86	$10.76
Total return (%) (r)(s)(t)(x)	6.68	9.42	9.63	12.37	(0.09)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.72	0.74	0.94	1.21	1.63
Expenses after expense reductions (f)	0.67	0.67	0.92	0.93	0.97
Net investment income (loss)	2.11	2.08	1.77	1.76	1.79
Portfolio turnover	65	41	24	28	61
Net assets at end of period (000 omitted)	$76,901	$69,385	$68,569	$45,799	$27,802
See Notes to Financial Statements

25

Financial Highlights – continued

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Low Volatility Global Equity Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing

27

Notes to Financial Statements – continued

services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes

28

Notes to Financial Statements – continued

unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$95,158,145	$—	$—	$95,158,145
Japan	27,391,157	—	—	27,391,157
Canada	17,882,422	—	—	17,882,422
Switzerland	13,688,496	—	—	13,688,496
United Kingdom	8,215,619	—	—	8,215,619
Hong Kong	8,049,363	—	—	8,049,363
Germany	5,710,990	—	—	5,710,990
Israel	5,269,194	—	—	5,269,194
Taiwan	4,745,870	—	—	4,745,870
Other Countries	30,148,719	1,447,131	—	31,595,850
Mutual Funds	588,609	—	—	588,609
Total	$216,848,584	$1,447,131	$—	$218,295,715

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes

29

Notes to Financial Statements – continued

the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At August 31, 2019, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

30

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended	Year ended

	8/31/19	8/31/18
Ordinary income (including any short-term capital gains)	$4,465,803	$3,747,865
Long-term capital gains	6,053,149	—
Total distributions	$10,518,952	$3,747,865

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/19

Cost of investments	$185,946,171
Gross appreciation	36,883,978

Gross depreciation	(4,534,434)
Net unrealized appreciation (depreciation)	$32,349,544

Undistributed ordinary income	1,949,792
Undistributed long-term capital gain	244,641
Other temporary differences	(70,923)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares

31

Notes to Financial Statements – continued

approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain

	Year ended 8/31/19	Year ended 8/31/18	Year ended 8/31/19	Year ended 8/31/18
Class A	$233,200	$171,679	$316,381	$—
Class B	3,792	4,005	10,247	—
Class C	21,935	19,587	55,646	—
Class I	2,688,977	2,142,583	3,717,214	—
Class R1	832	760	2,099	—
Class R2	982	979	1,872	—
Class R3	1,148	1,496	1,885	—
Class R4	1,324	1,310	1,902	—
Class R6	1,446,520	1,405,466	2,012,996	—
Total	$4,398,710	$3,747,865	$6,120,242	$—

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.55%
In excess of $1 billion and up to $2.5 billion	0.525%
In excess of $2.5 billion	0.50%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2019, this management fee reduction amounted to $21,943, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2019 was equivalent to an annual effective rate of 0.54% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes

A	B	C	I	R1	R2	R3	R4	R6
0.99%	1.74%	1.74%	0.74%	1.74%	1.24%	0.99%	0.74%	0.68%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2020. For the year ended August 31, 2019, this reduction amounted to $91,138, which is included in the reduction of total expenses in the Statement of Operations.

32

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $8,593 for the year ended August 31, 2019, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$34,962
Class B	0.75%	0.25%	1.00%	1.00%	3,857
Class C	0.75%	0.25%	1.00%	1.00%	21,863
Class R1	0.75%	0.25%	1.00%	1.00%	796
Class R2	0.25%	0.25%	0.50%	0.50%	336
Class R3	—	0.25%	0.25%	0.25%	169
Total Distribution and Service Fees					$61,983

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2019 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2019, this rebate amounted to $1,107 for Class A and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2019, were as follows:

Amount
Class A	$131
Class B	735
Class C	411

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the

33

Notes to Financial Statements – continued

year ended August 31, 2019, the fee was $5,148, which equated to 0.0023% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2019, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $115,390.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2019 was equivalent to an annual effective rate of 0.0182% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO

Agreement was terminated. For the year ended August 31, 2019, the fee paid by the fund under this agreement was $399 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On September 20, 2017, MFS redeemed 2,847 shares of Class I for an aggregate amount of $36,499. On March 19, 2018, MFS redeemed 7,343 shares of Class I for an aggregate amount of $96,564.

At August 31, 2019, MFS held approximately 72%, 93%, 100%, and 100% of the outstanding shares of Class R1, Class R2, Class R3, and Class R4, respectively.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the

34

Notes to Financial Statements – continued

Investment Company Act of 1940. During the year ended August 31, 2019, the fund engaged in purchase transactions pursuant to this policy, which amounted to $611,422.

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended August 31, 2019, this reimbursement amounted to $19,503, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended August 31, 2019, purchases and sales of investments, other than short-term obligations, aggregated $156,784,339 and $145,091,807, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/19		Year ended 8/31/18

	Shares	Amount	Shares	Amount
Shares sold
Class A	1,041,729	$13,809,908	166,465	$2,195,559
Class B	3,234	41,580	2,431	32,218
Class C	131,925	1,728,080	44,846	588,231
Class I	8,478,173	112,927,999	3,081,326	40,706,123
Class R1	1,336	18,304	59	768
Class R2	358	4,947	—	—
Class R6	1,744,896	23,529,647	1,110,058	14,524,680
	11,401,651	$152,060,465	4,405,185	$58,047,579

Shares issued to shareholders in reinvestment of distributions
Class A	42,848	$548,615	13,140	$171,513
Class B	1,114	14,039	307	4,005
Class C	6,003	75,592	1,495	19,416
Class I	476,060	6,073,699	157,587	2,054,501
Class R1	231	2,931	58	760
Class R2	224	2,854	75	979
Class R3	238	3,033	115	1,496
Class R4	252	3,226	101	1,310
Class R6	261,566	3,338,647	104,523	1,360,917
	788,536	$10,062,636	277,401	$3,614,897

35

Notes to Financial Statements – continued

	Year ended 8/31/19		Year ended 8/31/18

	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(311,945)	$(4,142,094)	(235,675)	$(3,097,154)
Class B	(2,521)	(32,865)	(2,369)	(30,922)
Class C	(59,697)	(780,451)	(67,494)	(885,022)
Class I	(8,734,942)	(119,271,353)	(2,560,046)	(33,731,533)
Class R1	(43)	(600)	(1)	(18)
Class R3	—	—	(7,000)	(90,368)
Class R6	(1,535,830)	(20,584,271)	(1,511,756)	(19,860,157)
	(10,644,978)	$(144,811,634)	(4,384,341)	$(57,695,174)

Net change
Class A	772,632	$10,216,429	(56,070)	$(730,082)
Class B	1,827	22,754	369	5,301
Class C	78,231	1,023,221	(21,153)	(277,375)
Class I	219,291	(269,655)	678,867	9,029,091
Class R1	1,524	20,635	116	1,510
Class R2	582	7,801	75	979
Class R3	238	3,033	(6,885)	(88,872)
Class R4	252	3,226	101	1,310
Class R6	470,632	6,284,023	(297,175)	(3,974,560)
	1,545,209	$17,311,467	298,245	$3,967,302

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended August 31, 2019, the fund’s commitment fee and interest expense were $1,285 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

36

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$1,215,317	$89,068,892	$89,695,439	$(89)	$(72)	$588,609

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$45,831	$—

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and the Shareholders of MFS Low Volatility Global Equity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Low Volatility Global Equity Fund (the “Fund”), including the portfolio of investments, as of August 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.

38

Report of Independent Registered Public Accounting Firm – continued

Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 17, 2019

We have served as the auditor of one or more of the MFS investment companies since 1924.

39

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 65)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 64)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (since 2016)

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 59)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does

44

Trustees and Officers – continued

not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stocks

45

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2019 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2018 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including

46

Board Review of Investment Advisory Agreement – continued

information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2018, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 1st quintile for the one-year period and the 2nd quintile for the three-year period ended December 31, 2018 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In addition to considering the performance information provided in connection with the contract review meetings, the Trustees noted that, in light of the Fund’s substandard relative performance of the Fund at the time of their contract review meetings in 2018, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the Fund’s performance and MFS’ efforts to improve the Fund’s performance. The Trustees further noted that the Fund’s three-year performance as compared to its Broadridge performance universe improved for the period ended December 31, 2018, as compared to the prior year. Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information

47

Board Review of Investment Advisory Agreement – continued

provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life

48

Board Review of Investment Advisory Agreement – continued

Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter directly pay for or voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2019.

49

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT (for first and third fiscal quarters ending March 31, 2019 or after). The fund’s Form N-Q or Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2019 income tax forms in January 2020. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $6,693,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 38.49% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Income derived from foreign sources was $3,961,471. The fund intends to pass through foreign tax credits of $354,580 for the fiscal year.

The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

50

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

51

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

52

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

August 31, 2019

     MFS® Low Volatility Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

LVU-ANN

MFS® Low Volatility Equity Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Slowing global growth, low inflation, and increasing trade friction between the United States and China have been hallmarks of the past 12 months. After experiencing an uptick in market volatility in late 2018, markets steadied during the first half of 2019, thanks in large measure to the adoption of a dovish policy stance on the part of global central banks, focused on supporting economic growth. The U.S. and China have raised tariffs on each other, heightening tensions and uncertainty. Despite repeated declarations by British Prime Minister Boris Johnson that the United Kingdom will leave the European Union on October 31, 2019, with or without a deal, apprehension over the possibility of a no-deal Brexit has eased somewhat, with Parliament having taken steps to block such an outcome.

Markets expect that the longest economic expansion in U.S. history will continue for the time being, albeit at a slower pace. In an effort to prolong the expansion, the U.S. Federal Reserve lowered interest rates for the first time in more than a decade in July and again in September. Similarly, the European Central Bank loosened policy in September. While markets have grown more risk averse, the accommodative monetary environment has helped push global interest rates toward record-low levels and has been somewhat supportive of risk assets despite the unsettled economic and geopolitical backdrop.

Since launching the first U.S. open-end mutual fund in 1924, MFS® has been committed to a single purpose: to create value by allocating capital responsibly for clients. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to uncover what we believe are the best investment opportunities in the market.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

October 17, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Waste Connections, Inc.	3.0%
PepsiCo, Inc.	2.8%
Cisco Systems, Inc.	2.7%
Eli Lilly & Co.	2.6%
Amdocs Ltd.	2.4%
Starbucks Corp.	2.3%
Alphabet, Inc., “A”	2.1%
Johnson & Johnson	2.1%
Procter & Gamble Co.	2.1%
STORE Capital Corp., REIT	1.9%

Equity sectors (k)
Financial Services	23.3%
Technology	16.3%
Health Care	14.2%
Consumer Staples	12.0%
Utilities	8.1%
Industrial Goods & Services	7.8%
Leisure	3.9%
Retailing	2.7%
Special Products & Services	2.5%
Energy	1.6%
Basic Materials	1.3%
Communications	0.8%
Autos & Housing	0.4%

(k)	The sectors set forth above and the associated portfolio composition are based on MFS’ own custom sector classification methodology.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of August 31, 2019.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2019, Class A shares of the MFS Low Volatility Equity Fund (fund) provided a total return of 13.23%, at net asset value. This compares with a return of 2.92% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index).

Market Environment

Changes in market sentiment, driven largely by uncertainty over the outcome of trade negotiations between the United States and China, contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to cut interest rates for the first time in over a decade at the end of July, which, combined with a more dovish posture beginning in early 2019, resulted in a sharp decline in long-term interest rates during the period’s second half, inverting portions of the US Treasury yield curve. Consequently, markets anticipate additional rate cuts in the coming quarters.

Globally, central banks have tilted more dovish as well, with China lowering reserve requirements, the Bank of Canada and Bank of England holding rates steady and the European Central Bank extending a low-interest-rate refinancing facility for eurozone banks to encourage the continued flow of credit. The ECB also indicated that it would likely lower rates further and possibly resume asset purchases this fall.

Emerging markets experienced considerable volatility earlier in the period (through the end of 2018) as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish, but diminished hopes for a trade deal between the US and China weighed on sentiment. Idiosyncratic factors negatively impacted some emerging economies, such as Argentina and Turkey.

From a geopolitical perspective, uncertainty over Brexit remains high. British Prime Minister Boris Johnson has shown a willingness to leave the European Union on October 31, 2019, without a withdrawal agreement, although Parliament has taken steps to prevent the United Kingdom from leaving the EU without a deal. The combination of Brexit uncertainty and the deteriorating outlook for global trade has damaged business confidence and hampered investment.

Contributors to Performance

Stock selection in both the financials and industrials sectors contributed to performance relative to the S&P 500 Index. However, there were no individual stocks within either sector that were among the fund’s top relative contributors during the reporting period.

Stock selection in the consumer discretionary sector also bolstered relative performance. Within this sector, an overweight position in coffee and tea company Starbucks supported relative results. The stock price of Starbucks appreciated as management reported solid financial results during the period, driven by a lower tax rate and strong revenues from global same-store sales. In addition, the fund’s position

3

Management Review – continued

in child care and early education provider Bright Horizons Family Solutions (b) and not owning shares of internet retailer Amazon.com aided relative results. The share price of Bright Horizons Family Solutions advanced as revenue continued to grow year over year across all segments. Operating margins also expanded, driven by the company’s Full Service and Back-Up Care segments.

An overweight position and stock selection in both the utilities and real estate sectors further benefited relative returns. Within the utilities sector, an overweight position in power and natural gas distributor Xcel Energy helped relative returns. Within the real estate sector, holding shares of real estate investment trusts Sun Communities (b) and STORE Capital (b) buoyed relative performance.

Stocks in other sectors that strengthened relative returns included the fund’s overweight positions in food, snack and beverage company PepsiCo and wholesale retailer Costco Wholesale. Additionally, holding shares of medical and surgical equipment manufacturer STERIS (b) and not owning shares of computer and personal electronics maker Apple further boosted relative performance.

Detractors from Performance

Stock selection and an underweight position in the communication services sector detracted from relative results. Within this sector, the timing of the fund’s ownership in shares of social networking service provider Facebook (h) and not holding shares of diversified entertainment company Walt Disney hindered relative performance.

Elsewhere, an underweight position in strong-performing software giant Microsoft held back relative returns. The stock price of Microsoft advanced as the company posted solid earnings results, driven by strong revenue growth in both its Commercial and Azure cloud segments. In addition, the fund’s overweight positions in health care provider Humana, cruise ship operator Carnival Corporation (h), tobacco giant Altria Group, pharmaceutical giant Pfizer and global health service organization Cigna negatively impacted relative performance. The stock price of Humana depreciated during the period as the company reported a fall in net income due to investments in the business aimed to improve benefits to its existing members. Not holding shares of global non-alcoholic beverage giant Coca-Cola and the timing of the fund’s ownership in home improvement retailer Home Depot (h) further weakened relative results.

Respectfully,

Portfolio Manager(s)

Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 8/31/19

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

5

Performance Summary – continued

Total Returns through 8/31/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	12/05/13	13.23%	11.02%	11.16%
B	12/05/13	12.41%	10.18%	10.33%
C	12/05/13	12.40%	10.19%	10.34%
I	12/05/13	13.55%	11.28%	11.43%
R1	12/05/13	12.37%	10.18%	10.33%
R2	12/05/13	12.94%	10.75%	10.90%
R3	12/05/13	13.24%	11.02%	11.16%
R4	12/05/13	13.53%	11.28%	11.43%
R6	12/05/13	13.63%	11.38%	11.53%

Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		2.92%	10.11%	11.17%

Average annual with sales charge
A With Initial Sales Charge (5.75%)		6.71%	9.71%	10.02%
B With CDSC (Declining over six years from 4% to 0%) (v)		8.41%	9.91%	10.22%
C With CDSC (1% for 12 months) (v)		11.40%	10.19%	10.34%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

6

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2019 through August 31, 2019

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2019 through August 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/19	Ending Account Value 8/31/19	Expenses Paid During Period (p) 3/01/19-8/31/19
A	Actual	0.89%	$1,000.00	$1,104.26	$4.72
	Hypothetical (h)	0.89%	$1,000.00	$1,020.72	$4.53
B	Actual	1.64%	$1,000.00	$1,099.92	$8.68
	Hypothetical (h)	1.64%	$1,000.00	$1,016.94	$8.34
C	Actual	1.64%	$1,000.00	$1,100.41	$8.68
	Hypothetical (h)	1.64%	$1,000.00	$1,016.94	$8.34
I	Actual	0.64%	$1,000.00	$1,106.02	$3.40
	Hypothetical (h)	0.64%	$1,000.00	$1,021.98	$3.26
R1	Actual	1.64%	$1,000.00	$1,100.47	$8.68
	Hypothetical (h)	1.64%	$1,000.00	$1,016.94	$8.34
R2	Actual	1.14%	$1,000.00	$1,103.16	$6.04
	Hypothetical (h)	1.14%	$1,000.00	$1,019.46	$5.80
R3	Actual	0.89%	$1,000.00	$1,104.53	$4.72
	Hypothetical (h)	0.89%	$1,000.00	$1,020.72	$4.53
R4	Actual	0.64%	$1,000.00	$1,105.84	$3.40
	Hypothetical (h)	0.64%	$1,000.00	$1,021.98	$3.26
R6	Actual	0.57%	$1,000.00	$1,106.22	$3.03
	Hypothetical (h)	0.57%	$1,000.00	$1,022.33	$2.91

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

9

PORTFOLIO OF INVESTMENTS

8/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 94.9%

Issuer	Shares/Par	Value ($)
Aerospace - 4.8%
CACI International, Inc., “A” (a)	12,841	$2,854,426
Honeywell International, Inc.	31,992	5,266,523
Lockheed Martin Corp.	10,772	4,137,633
Northrop Grumman Corp.	11,611	4,271,339
United Technologies Corp.	16,167	2,105,590

		$18,635,511
Alcoholic Beverages - 1.3%
Constellation Brands, Inc., “A”	24,528	$5,012,297

Brokerage & Asset Managers - 1.4%
CME Group, Inc.	24,752	$5,378,362

Business Services - 5.0%
Amdocs Ltd.	140,933	$9,124,002
CoStar Group, Inc. (a)	4,227	2,599,056
FleetCor Technologies, Inc. (a)	6,838	2,040,459
Global Payments, Inc.	10,333	1,715,071
Total System Services, Inc.	15,052	2,020,280
Verisk Analytics, Inc., “A”	12,180	1,967,557

		$19,466,425
Cable TV - 0.7%
Comcast Corp., “A”	56,369	$2,494,892

Chemicals - 0.4%
Eastman Chemical Co.	23,871	$1,560,447

Computer Software - 3.0%
Adobe Systems, Inc. (a)	13,614	$3,873,319
Microsoft Corp.	41,741	5,754,414
Oracle Corp.	37,158	1,934,446

		$11,562,179
Construction - 1.9%
AvalonBay Communities, Inc., REIT	22,161	$4,710,542
Mid-America Apartment Communities, Inc., REIT	22,287	2,823,317

		$7,533,859

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Consumer Products - 2.1%
Procter & Gamble Co.	66,142	$7,952,253

Consumer Services - 2.3%
Booking Holdings, Inc. (a)	1,444	$2,839,496
Bright Horizons Family Solutions, Inc. (a)	36,502	6,024,655

		$8,864,151
Electrical Equipment - 0.9%
Johnson Controls International PLC	41,647	$1,777,910
TE Connectivity Ltd.	20,095	1,833,066

		$3,610,976
Electronics - 1.3%
Texas Instruments, Inc.	41,797	$5,172,379

Energy - Independent - 0.5%
Phillips 66	20,895	$2,060,874

Energy - Integrated - 1.1%
Exxon Mobil Corp.	59,181	$4,052,715

Food & Beverages - 5.5%
General Mills, Inc.	89,465	$4,813,217
Ingredion, Inc.	20,150	1,556,991
J.M. Smucker Co.	14,631	1,538,596
Mondelez International, Inc.	51,060	2,819,533
PepsiCo, Inc.	78,093	10,677,656

		$21,405,993
Health Maintenance Organizations - 1.8%
Cigna Corp.	22,194	$3,417,210
Humana, Inc.	13,095	3,708,635

		$7,125,845
Insurance - 9.0%
Allstate Corp.	20,361	$2,084,763
Aon PLC	23,624	4,603,136
Chubb Ltd.	28,917	4,519,149
Everest Re Group Ltd.	26,485	6,247,282
Hartford Financial Services Group, Inc.	62,613	3,649,086
Loews Corp.	82,117	3,947,364
MetLife, Inc.	111,049	4,919,471
Progressive Corp.	30,324	2,298,559
Prudential Financial, Inc.	14,900	1,193,341

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Insurance - continued
Travelers Cos., Inc.	10,021	$1,472,686

		$34,934,837
Internet - 2.6%
Alphabet, Inc., “A” (a)	6,800	$8,095,604
Alphabet, Inc., “C” (a)	1,583	1,880,762

		$9,976,366
Machinery & Tools - 2.8%
AGCO Corp.	56,572	$3,910,257
Eaton Corp. PLC	46,797	3,777,454
Illinois Tool Works, Inc.	10,150	1,521,079
Roper Technologies, Inc.	4,052	1,486,111

		$10,694,901
Major Banks - 0.9%
PNC Financial Services Group, Inc.	13,584	$1,751,385
Wells Fargo & Co.	38,590	1,797,136

		$3,548,521
Medical & Health Technology & Services - 0.5%
Quest Diagnostics, Inc.	17,766	$1,818,705

Medical Equipment - 6.1%
Danaher Corp.	45,438	$6,456,285
Medtronic PLC	59,059	6,371,876
STERIS PLC	46,263	7,143,007
Stryker Corp.	11,350	2,504,491
Varian Medical Systems, Inc. (a)	10,664	1,129,638

		$23,605,297
Network & Telecom - 2.4%
Cisco Systems, Inc.	152,983	$7,161,135
Motorola Solutions, Inc.	11,453	2,071,962

		$9,233,097
Other Banks & Diversified Financials - 2.3%
Mastercard, Inc., “A”	15,725	$4,424,543
U.S. Bancorp	33,860	1,784,084
Visa, Inc., “A”	15,867	2,869,071

		$9,077,698
Pharmaceuticals - 7.5%
Eli Lilly & Co.	87,709	$9,908,486
Johnson & Johnson	62,650	8,041,754

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Pharmaceuticals - continued
Merck & Co., Inc.	28,526	$2,466,643
Pfizer, Inc.	177,567	6,312,507
Zoetis, Inc.	19,663	2,485,796

		$29,215,186
Pollution Control - 3.0%
Waste Connections, Inc.	125,160	$11,502,204

Real Estate - 6.0%
EPR Properties, REIT	21,780	$1,704,285
Extra Space Storage, Inc., REIT	16,634	2,028,017
Public Storage, Inc., REIT	23,691	6,271,955
STAG Industrial, Inc., REIT	49,682	1,444,753
STORE Capital Corp., REIT	190,763	7,203,211
Sun Communities, Inc., REIT	30,118	4,451,441

		$23,103,662
Restaurants - 3.7%
McDonald’s Corp.	16,642	$3,627,457
Starbucks Corp.	90,402	8,729,217
U.S. Foods Holding Corp. (a)	49,094	1,985,852

		$14,342,526
Specialty Chemicals - 1.6%
Ecolab, Inc.	30,853	$6,365,282

Specialty Stores - 2.7%
Costco Wholesale Corp.	35,408	$10,436,862

Telephone Services - 0.8%
Verizon Communications, Inc.	55,364	$3,219,970

Tobacco - 1.0%
Altria Group, Inc.	87,242	$3,815,965

Utilities - Electric Power - 8.0%
American Electric Power Co., Inc.	25,608	$2,334,169
DTE Energy Co.	32,621	4,229,639
Duke Energy Corp.	48,224	4,472,294
Evergy, Inc.	40,032	2,602,080
Exelon Corp.	39,112	1,848,433
NextEra Energy, Inc.	31,809	6,968,716
WEC Energy Group, Inc.	26,433	2,531,488

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Utilities - Electric Power - continued
Xcel Energy, Inc.	96,241	$6,180,597

		$31,167,416
Total Common Stocks (Identified Cost, $328,651,603)		$367,947,653

Investment Companies (h) - 0.7%
Money Market Funds - 0.7%
MFS Institutional Money Market Portfolio, 2.17% (v) (Identified Cost, $2,644,909)	2,644,909	$2,645,173

Other Assets, Less Liabilities - 4.4%		17,081,111
Net Assets - 100.0%		$387,673,937

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $2,645,173 and $367,947,653, respectively.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

REIT	Real Estate Investment Trust

See Notes to Financial Statements

14

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/19

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $328,651,603)	$367,947,653
Investments in affiliated issuers, at value (identified cost, $2,644,909)	2,645,173
Cash	87,100
Receivables for
Fund shares sold	19,229,782
Dividends	667,673
Receivable from investment adviser	15,385
Other assets	158
Total assets	$390,592,924

Liabilities
Payables for
Investments purchased	$2,503,657
Fund shares reacquired	269,159
Payable to affiliates
Administrative services fee	493
Shareholder servicing costs	58,677
Distribution and service fees	3,675
Payable for independent Trustees’ compensation	11
Accrued expenses and other liabilities	83,315
Total liabilities	$2,918,987
Net assets	$387,673,937

Net assets consist of
Paid-in capital	$347,989,161
Total distributable earnings (loss)	39,684,776
Net assets	$387,673,937
Shares of beneficial interest outstanding	23,789,545

15

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$85,022,116	5,221,004	$16.28
Class B	2,557,509	157,396	16.25
Class C	21,859,263	1,349,625	16.20
Class I	246,245,460	15,101,989	16.31
Class R1	163,852	10,059	16.29
Class R2	367,891	22,494	16.36
Class R3	100,070	6,124	16.34
Class R4	75,091	4,601	16.32
Class R6	31,282,685	1,916,253	16.32

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $17.27 [100 / 94.25 x $16.28]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/19

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$3,487,040
Dividends from affiliated issuers	43,202
Other	4,800
Foreign taxes withheld	(6,492)
Total investment income	$3,528,550
Expenses
Management fee	$838,087
Distribution and service fees	337,609
Shareholder servicing costs	145,256
Administrative services fee	33,287
Independent Trustees’ compensation	4,336
Custodian fee	11,526
Shareholder communications	19,430
Audit and tax fees	51,194
Legal fees	1,366
Registration fees	179,370
Miscellaneous	29,504
Total expenses	$1,650,965
Reduction of expenses by investment adviser and distributor	(251,294)
Net expenses	$1,399,671
Net investment income (loss)	$2,128,879

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$566,432
Affiliated issuers	1,235
Foreign currency	(96)
Net realized gain (loss)	$567,571
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$22,926,200
Affiliated issuers	194
Net unrealized gain (loss)	$22,926,394
Net realized and unrealized gain (loss)	$23,493,965
Change in net assets from operations	$25,622,844

See Notes to Financial Statements

17

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	8/31/19	8/31/18
Change in net assets

From operations
Net investment income (loss)	$2,128,879	$1,091,038
Net realized gain (loss)	567,571	4,031,706
Net unrealized gain (loss)	22,926,394	5,142,582
Change in net assets from operations	$25,622,844	$10,265,326
Total distributions to shareholders (a)	$(4,818,533)	$(2,244,387)
Change in net assets from fund share transactions	$269,731,498	$6,417,123
Total change in net assets	$290,535,809	$14,438,062

Net assets
At beginning of period	97,138,128	82,700,066
At end of period (b)	$387,673,937	$97,138,128

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. For the year ended August 31, 2018, distributions from net investment income and from net realized gain were $1,093,232 and $1,151,155, respectively.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. For the year ended August 31, 2018, end of period net assets included undistributed net investment income of $177,561.

See Notes to Financial Statements

18

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	8/31/19	8/31/18	8/31/17	8/31/16	8/31/15
Net asset value, beginning of period	$15.05	$13.77	$12.56	$11.12	$10.82

Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.18	$0.16	$0.15	$0.14
Net realized and unrealized gain (loss)	1.68	1.47	1.23	1.49	0.30 (g)
Total from investment operations	$1.86	$1.65	$1.39	$1.64	$0.44

Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.18)	$(0.15)	$(0.11)	$(0.13)
From net realized gain	(0.46)	(0.19)	(0.03)	(0.09)	(0.01)
Total distributions declared to shareholders	$(0.63)	$(0.37)	$(0.18)	$(0.20)	$(0.14)
Net asset value, end of period (x)	$16.28	$15.05	$13.77	$12.56	$11.12
Total return (%) (r)(s)(t)(x)	13.23	12.14	11.18	14.87	4.01

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.16	1.33	1.65	2.72
Expenses after expense reductions (f)	0.89	0.88	1.16	1.19	1.18
Net investment income (loss)	1.22	1.25	1.19	1.25	1.22
Portfolio turnover	28	30	36	38	33
Net assets at end of period (000 omitted)	$85,022	$41,177	$39,568	$29,508	$11,267

See Notes to Financial Statements

19

Financial Highlights – continued

Class B	Year ended

	8/31/19	8/31/18	8/31/17	8/31/16	8/31/15
Net asset value, beginning of period	$15.02	$13.74	$12.53	$11.10	$10.81

Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.07	$0.06	$0.06	$0.05
Net realized and unrealized gain (loss)	1.68	1.47	1.23	1.48	0.30 (g)
Total from investment operations	$1.75	$1.54	$1.29	$1.54	$0.35

Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.07)	$(0.05)	$(0.02)	$(0.05)
From net realized gain	(0.46)	(0.19)	(0.03)	(0.09)	(0.01)
Total distributions declared to shareholders	$(0.52)	$(0.26)	$(0.08)	$(0.11)	$(0.06)
Net asset value, end of period (x)	$16.25	$15.02	$13.74	$12.53	$11.10
Total return (%) (r)(s)(t)(x)	12.41	11.32	10.36	13.96	3.20

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.81	1.91	2.08	2.42	3.79
Expenses after expense reductions (f)	1.64	1.64	1.92	1.95	1.95
Net investment income (loss)	0.48	0.50	0.43	0.49	0.43
Portfolio turnover	28	30	36	38	33
Net assets at end of period (000 omitted)	$2,558	$2,211	$2,081	$1,885	$717

Class C	Year ended

	8/31/19	8/31/18	8/31/17	8/31/16	8/31/15
Net asset value, beginning of period	$14.98	$13.70	$12.50	$11.09	$10.80

Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.07	$0.06	$0.06	$0.05
Net realized and unrealized gain (loss)	1.67	1.48	1.23	1.48	0.30 (g)
Total from investment operations	$1.74	$1.55	$1.29	$1.54	$0.35

Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.08)	$(0.06)	$(0.04)	$(0.05)
From net realized gain	(0.46)	(0.19)	(0.03)	(0.09)	(0.01)
Total distributions declared to shareholders	$(0.52)	$(0.27)	$(0.09)	$(0.13)	$(0.06)
Net asset value, end of period (x)	$16.20	$14.98	$13.70	$12.50	$11.09
Total return (%) (r)(s)(t)(x)	12.40	11.36	10.36	13.91	3.23

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.81	1.91	2.08	2.31	3.73
Expenses after expense reductions (f)	1.64	1.64	1.92	1.95	1.95
Net investment income (loss)	0.47	0.50	0.43	0.48	0.43
Portfolio turnover	28	30	36	38	33
Net assets at end of period (000 omitted)	$21,859	$13,942	$12,422	$9,977	$1,564

See Notes to Financial Statements

20

Financial Highlights – continued

Class I	Year ended

	8/31/19	8/31/18	8/31/17	8/31/16	8/31/15
Net asset value, beginning of period	$15.07	$13.78	$12.57	$11.14	$10.84

Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.21	$0.19	$0.18	$0.16
Net realized and unrealized gain (loss)	1.68	1.49	1.23	1.48	0.30 (g)
Total from investment operations	$1.91	$1.70	$1.42	$1.66	$0.46

Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.22)	$(0.18)	$(0.14)	$(0.15)
From net realized gain	(0.46)	(0.19)	(0.03)	(0.09)	(0.01)
Total distributions declared to shareholders	$(0.67)	$(0.41)	$(0.21)	$(0.23)	$(0.16)
Net asset value, end of period (x)	$16.31	$15.07	$13.78	$12.57	$11.14
Total return (%) (r)(s)(t)(x)	13.55	12.49	11.44	15.05	4.20

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.78	0.91	1.07	1.20	2.53
Expenses after expense reductions (f)	0.64	0.64	0.92	0.95	0.95
Net investment income (loss)	1.46	1.50	1.47	1.51	1.36
Portfolio turnover	28	30	36	38	33
Net assets at end of period (000 omitted)	$246,245	$30,751	$21,814	$16,123	$964

Class R1	Year ended

	8/31/19	8/31/18	8/31/17	8/31/16	8/31/15
Net asset value, beginning of period	$15.06	$13.77	$12.57	$11.12	$10.82

Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.07	$0.05	$0.06	$0.04
Net realized and unrealized gain (loss)	1.68	1.48	1.24	1.49	0.31 (g)
Total from investment operations	$1.75	$1.55	$1.29	$1.55	$0.35

Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.07)	$(0.06)	$(0.01)	$(0.04)
From net realized gain	(0.46)	(0.19)	(0.03)	(0.09)	(0.01)
Total distributions declared to shareholders	$(0.52)	$(0.26)	$(0.09)	$(0.10)	$(0.05)
Net asset value, end of period (x)	$16.29	$15.06	$13.77	$12.57	$11.12
Total return (%) (r)(s)(t)(x)	12.37	11.36	10.33	13.96	3.18

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.81	1.91	2.07	2.56	4.18
Expenses after expense reductions (f)	1.64	1.64	1.91	1.95	1.95
Net investment income (loss)	0.48	0.49	0.41	0.48	0.39
Portfolio turnover	28	30	36	38	33
Net assets at end of period (000 omitted)	$164	$136	$108	$57	$112

See Notes to Financial Statements

21

Financial Highlights – continued

Class R2	Year ended

	8/31/19	8/31/18	8/31/17	8/31/16	8/31/15
Net asset value, beginning of period	$15.12	$13.83	$12.61	$11.13	$10.83

Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.14	$0.12	$0.12	$0.10
Net realized and unrealized gain (loss)	1.68	1.49	1.25	1.49	0.30 (g)
Total from investment operations	$1.83	$1.63	$1.37	$1.61	$0.40

Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.15)	$(0.12)	$(0.04)	$(0.09)
From net realized gain	(0.46)	(0.19)	(0.03)	(0.09)	(0.01)
Total distributions declared to shareholders	$(0.59)	$(0.34)	$(0.15)	$(0.13)	$(0.10)
Net asset value, end of period (x)	$16.36	$15.12	$13.83	$12.61	$11.13
Total return (%) (r)(s)(t)(x)	12.94	11.93	10.93	14.57	3.69

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.30	1.42	1.58	2.07	3.68
Expenses after expense reductions (f)	1.14	1.14	1.42	1.45	1.45
Net investment income (loss)	0.98	1.01	0.91	0.98	0.89
Portfolio turnover	28	30	36	38	33
Net assets at end of period (000 omitted)	$368	$156	$74	$53	$113

Class R3	Year ended

	8/31/19	8/31/18	8/31/17	8/31/16	8/31/15
Net asset value, beginning of period	$15.10	$13.81	$12.59	$11.14	$10.83

Income (loss) from investment operations
Net investment income (loss) (d)	$0.19	$0.18	$0.15	$0.15	$0.13
Net realized and unrealized gain (loss)	1.68	1.48	1.25	1.48	0.31 (g)
Total from investment operations	$1.87	$1.66	$1.40	$1.63	$0.44

Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.18)	$(0.15)	$(0.09)	$(0.12)
From net realized gain	(0.46)	(0.19)	(0.03)	(0.09)	(0.01)
Total distributions declared to shareholders	$(0.63)	$(0.37)	$(0.18)	$(0.18)	$(0.13)
Net asset value, end of period (x)	$16.34	$15.10	$13.81	$12.59	$11.14
Total return (%) (r)(s)(t)(x)	13.24	12.18	11.22	14.72	4.04

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.16	1.33	1.82	3.43
Expenses after expense reductions (f)	0.89	0.89	1.17	1.20	1.20
Net investment income (loss)	1.22	1.25	1.18	1.23	1.14
Portfolio turnover	28	30	36	38	33
Net assets at end of period (000 omitted)	$100	$67	$59	$53	$113
See Notes to Financial Statements

22

Financial Highlights – continued

Class R4	Year ended

	8/31/19	8/31/18	8/31/17	8/31/16	8/31/15
Net asset value, beginning of period	$15.08	$13.79	$12.58	$11.14	$10.84

Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.21	$0.19	$0.17	$0.16
Net realized and unrealized gain (loss)	1.69	1.49	1.23	1.49	0.30 (g)
Total from investment operations	$1.91	$1.70	$1.42	$1.66	$0.46

Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.22)	$(0.18)	$(0.13)	$(0.15)
From net realized gain	(0.46)	(0.19)	(0.03)	(0.09)	(0.01)
Total distributions declared to shareholders	$(0.67)	$(0.41)	$(0.21)	$(0.22)	$(0.16)
Net asset value, end of period (x)	$16.32	$15.08	$13.79	$12.58	$11.14
Total return (%) (r)(s)(t)(x)	13.53	12.48	11.42	15.08	4.20

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.91	1.08	1.57	3.18
Expenses after expense reductions (f)	0.64	0.64	0.92	0.95	0.95
Net investment income (loss)	1.48	1.50	1.42	1.48	1.39
Portfolio turnover	28	30	36	38	33
Net assets at end of period (000 omitted)	$75	$66	$59	$53	$114

Class R6	Year ended

	8/31/19	8/31/18	8/31/17	8/31/16	8/31/15
Net asset value, beginning of period	$15.09	$13.80	$12.58	$11.14	$10.84

Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.23	$0.18	$0.18	$0.16
Net realized and unrealized gain (loss)	1.68	1.48	1.27	1.50	0.30 (g)
Total from investment operations	$1.91	$1.71	$1.45	$1.68	$0.46

Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.23)	$(0.20)	$(0.15)	$(0.15)
From net realized gain	(0.46)	(0.19)	(0.03)	(0.09)	(0.01)
Total distributions declared to shareholders	$(0.68)	$(0.42)	$(0.23)	$(0.24)	$(0.16)
Net asset value, end of period (x)	$16.32	$15.09	$13.80	$12.58	$11.14
Total return (%) (r)(s)(t)(x)	13.56	12.57	11.61	15.21	4.22

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.71	0.82	0.97	1.36	3.14
Expenses after expense reductions (f)	0.56	0.54	0.78	0.88	0.91
Net investment income (loss)	1.53	1.60	1.38	1.53	1.43
Portfolio turnover	28	30	36	38	33
Net assets at end of period (000 omitted)	$31,283	$8,632	$6,515	$1,693	$1,593

See Notes to Financial Statements

23

Financial Highlights – continued

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)

The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.

(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

24

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Low Volatility Equity Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

25

Notes to Financial Statements – continued

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes

26

Notes to Financial Statements – continued

unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$367,947,653	$—	$—	$367,947,653
Mutual Funds	2,645,173	—	—	2,645,173
Total	$370,592,826	$—	$—	$370,592,826

For further information regarding security characteristics, see the Portfolio of Investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts

27

Notes to Financial Statements – continued

in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended	Year ended

	8/31/19	8/31/18
Ordinary income (including any short-term capital gains)	$2,003,416	$1,498,316
Long-term capital gains	2,815,117	746,071

Total distributions	$4,818,533	$2,244,387

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/19

Cost of investments	$332,258,550
Gross appreciation	42,744,577

Gross depreciation	(4,410,301)
Net unrealized appreciation (depreciation)	$38,334,276

Undistributed ordinary income	672,340
Undistributed long-term capital gain	678,160

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares

28

Notes to Financial Statements – continued

approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain

	Year ended 8/31/19	Year ended 8/31/18	Year ended 8/31/19	Year ended 8/31/18
Class A	$583,411	$504,110	$1,358,525	$520,876
Class B	9,394	11,146	69,284	28,574
Class C	67,502	69,236	451,966	170,155
Class I	785,192	381,889	1,003,335	330,158
Class R1	582	597	4,207	1,471
Class R2	1,479	1,117	4,849	1,003
Class R3	823	781	2,048	799
Class R4	923	932	2,021	798
Class R6	184,084	123,424	288,908	97,321
Total	$1,633,390	$1,093,232	$3,185,143	$1,151,155

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.50%
In excess of $1 billion and up to $2.5 billion	0.475%
In excess of $2.5 billion	0.45%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2019, this management fee reduction amounted to $16,101, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2019 was equivalent to an annual effective rate of 0.49% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes

A	B	C	I	R1	R2	R3	R4	R6
0.89%	1.64%	1.64%	0.64%	1.64%	1.14%	0.89%	0.64%	0.57%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2020. For the year ended August 31, 2019, this reduction amounted to $234,269, which is included in the reduction of total expenses in the Statement of Operations.

29

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $83,609 for the year ended August 31, 2019, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$141,408
Class B	0.75%	0.25%	1.00%	1.00%	23,511
Class C	0.75%	0.25%	1.00%	1.00%	170,096
Class R1	0.75%	0.25%	1.00%	1.00%	1,458
Class R2	0.25%	0.25%	0.50%	0.50%	942
Class R3	—	0.25%	0.25%	0.25%	194
Total Distribution and Service Fees					$337,609

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2019 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2019, this rebate amounted to $893, $14, and $17 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2019, were as follows:

Amount
Class A	$677
Class B	1,786
Class C	2,591

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the

30

Notes to Financial Statements – continued

year ended August 31, 2019, the fee was $16,776, which equated to 0.0100% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2019, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $128,480.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2019 was equivalent to an annual effective rate of 0.0198% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended August 31, 2019, the fee paid by the fund under this agreement was $257 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On December 14, 2018, MFS redeemed 4,446 shares of Class R6 for an aggregate amount of $64,462.

At August 31, 2019, MFS held approximately 74% and 100% of the outstanding shares of Class R3 and Class R4, respectively.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended August 31, 2019, the fund engaged in purchase transactions pursuant to this policy, which amounted to $41,828.

31

Notes to Financial Statements – continued

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended August 31, 2019, this reimbursement amounted to $4,773, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended August 31, 2019, purchases and sales of investments, other than short-term obligations, aggregated $296,213,801 and $48,052,204, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/19		Year ended 8/31/18

	Shares	Amount	Shares	Amount
Shares sold
Class A	3,235,271	$48,902,099	669,556	$9,561,155
Class B	23,122	339,299	29,684	427,651
Class C	647,279	9,609,566	254,161	3,630,483
Class I	15,531,431	243,089,354	941,779	13,506,029
Class R1	1,739	27,454	1,117	16,060
Class R2	11,703	189,116	5,348	75,258
Class R3	1,477	22,634	65	920
Class R6	1,485,520	22,946,373	244,878	3,490,016
	20,937,542	$325,125,895	2,146,588	$30,707,572

Shares issued to shareholders in reinvestment of distributions
Class A	141,448	$1,933,913	72,060	$1,023,057
Class B	5,642	75,618	2,787	39,720
Class C	38,814	519,165	16,826	239,073
Class I	127,726	1,787,923	50,159	711,948
Class R1	356	4,789	145	2,068
Class R2	464	6,328	149	2,120
Class R3	210	2,871	111	1,580
Class R4	214	2,944	122	1,730
Class R6	28,277	392,678	12,749	181,160
	343,151	$4,726,229	155,108	$2,202,456

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Notes to Financial Statements – continued

	Year ended 8/31/19		Year ended 8/31/18

	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(890,885)	$(13,424,228)	(880,860)	$(12,579,954)
Class B	(18,557)	(280,249)	(36,802)	(524,433)
Class C	(267,226)	(4,024,024)	(247,019)	(3,512,395)
Class I	(2,597,814)	(39,783,835)	(534,310)	(7,611,482)
Class R1	(1,095)	(17,588)	(37)	(528)
Class R2	(15)	(235)	(523)	(7,503)
Class R3	(1)	(10)	(1)	(9)
Class R6	(169,611)	(2,590,457)	(157,753)	(2,256,601)
	(3,945,204)	$(60,120,626)	(1,857,305)	$(26,492,905)

Net change
Class A	2,485,834	$37,411,784	(139,244)	$(1,995,742)
Class B	10,207	134,668	(4,331)	(57,062)
Class C	418,867	6,104,707	23,968	357,161
Class I	13,061,343	205,093,442	457,628	6,606,495
Class R1	1,000	14,655	1,225	17,600
Class R2	12,152	195,209	4,974	69,875
Class R3	1,686	25,495	175	2,491
Class R4	214	2,944	122	1,730
Class R6	1,344,186	20,748,594	99,874	1,414,575
	17,335,489	$269,731,498	444,391	$6,417,123

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended August 31, 2019, the fund’s commitment fee and interest expense were $659 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

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Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$778,538	$179,951,086	$178,085,880	$1,235	$194	$2,645,173

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$43,202	$—

34

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Low Volatility Equity Fund and the Board of Trustees of MFS Series Trust I

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Low Volatility Equity Fund (the “Fund”) (one of the funds constituting MFS Series Trust I (the “Trust”)), including the portfolio of investments, as of August 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust I) at August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included

35

Report of Independent Registered Public Accounting Firm – continued

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

October 17, 2019

36

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 65)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 64)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (since 2016)

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 59)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does

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Trustees and Officers – continued

not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stocks

42

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2019 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services to be performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2018 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including

43

Board Review of Investment Advisory Agreement – continued

information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2018, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 1st quintile for the one-year period and the 2nd quintile for the three-year period ended December 31, 2018 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that

44

Board Review of Investment Advisory Agreement – continued

were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and the Fund’s total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

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Board Review of Investment Advisory Agreement – continued

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter directly pay for or voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2019.

46

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT (for first and third fiscal quarters ending March 31, 2019 or after). The fund’s Form N-Q or Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2019 income tax forms in January 2020. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $3,134,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 93.28% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

47

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

48

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

49

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

August 31, 2019

     MFS® New Discovery Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

NDF-ANN

MFS® New Discovery Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Slowing global growth, low inflation, and increasing trade friction between the United States and China have been hallmarks of the past 12 months. After experiencing an uptick in market volatility in late 2018, markets steadied during the first half of 2019, thanks in large measure to the adoption of a dovish policy stance on the part of global central banks, focused on supporting economic growth. The U.S. and China have raised tariffs on each other, heightening tensions and uncertainty. Despite repeated declarations by British Prime Minister Boris Johnson that the United Kingdom will leave the European Union on October 31, 2019, with or without a deal, apprehension over the possibility of a no-deal Brexit has eased somewhat, with Parliament having taken steps to block such an outcome.

Markets expect that the longest economic expansion in U.S. history will continue for the time being, albeit at a slower pace. In an effort to prolong the expansion, the U.S. Federal Reserve lowered interest rates for the first time in more than a decade in July and again in September. Similarly, the European Central Bank loosened policy in September. While markets have grown more risk averse, the accommodative monetary environment has helped push global interest rates toward record-low levels and has been somewhat supportive of risk assets despite the unsettled economic and geopolitical backdrop.

Since launching the first U.S. open-end mutual fund in 1924, MFS® has been committed to a single purpose: to create value by allocating capital responsibly for clients. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to uncover what we believe are the best investment opportunities in the market.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

October 17, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Performance Food Group Co.	1.6%
Bright Horizons Family Solutions, Inc.	1.6%
CACI International, Inc., “A”	1.5%
WNS (Holdings) Ltd., ADR	1.4%
TMX Group Ltd.	1.4%
Generac Holdings, Inc.	1.4%
Everbridge, Inc.	1.4%
Planet Fitness, Inc.	1.4%
Axalta Coating Systems Ltd.	1.4%
ICON PLC	1.3%

GICS equity sectors (g)
Health Care	24.8%
Information Technology	24.1%
Consumer Discretionary	13.9%
Industrials	10.6%
Financials	7.1%
Materials	5.2%
Communication Services	3.3%
Real Estate	3.2%
Consumer Staples	2.7%
Energy	1.5%

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of August 31, 2019.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2019, Class A shares of the MFS New Discovery Fund (fund) provided a total return of 3.49%, at net asset value. This compares with a return of –11.02% for the fund’s benchmark, the Russell 2000® Growth Index.

Market Environment

Changes in market sentiment, driven largely by uncertainty over the outcome of trade negotiations between the United States and China, contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to cut interest rates for the first time in over a decade at the end of July, which, combined with a more dovish posture beginning in early 2019, resulted in a sharp decline in long-term interest rates during the period’s second half, inverting portions of the US Treasury yield curve. Consequently, markets anticipate additional rate cuts in the coming quarters.

Globally, central banks have tilted more dovish as well, with China lowering reserve requirements, the Bank of Canada and Bank of England holding rates steady and the European Central Bank extending a low-interest-rate refinancing facility for eurozone banks to encourage the continued flow of credit. The ECB also indicated that it would likely lower rates further and possibly resume asset purchases this fall.

Emerging markets experienced considerable volatility earlier in the period (through the end of 2018) as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish, but diminished hopes for a trade deal between the US and China weighed on sentiment. Idiosyncratic factors negatively impacted some emerging economies, such as Argentina and Turkey.

From a geopolitical perspective, uncertainty over Brexit remains high. British Prime Minister Boris Johnson has shown a willingness to leave the European Union on October 31, 2019, without a withdrawal agreement, although Parliament has taken steps to prevent the United Kingdom from leaving the EU without a deal. The combination of Brexit uncertainty and the deteriorating outlook for global trade has damaged business confidence and hampered investment.

Contributors to Performance

Stock selection in both the health care and industrials sectors contributed to performance relative to the Russell 2000® Growth Index. Within the health care sector, the timing of the fund’s overweight position in precision oncology company Guardant Health, as well as holding shares of medical and surgical equipment manufacturer STERIS (b) and global medical technology company Masimo (b), lifted relative returns. Shares of Guardant Health advanced on the back of better-than-expected revenue from its clinical and biopharma segments and favorable guidance from management.

3

Management Review – continued

Although stock selection in the industrials sector was a positive factor for relative performance, there were no individual stocks within the sector that were among the fund’s top relative contributors during the reporting period.

Security selection and an overweight position in the information technology sector further benefited relative results. Within this sector, the timing of the fund’s overweight position in cloud based software provider Avalara, holding shares of technology services provider Endava (b) and an overweight position in event management and enterprise safety software developer Everbridge aided relative performance. After going public in the summer of 2018, Avalara’s stock benefited from strong customer growth, increased brand awareness and robust earnings.

Elsewhere, holding shares of child care and early education provider Bright Horizons Family Solutions (b) and financial markets clearing and data services firm TMX Group (b) (Canada), as well as overweighting shares of food product distributor Performance Food Group, supported relative returns.

The fund’s cash and/or cash equivalents position during the period was also a contributor to relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets fell, as measured by the fund’s benchmark, holding cash benefited performance versus the benchmark, which has no cash position.

Detractors from Performance

Compared to the benchmark, not holding a position in the strong-performing utilities sector was a primary factor that weakened relative performance. There were no individual stocks within this sector that were among the fund’s top relative detractors during the reporting period.

An overweight position in the materials sector also weighed on relative results. Notably, the fund’s overweight position in industrial coatings and pigment producer Ferro and holdings of specialty metals producer Ferroglobe (b) (United Kingdom) held back relative returns. Shares of Ferro declined over the reporting period as higher-than-expected raw materials costs, foreign exchange headwinds and a difficult macro environment weighed on the company’s financial results and led its management to lower its full-year guidance.

Stocks in other sectors that further hindered relative performance included not holding shares of biopharmaceutical firm Array Biopharma, global oncology company Novocure and business spend management solutions provider Coupa Software. The fund’s overweight positions in travel store operator Hudson and closeout merchandise retailer Ollie’s Bargain Outlet also dampened relative returns. The share price of Hudson came under pressure after the company reported disappointing earnings results that were negatively impacted by higher costs, disappointing duty-free sales and a challenging foreign exchange environment. Lastly, holding shares of poor-performing oil and gas

4

Management Review – continued

reservoir services company Core Laboratories (b) (Netherlands), information technology education company Pluralsight (b) and apparel retailer Levi Strauss (b) hindered relative results.

Respectfully,

Portfolio Manager(s)

Michael Grossman

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/19

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 8/31/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	1/02/97	3.49%	10.59%	14.06%	N/A
B	11/03/97	2.69%	9.77%	13.20%	N/A
C	11/03/97	2.72%	9.76%	13.20%	N/A
I	1/02/97	3.76%	10.87%	14.34%	N/A
R1	4/01/05	2.67%	9.76%	13.20%	N/A
R2	10/31/03	3.22%	10.31%	13.76%	N/A
R3	4/01/05	3.45%	10.58%	14.04%	N/A
R4	4/01/05	3.72%	10.88%	14.34%	N/A
R6	6/01/12	3.85%	10.99%	N/A	13.83%

Comparative benchmark(s)
Russell 2000® Growth Index (f)		(11.02)%	8.06%	13.06%	N/A

Average annual with sales charge
A With Initial Sales Charge (5.75%)		(2.46)%	9.29%	13.38%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(0.39)%	9.51%	13.20%	N/A
C With CDSC (1% for 12 months) (v)		1.95%	9.76%	13.20%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Russell 2000® Growth Index – constructed to provide a comprehensive barometer for growth securities in the small-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share

7

Performance Summary – continued

classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2019 through August 31, 2019

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2019 through August 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/19	Ending Account Value 8/31/19	Expenses Paid During Period (p) 3/01/19-8/31/19
A	Actual	1.29%	$1,000.00	$1,067.39	$6.72
	Hypothetical (h)	1.29%	$1,000.00	$1,018.70	$6.56
B	Actual	2.04%	$1,000.00	$1,063.11	$10.61
	Hypothetical (h)	2.04%	$1,000.00	$1,014.92	$10.36
C	Actual	2.04%	$1,000.00	$1,063.46	$10.61
	Hypothetical (h)	2.04%	$1,000.00	$1,014.92	$10.36
I	Actual	1.04%	$1,000.00	$1,068.65	$5.42
	Hypothetical (h)	1.04%	$1,000.00	$1,019.96	$5.30
R1	Actual	2.04%	$1,000.00	$1,062.69	$10.61
	Hypothetical (h)	2.04%	$1,000.00	$1,014.92	$10.36
R2	Actual	1.54%	$1,000.00	$1,065.83	$8.02
	Hypothetical (h)	1.54%	$1,000.00	$1,017.44	$7.83
R3	Actual	1.29%	$1,000.00	$1,067.11	$6.72
	Hypothetical (h)	1.29%	$1,000.00	$1,018.70	$6.56
R4	Actual	1.04%	$1,000.00	$1,068.60	$5.42
	Hypothetical (h)	1.04%	$1,000.00	$1,019.96	$5.30
R6	Actual	0.94%	$1,000.00	$1,068.92	$4.90
	Hypothetical (h)	0.94%	$1,000.00	$1,020.47	$4.79

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A shares this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

8/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 96.4%

Issuer	Shares/Par	Value ($)
Aerospace - 4.1%
CACI International, Inc., “A” (a)	95,650	$21,262,039
Cubic Corp.	274,841	19,038,236
FLIR Systems, Inc.	373,342	18,394,560

		$58,694,835
Apparel Manufacturers - 2.1%
Levi Strauss & Co., “A” (a)	1,113,895	$18,824,826
Skechers USA, Inc., “A” (a)	357,482	11,317,880

		$30,142,706
Automotive - 4.0%
Hella KGaA Hueck & Co.	181,624	$7,561,371
IAA, Inc. (a)	294,288	14,375,969
KAR Auction Services, Inc.	294,288	7,816,289
Stoneridge, Inc. (a)	493,393	15,152,099
Visteon Corp. (a)	173,793	11,986,503

		$56,892,231
Biotechnology - 5.7%
Adaptive Biotechnologies Corp. (a)	198,963	$10,117,269
Aimmune Therapeutics, Inc. (a)	313,702	6,396,384
Alder BioPharmaceuticals, Inc. (a)	678,222	6,070,087
Amicus Therapeutics, Inc. (a)	711,145	7,033,224
Bio-Techne Corp.	71,172	13,634,420
Immunomedics, Inc. (a)	298,015	3,814,592
Morphosys AG, ADR (a)(l)	300,196	8,849,778
Neurocrine Biosciences, Inc. (a)	84,636	8,414,511
Sarepta Therapeutics, Inc. (a)	39,462	3,557,499
Tricida, Inc. (a)	202,940	7,080,577
Twist Bioscience Corp. (a)	240,775	6,989,698

		$81,958,039
Brokerage & Asset Managers - 3.2%
Hamilton Lane, Inc., “A”	295,813	$18,381,820
TMX Group Ltd.	237,305	20,552,531
WisdomTree Investments, Inc.	1,331,260	6,403,360

		$45,337,711
Business Services - 4.2%
Endava PLC, ADR (a)	455,432	$17,119,689
EVO Payments, Inc., “A” (a)	310,244	9,208,042

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Business Services - continued
TriNet Group, Inc. (a)	198,408	$13,319,129
WNS (Holdings) Ltd., ADR (a)	340,187	20,676,566

		$60,323,426
Chemicals - 1.0%
Ingevity Corp. (a)	184,869	$14,081,472

Computer Software - 7.2%
Avalara, Inc. (a)	150,066	$12,656,566
DocuSign, Inc. (a)	312,610	14,595,761
Everbridge, Inc. (a)	236,821	20,413,970
Pagerduty, Inc. (a)	243,167	9,549,168
Paylocity Holding Corp. (a)	148,427	16,211,197
Phreesia, Inc. (a)	257,367	6,889,715
RingCentral, Inc. (a)	68,610	9,682,929
Zendesk, Inc. (a)	168,084	13,480,337

		$103,479,643
Computer Software - Systems - 6.5%
Box, Inc., “A” (a)	740,684	$10,836,207
Five9, Inc. (a)	111,041	7,018,902
Pluralsight, Inc., “A” (a)	779,906	12,556,486
Proofpoint, Inc. (a)	95,113	10,805,788
Q2 Holdings, Inc. (a)	209,681	18,860,806
Rapid7, Inc. (a)	356,206	19,124,700
RealPage, Inc. (a)	212,009	13,498,613

		$92,701,502
Construction - 2.1%
Summit Materials, Inc., “A” (a)	610,475	$12,807,766
Trex Co., Inc. (a)	198,233	16,954,868

		$29,762,634
Consumer Services - 5.1%
Bright Horizons Family Solutions, Inc. (a)	135,323	$22,335,061
MakeMyTrip Ltd. (a)	611,074	14,036,370
OneSpaWorld Holdings Ltd. (a)(l)	1,033,703	16,229,137
Planet Fitness, Inc. (a)	288,813	20,393,086

		$72,993,654
Electrical Equipment - 3.4%
CTS Corp.	262,530	$7,489,981
Evoqua Water Technologies LLC (a)	526,573	8,140,818
Generac Holdings, Inc. (a)	262,836	20,498,580

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Electrical Equipment - continued
Littlefuse, Inc.	83,199	$12,984,868

		$49,114,247
Electronics - 2.1%
Brooks Automation, Inc.	179,631	$5,987,101
Monolithic Power Systems, Inc.	57,855	8,710,649
nLIGHT, Inc. (a)	394,855	5,101,527
Silicon Laboratories, Inc. (a)	87,431	9,529,979

		$29,329,256
Entertainment - 2.5%
CTS Eventim AG	254,253	$13,915,946
Live Nation, Inc. (a)	107,829	7,495,194
Manchester United PLC, “A”	831,399	14,216,923

		$35,628,063
Food & Drug Stores - 1.1%
Grocery Outlet Holding Corp. (a)	378,191	$15,297,826

Gaming & Lodging - 1.0%
Wyndham Hotels Group LLC	282,560	$14,517,933

General Merchandise - 0.9%
Ollie’s Bargain Outlet Holdings, Inc. (a)	239,008	$13,252,993

Internet - 0.8%
CarGurus, Inc. (a)	357,366	$11,657,279

Leisure & Toys - 1.1%
Funko, Inc., “A” (a)(l)	629,723	$15,107,055

Machinery & Tools - 0.9%
Ritchie Bros. Auctioneers, Inc.	305,788	$12,093,915

Medical & Health Technology & Services - 5.9%
Charles River Laboratories International, Inc. (a)	146,433	$19,212,010
Guardant Health, Inc. (a)	95,715	8,377,934
HealthEquity, Inc. (a)	153,640	9,120,070
ICON PLC (a)	124,940	19,264,499
PRA Health Sciences, Inc. (a)	40,928	4,045,323
Syneos Health, Inc. (a)	208,469	10,950,877
Teladoc Health, Inc. (a)(l)	242,975	14,063,393

		$85,034,106

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Medical Equipment - 10.4%
Inspire Medical Systems, Inc. (a)	109,856	$7,636,091
iRhythm Technologies, Inc. (a)	140,851	10,721,578
Masimo Corp. (a)	111,497	17,086,915
Merit Medical Systems, Inc. (a)	335,329	11,662,743
Mesa Laboratories, Inc.	23,343	5,164,172
Nevro Corp. (a)	127,965	10,714,509
OptiNose, Inc. (a)(l)	664,356	5,088,967
OrthoPediatrics Corp. (a)	427,235	13,752,695
PerkinElmer, Inc.	149,727	12,382,423
Quidel Corp. (a)	203,245	12,814,597
Silk Road Medical, Inc. (a)	175,679	7,570,008
STERIS PLC	73,881	11,407,226
TransMedics Group, Inc. (a)	236,061	5,653,661
West Pharmaceutical Services, Inc.	120,877	17,582,768

		$149,238,353
Network & Telecom - 1.3%
Interxion Holding N.V. (a)	235,838	$19,088,728

Oil Services - 1.3%
Core Laboratories N.V.	319,119	$12,633,921
Patterson-UTI Energy, Inc.	704,136	6,090,776

		$18,724,697
Other Banks & Diversified Financials - 4.0%
Bank OZK	245,538	$6,334,880
LegacyTexas Financial Group, Inc.	333,665	13,480,066
Signature Bank	81,468	9,503,242
Texas Capital Bancshares, Inc. (a)	245,517	13,228,456
Wintrust Financial Corp.	229,761	14,435,884

		$56,982,528
Pharmaceuticals - 2.3%
Aquestive Therapeutics, Inc. (a)	300,541	$1,142,056
BridgeBio Pharma, Inc. (a)	202,345	6,167,476
Collegium Pharmaceutical, Inc. (a)	373,235	4,322,061
Forty Seven, Inc. (a)	197,921	1,500,241
GW Pharmaceuticals PLC, ADR (a)(l)	54,779	7,801,077
Orchard RX Ltd., ADR (a)	321,588	4,759,503
Principia Biopharma, Inc. (a)	171,800	6,820,460

		$32,512,874
Railroad & Shipping - 0.2%
StealthGas, Inc. (a)	1,008,631	$3,177,188

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Real Estate - 3.2%
Big Yellow Group PLC, REIT	686,100	$8,932,855
Industrial Logistics Properties Trust, REIT	843,460	18,041,609
STAG Industrial, Inc., REIT	633,966	18,435,731

		$45,410,195
Restaurants - 1.6%
Performance Food Group Co. (a)	484,693	$22,678,785

Special Products & Services - 1.2%
Boyd Group Income Fund, IEU	126,572	$16,933,307

Specialty Chemicals - 4.0%
Axalta Coating Systems Ltd. (a)	704,734	$20,352,718
Ferro Corp. (a)	1,416,239	14,431,475
Ferroglobe PLC	1,020,417	1,336,746
RPM International, Inc.	162,525	10,998,067
Univar, Inc. (a)	545,272	10,551,013

		$57,670,019
Specialty Stores - 1.2%
Chewy, Inc., “A” (a)	170,529	$5,627,457
Hudson Ltd., “A” (a)	1,100,571	11,941,195

		$17,568,652
Trucking - 0.8%
Schneider National, Inc.	610,266	$11,863,571
Total Common Stocks (Identified Cost, $1,140,158,820)		$1,379,249,423

Investment Companies (h) - 3.4%
Money Market Funds - 3.4%
MFS Institutional Money Market Portfolio, 2.17% (v) (Identified Cost, $48,495,729)	48,500,270	$48,505,120

Collateral for Securities Loaned - 0.4%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.12% (j) (Identified Cost, $5,985,100)	5,985,100	$5,985,100

Other Assets, Less Liabilities - (0.2)%		(2,282,355)
Net Assets - 100.0%		$1,431,457,288

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $48,505,120 and $1,385,234,523, respectively.

15

Portfolio of Investments – continued

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
IEU	International Equity Unit
REIT	Real Estate Investment Trust

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/19

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value, including $21,799,402 of securities on loan (identified cost, $1,146,143,920)	$1,385,234,523
Investments in affiliated issuers, at value (identified cost, $48,495,729)	48,505,120
Cash	220,606
Receivables for
Investments sold	11,011,132
Fund shares sold	3,190,358
Interest and dividends	433,340
Other assets	1,154
Total assets	$1,448,596,233

Liabilities
Payables for
Investments purchased	$9,159,662
Fund shares reacquired	1,340,129
Collateral for securities loaned, at value (c)	5,985,100
Payable to affiliates
Investment adviser	100,834
Administrative services fee	1,648
Shareholder servicing costs	351,334
Distribution and service fees	17,567
Payable for independent Trustees’ compensation	1,337
Accrued expenses and other liabilities	181,334
Total liabilities	$17,138,945
Net assets	$1,431,457,288

Net assets consist of
Paid-in capital	$1,093,396,809
Total distributable earnings (loss)	338,060,479
Net assets	$1,431,457,288
Shares of beneficial interest outstanding	49,762,654

(c)	Non-cash collateral is not included.

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$549,660,296	19,945,441	$27.56
Class B	18,708,015	902,836	20.72
Class C	59,252,624	2,851,736	20.78
Class I	164,593,463	5,260,699	31.29
Class R1	4,651,748	226,753	20.51
Class R2	32,381,302	1,273,631	25.42
Class R3	52,559,476	1,910,276	27.51
Class R4	8,384,254	284,764	29.44
Class R6	541,266,110	17,106,518	31.64

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $29.24 [100 / 94.25 x $27.56]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/19

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$6,733,788
Dividends from affiliated issuers	1,034,192
Income on securities loaned	134,054
Other	119,643
Foreign taxes withheld	(225,993)
Total investment income	$7,795,684
Expenses
Management fee	$11,499,169
Distribution and service fees	2,372,822
Shareholder servicing costs	1,133,752
Administrative services fee	186,090
Independent Trustees’ compensation	25,926
Custodian fee	108,700
Shareholder communications	122,672
Audit and tax fees	57,468
Legal fees	12,377
Miscellaneous	219,100
Total expenses	$15,738,076
Reduction of expenses by investment adviser and distributor	(157,111)
Net expenses	$15,580,965
Net investment income (loss)	$(7,785,281)

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$164,306,669
Affiliated issuers	577
Foreign currency	(2,261)
Net realized gain (loss)	$164,304,985
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(111,645,705)
Affiliated issuers	1,424
Translation of assets and liabilities in foreign currencies	(2,685)
Net unrealized gain (loss)	$(111,646,966)
Net realized and unrealized gain (loss)	$52,658,019
Change in net assets from operations	$44,872,738

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	8/31/19	8/31/18
Change in net assets

From operations
Net investment income (loss)	$(7,785,281)	$(8,559,359)
Net realized gain (loss)	164,304,985	249,291,803
Net unrealized gain (loss)	(111,646,966)	126,094,358
Change in net assets from operations	$44,872,738	$366,826,802
Total distributions to shareholders (a)	$(230,450,032)	$(110,787,326)
Change in net assets from fund share transactions	$236,885,028	$(26,394,220)
Total change in net assets	$51,307,734	$229,645,256

Net assets
At beginning of period	1,380,149,554	1,150,504,298
At end of period (b)	$1,431,457,288	$1,380,149,554

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. For the year ended August 31, 2018, distributions from net realized gain were $110,787,326.

(b)	Parenthetical disclosure of accumulated net investment loss is no longer required. For the year ended August 31, 2018, end of period net assets included accumulated net investment loss of $1,660.

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$33.30	$27.27	$24.11		$23.69	$25.49

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.19)	$(0.23)	$(0.18	)(c)	$(0.11)	$(0.20)
Net realized and unrealized gain (loss)	0.06 (g)	9.07	3.92		0.53	0.22
Total from investment operations	$(0.13)	$8.84	$3.74		$0.42	$0.02

Less distributions declared to shareholders
From net realized gain	$(5.61)	$(2.81)	$(0.58)		$—	$(1.82)
Net asset value, end of period (x)	$27.56	$33.30	$27.27		$24.11	$23.69
Total return (%) (r)(s)(t)(x)	3.49	34.98	15.83	(c)	1.77	0.47

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.30	1.33	1.35	(c)	1.36	1.36
Expenses after expense reductions (f)	1.29	1.31	1.33	(c)	1.34	1.31
Net investment income (loss)	(0.70)	(0.80)	(0.70	)(c)	(0.50)	(0.81)
Portfolio turnover	69	67	53		49	56
Net assets at end of period (000 omitted)	$549,660	$525,698	$394,878		$400,997	$457,437

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Year ended

	8/31/19		8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$26.86		$22.65	$20.27		$20.07	$22.04

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.30)		$(0.37)	$(0.30	)(c)	$(0.24)	$(0.32)
Net realized and unrealized gain (loss)	(0.23	)(g)	7.39	3.26		0.44	0.17
Total from investment operations	$(0.53)		$7.02	$2.96		$0.20	$(0.15)

Less distributions declared to shareholders
From net realized gain	$(5.61)		$(2.81)	$(0.58)		$—	$(1.82)
Net asset value, end of period (x)	$20.72		$26.86	$22.65		$20.27	$20.07
Total return (%) (r)(s)(t)(x)	2.69		34.00	14.97	(c)	1.00	(0.27)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.06		2.08	2.10	(c)	2.11	2.11
Expenses after expense reductions (f)	2.04		2.06	2.08	(c)	2.09	2.06
Net investment income (loss)	(1.45)		(1.55)	(1.45	)(c)	(1.26)	(1.57)
Portfolio turnover	69		67	53		49	56
Net assets at end of period (000 omitted)	$18,708		$23,424	$20,143		$22,906	$27,455

Class C	Year ended

	8/31/19		8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$26.91		$22.70	$20.31		$20.11	$22.08

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.30)		$(0.37)	$(0.31	)(c)	$(0.24)	$(0.32)
Net realized and unrealized gain (loss)	(0.22	)(g)	7.39	3.28		0.44	0.17
Total from investment operations	$(0.52)		$7.02	$2.97		$0.20	$(0.15)

Less distributions declared to shareholders
From net realized gain	$(5.61)		$(2.81)	$(0.58)		$—	$(1.82)
Net asset value, end of period (x)	$20.78		$26.91	$22.70		$20.31	$20.11
Total return (%) (r)(s)(t)(x)	2.72		33.92	14.99	(c)	0.99	(0.28)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.05		2.08	2.10	(c)	2.11	2.11
Expenses after expense reductions (f)	2.04		2.07	2.09	(c)	2.09	2.06
Net investment income (loss)	(1.45)		(1.55)	(1.45	)(c)	(1.27)	(1.57)
Portfolio turnover	69		67	53		49	56
Net assets at end of period (000 omitted)	$59,253		$69,498	$76,724		$85,370	$105,686

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Year ended

	8/31/19		8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$36.82		$29.81	$26.24		$25.72	$27.44

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.14)		$(0.18)	$(0.12	)(c)	$(0.07)	$(0.14)
Net realized and unrealized gain (loss)	0.22	(g)	10.00	4.27		0.59	0.24
Total from investment operations	$0.08		$9.82	$4.15		$0.52	$0.10

Less distributions declared to shareholders
From net realized gain	$(5.61)		$(2.81)	$(0.58)		$—	$(1.82)
Net asset value, end of period (x)	$31.29		$36.82	$29.81		$26.24	$25.72
Total return (%) (r)(s)(t)(x)	3.76		35.31	16.12	(c)	2.02	0.74

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05		1.08	1.10	(c)	1.12	1.11
Expenses after expense reductions (f)	1.05		1.07	1.09	(c)	1.09	1.06
Net investment income (loss)	(0.45)		(0.55)	(0.45	)(c)	(0.30)	(0.55)
Portfolio turnover	69		67	53		49	56
Net assets at end of period (000 omitted)	$164,593		$180,591	$106,459		$101,635	$166,513

Class R1	Year ended

	8/31/19		8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$26.66		$22.50	$20.15		$19.94	$21.91

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.30)		$(0.37)	$(0.30	)(c)	$(0.23)	$(0.32)
Net realized and unrealized gain (loss)	(0.24	)(g)	7.34	3.23		0.44	0.17
Total from investment operations	$(0.54)		$6.97	$2.93		$0.21	$(0.15)

Less distributions declared to shareholders
From net realized gain	$(5.61)		$(2.81)	$(0.58)		$—	$(1.82)
Net asset value, end of period (x)	$20.51		$26.66	$22.50		$20.15	$19.94
Total return (%) (r)(s)(t)(x)	2.67		34.01	14.91	(c)	1.05	(0.28)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.05		2.08	2.10	(c)	2.11	2.11
Expenses after expense reductions (f)	2.05		2.07	2.09	(c)	2.09	2.06
Net investment income (loss)	(1.45)		(1.55)	(1.45	)(c)	(1.26)	(1.57)
Portfolio turnover	69		67	53		49	56
Net assets at end of period (000 omitted)	$4,652		$5,342	$4,377		$5,647	$6,573

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Year ended

	8/31/19		8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$31.31		$25.85	$22.95		$22.60	$24.46

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.24)		$(0.29)	$(0.23	)(c)	$(0.17)	$(0.25)
Net realized and unrealized gain (loss)	(0.04	)(g)	8.56	3.71		0.52	0.21
Total from investment operations	$(0.28)		$8.27	$3.48		$0.35	$(0.04)

Less distributions declared to shareholders
From net realized gain	$(5.61)		$(2.81)	$(0.58)		$—	$(1.82)
Net asset value, end of period (x)	$25.42		$31.31	$25.85		$22.95	$22.60
Total return (%) (r)(s)(t)(x)	3.19		34.68	15.50	(c)	1.55	0.23

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.56		1.58	1.60	(c)	1.62	1.61
Expenses after expense reductions (f)	1.54		1.57	1.59	(c)	1.59	1.56
Net investment income (loss)	(0.95)		(1.05)	(0.95	)(c)	(0.82)	(1.07)
Portfolio turnover	69		67	53		49	56
Net assets at end of period (000 omitted)	$32,381		$36,272	$29,130		$35,890	$57,077

Class R3	Year ended

	8/31/19		8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$33.26		$27.24	$24.09		$23.67	$25.47

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.19)		$(0.24)	$(0.17	)(c)	$(0.12)	$(0.20)
Net realized and unrealized gain (loss)	0.05	(g)	9.07	3.90		0.54	0.22
Total from investment operations	$(0.14)		$8.83	$3.73		$0.42	$0.02

Less distributions declared to shareholders
From net realized gain	$(5.61)		$(2.81)	$(0.58)		$—	$(1.82)
Net asset value, end of period (x)	$27.51		$33.26	$27.24		$24.09	$23.67
Total return (%) (r)(s)(t)(x)	3.45		34.98	15.81	(c)	1.77	0.47

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.30		1.33	1.35	(c)	1.37	1.36
Expenses after expense reductions (f)	1.30		1.32	1.34	(c)	1.34	1.31
Net investment income (loss)	(0.70)		(0.80)	(0.70	)(c)	(0.55)	(0.82)
Portfolio turnover	69		67	53		49	56
Net assets at end of period (000 omitted)	$52,559		$50,895	$42,346		$57,593	$89,659
See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$35.05	$28.48	$25.09		$24.60	$26.33

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.13)	$(0.15)	$(0.12	)(c)	$(0.07)	$(0.14)
Net realized and unrealized gain (loss)	0.13 (g)	9.53	4.09		0.56	0.23
Total from investment operations	$0.00 (w)	$9.38	$3.97		$0.49	$0.09

Less distributions declared to shareholders
From net realized gain	$(5.61)	$(2.81)	$(0.58)		$—	$(1.82)
Net asset value, end of period (x)	$29.44	$35.05	$28.48		$25.09	$24.60
Total return (%) (r)(s)(t)(x)	3.72	35.42	16.14	(c)	1.99	0.73

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.08	1.10	(c)	1.12	1.11
Expenses after expense reductions (f)	1.05	1.07	1.09	(c)	1.09	1.06
Net investment income (loss)	(0.45)	(0.51)	(0.45	)(c)	(0.32)	(0.57)
Portfolio turnover	69	67	53		49	56
Net assets at end of period (000 omitted)	$8,384	$10,612	$83,186		$91,974	$142,857

Class R6	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$37.13	$30.01	$26.38		$25.83	$27.52

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.11)	$(0.14)	$(0.09	)(c)	$(0.03)	$(0.12)
Net realized and unrealized gain (loss)	0.23 (g)	10.07	4.30		0.58	0.25
Total from investment operations	$0.12	$9.93	$4.21		$0.55	$0.13

Less distributions declared to shareholders
From net realized gain	$(5.61)	$(2.81)	$(0.58)		$—	$(1.82)
Net asset value, end of period (x)	$31.64	$37.13	$30.01		$26.38	$25.83
Total return (%) (r)(s)(t)(x)	3.85	35.45	16.26	(c)	2.13	0.85

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.96	0.97	0.98	(c)	0.99	0.98
Expenses after expense reductions (f)	0.95	0.96	0.97	(c)	0.97	0.93
Net investment income (loss)	(0.35)	(0.44)	(0.34	)(c)	(0.11)	(0.44)
Portfolio turnover	69	67	53		49	56
Net assets at end of period (000 omitted)	$541,266	$477,818	$385,440		$320,645	$313,080

See Notes to Financial Statements

25

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)

The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.

(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS New Discovery Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund will generally focus on securities of small size companies which may be more volatile than those of larger companies.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The

27

Notes to Financial Statements – continued

values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes

28

Notes to Financial Statements – continued

unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$1,379,249,423	$—	$—	$1,379,249,423
Mutual Funds	54,490,220	—	—	54,490,220
Total	$1,433,739,643	$—	$—	$1,433,739,643

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $21,799,402. The fair value of the fund’s investment securities on loan and a related liability of $5,985,100 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $15,955,481 held by the lending agent. The collateral on securities

29

Notes to Financial Statements – continued

loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order

30

Notes to Financial Statements – continued

to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended	Year ended

	8/31/19	8/31/18
Ordinary income (including any short-term capital gains)	$77,700,077	$33,500,079
Long-term capital gains	152,749,955	77,287,247
Total distributions	$230,450,032	$110,787,326

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/19

Cost of investments	$1,199,592,692
Gross appreciation	348,131,467

Gross depreciation	(113,984,516)
Net unrealized appreciation (depreciation)	$234,146,951

Undistributed ordinary income	33,529,410
Undistributed long-term capital gain	70,388,231
Other temporary differences	(4,113)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares

31

Notes to Financial Statements – continued

approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net realized gain

	Year ended 8/31/19	Year ended 8/31/18
Class A	$88,854,670	$37,646,733
Class B	4,829,407	2,381,568
Class C	13,810,640	9,115,914
Class I	26,484,311	10,159,237
Class R1	1,085,473	533,248
Class R2	6,518,565	3,004,285
Class R3	8,385,161	4,128,606
Class R4	1,643,025	7,995,727
Class R6	78,838,780	34,950,101
Class 529A	—	634,438
Class 529B	—	39,739
Class 529C	—	197,730
Total	$230,450,032	$110,787,326

Effective March 15, 2018, all Class 529A, Class 529B, and Class 529C shares were redeemed, and these share classes were terminated effective April 27, 2018.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.90%
In excess of $1 billion and up to $2.5 billion	0.80%
In excess of $2.5 billion and up to $5 billion	0.75%
In excess of $5 billion	0.70%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2019, this management fee reduction amounted to $127,137, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2019 was equivalent to an annual effective rate of 0.87% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $215,222 for the year ended August 31, 2019, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

32

Notes to Financial Statements – continued

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$1,247,585
Class B	0.75%	0.25%	1.00%	1.00%	200,024
Class C	0.75%	0.25%	1.00%	1.00%	594,497
Class R1	0.75%	0.25%	1.00%	1.00%	47,083
Class R2	0.25%	0.25%	0.50%	0.50%	163,216
Class R3	—	0.25%	0.25%	0.25%	120,417
Total Distribution and Service Fees					$2,372,822

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2019 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2019, this rebate amounted to $28,660, $773, $195, and $346 for Class A, Class B, Class C, and Class R2, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2019, were as follows:

Amount
Class A	$7,383
Class B	14,017
Class C	3,013

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2019, the fee was $177,380, which equated to 0.0135% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do

33

Notes to Financial Statements – continued

not incur sub-accounting fees. For the year ended August 31, 2019, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $956,372.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2019 was equivalent to an annual effective rate of 0.0142% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $771 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended August 31, 2019. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $1,325 at August 31, 2019, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended August 31, 2019, the fee paid by the fund under this agreement was $2,315 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On March 15, 2018, MFS redeemed 5 shares of Class 529A and 3 shares of Class 529C for an aggregate amount of $225.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to

34

Notes to Financial Statements – continued

ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended August 31, 2019, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $66,250 and $1,294,281, respectively. The sales transactions resulted in net realized gains (losses) of $188,747.

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended August 31, 2019, this reimbursement amounted to $116,562, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended August 31, 2019, purchases and sales of investments, other than short-term obligations, aggregated $891,429,481 and $893,839,745, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/19		Year ended 8/31/18

	Shares	Amount	Shares	Amount
Shares sold
Class A	4,174,526	$111,128,979	3,389,604	$100,467,972
Class B	119,514	2,451,739	90,601	2,186,645
Class C	582,894	11,635,600	357,900	8,620,852
Class I	2,246,267	67,695,575	2,247,120	73,044,188
Class R1	48,692	1,012,673	38,681	921,436
Class R2	283,452	6,968,591	290,264	8,099,954
Class R3	470,712	12,582,867	348,471	10,380,772
Class R4	85,788	2,403,986	261,111	7,820,768
Class R6	4,412,506	134,149,812	2,345,137	76,446,348
Class 529A	—	—	22,321	605,974
Class 529B	—	—	1,000	21,980
Class 529C	—	—	2,215	49,439
	12,424,351	$350,029,822	9,394,425	$288,666,328

35

Notes to Financial Statements – continued

	Year ended 8/31/19		Year ended 8/31/18

	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	3,869,394	$86,751,808	1,371,460	$36,549,397
Class B	272,245	4,614,555	104,219	2,252,175
Class C	703,090	11,952,526	375,674	8,137,106
Class I	930,538	23,644,963	300,810	8,849,833
Class R1	64,689	1,085,473	24,860	533,248
Class R2	284,154	5,887,667	106,349	2,669,351
Class R3	374,505	8,385,161	155,094	4,128,606
Class R4	68,717	1,643,025	285,766	7,995,727
Class R6	2,885,648	74,103,434	1,114,183	33,035,531
Class 529A	—	—	24,629	634,438
Class 529B	—	—	1,907	39,739
Class 529C	—	—	9,493	197,730
	9,452,980	$218,068,612	3,874,444	$105,022,881

Shares reacquired
Class A	(3,885,501)	$(100,360,171)	(3,454,451)	$(99,851,899)
Class B	(361,062)	(7,129,308)	(211,885)	(5,017,707)
Class C	(1,016,652)	(20,620,050)	(1,531,753)	(36,294,111)
Class I	(2,820,194)	(80,345,484)	(1,214,737)	(39,308,831)
Class R1	(87,036)	(1,774,307)	(57,620)	(1,354,392)
Class R2	(452,605)	(10,891,533)	(364,708)	(10,084,972)
Class R3	(465,291)	(12,527,864)	(527,813)	(15,387,872)
Class R4	(172,526)	(5,073,303)	(3,165,421)	(91,120,045)
Class R6	(3,059,304)	(92,491,386)	(3,435,661)	(111,773,314)
Class 529A	—	—	(270,125)	(7,574,319)
Class 529B	—	—	(17,737)	(403,021)
Class 529C	—	—	(84,478)	(1,912,946)
	(12,320,171)	$(331,213,406)	(14,336,389)	$(420,083,429)

Net change
Class A	4,158,419	$97,520,616	1,306,613	$37,165,470
Class B	30,697	(63,014)	(17,065)	(578,887)
Class C	269,332	2,968,076	(798,179)	(19,536,153)
Class I	356,611	10,995,054	1,333,193	42,585,190
Class R1	26,345	323,839	5,921	100,292
Class R2	115,001	1,964,725	31,905	684,333
Class R3	379,926	8,440,164	(24,248)	(878,494)
Class R4	(18,021)	(1,026,292)	(2,618,544)	(75,303,550)
Class R6	4,238,850	115,761,860	23,659	(2,291,435)
Class 529A	—	—	(223,175)	(6,333,907)
Class 529B	—	—	(14,830)	(341,302)
Class 529C	—	—	(72,770)	(1,665,777)
	9,557,160	$236,885,028	(1,067,520)	$(26,394,220)

Effective March 15, 2018, all Class 529A, Class 529B, and Class 529C shares were redeemed, and these share classes were terminated effective April 27, 2018.

36

Notes to Financial Statements – continued

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 7%, 6%, 3%, and 2%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, and the MFS Lifetime Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended August 31, 2019, the fund’s commitment fee and interest expense were $7,554 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$51,685,542	$390,068,072	$393,250,495	$577	$1,424	$48,505,120

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$1,034,192	$—

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS New Discovery Fund and the Board of Trustees of MFS Series Trust I

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS New Discovery Fund (the “Fund”) (one of the funds constituting MFS Series Trust I (the “Trust”)), including the portfolio of investments, as of August 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust I) at August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included

38

Report of Independent Registered Public Accounting Firm – continued

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

October 17, 2019

39

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 65)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 64)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (since 2016)

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 59)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does

44

Trustees and Officers – continued

not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Michael Grossman

45

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2019 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2018 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including

46

Board Review of Investment Advisory Agreement – continued

information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2018, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for each of the one- and three-year periods ended December 31, 2018 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. The Trustees noted that although the Fund’s five-year performance was substandard relative to its Broadridge performance universe, the Trustees observed that the Fund’s one- and three-year performance as compared to its Broadridge performance universe improved for the period ended December 31, 2018, as compared to the prior year. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information

47

Board Review of Investment Advisory Agreement – continued

provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion, $2.5 billion and $5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life

48

Board Review of Investment Advisory Agreement – continued

Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter directly pay for or voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2019.

49

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT (for first and third fiscal quarters ending March 31, 2019 or after). The fund’s Form N-Q or Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2019 income tax forms in January 2020. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $173,403,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 4.31% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

50

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

51

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

52

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

August 31, 2019

MFS® Research International Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

RIF-ANN

MFS® Research International Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Slowing global growth, low inflation, and increasing trade friction between the United States and China have been hallmarks of the past 12 months. After experiencing an uptick in market volatility in late 2018, markets steadied during the first half of 2019, thanks in large measure to the adoption of a dovish policy stance on the part of global central banks, focused on supporting economic growth. The U.S. and China have raised tariffs on each other, heightening tensions and uncertainty. Despite repeated declarations by British Prime Minister Boris Johnson that the United Kingdom will leave the European Union on October 31, 2019, with or without a deal, apprehension over the possibility of a no-deal Brexit has eased somewhat, with Parliament having taken steps to block such an outcome.

Markets expect that the longest economic expansion in U.S. history will continue for the time being, albeit at a slower pace. In an effort to prolong the expansion, the U.S. Federal Reserve lowered interest rates for the first time in more than a decade in July and again in September. Similarly, the European Central Bank loosened policy in September. While markets have grown more risk averse, the accommodative monetary environment has helped push global interest rates toward record-low levels and has been somewhat supportive of risk assets despite the unsettled economic and geopolitical backdrop.

Since launching the first U.S. open-end mutual fund in 1924, MFS® has been committed to a single purpose: to create value by allocating capital responsibly for clients. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to uncover what we believe are the best investment opportunities in the market.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

October 17, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Nestle S.A.	3.7%
Roche Holding AG	2.8%
Linde PLC	2.4%
Schneider Electric S.A.	2.1%
LVMH Moet Hennessy Louis Vuitton SE	2.0%
AIA Group Ltd.	1.9%
Novo Nordisk A.S., “B”	1.9%
Aon PLC	1.7%
Santen Pharmaceutical Co. Ltd.	1.6%
EssilorLuxottica	1.5%

Global equity sectors (k)
Financial Services	21.8%
Capital Goods	21.6%
Health Care	11.5%
Technology	11.4%
Consumer Staples	10.6%
Energy	8.9%
Consumer Cyclicals	8.8%
Telecommunications/Cable Television	4.1%

Issuer country weightings (x)
Japan	20.0%
Switzerland	13.4%
France	11.4%
United Kingdom	9.1%
United States	8.3%
Germany	7.5%
Hong Kong	4.5%
Australia	3.1%
Spain	2.7%
Other Countries	20.0%

Currency exposure weightings (y)
Euro	32.0%
Japanese Yen	20.0%
Swiss Franc	13.4%
British Pound Sterling	8.1%
United States Dollar	7.5%
Hong Kong Dollar	5.0%
Australian Dollar	3.1%
Canadian Dollar	2.6%
Danish Krone	2.4%
Other Currencies	5.9%

(k)	The sectors set forth above and the associated portfolio composition are based on MFS’ own custom sector classification methodology.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

2

Portfolio Composition – continued

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of August 31, 2019.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2019, Class A shares of the MFS Research International Fund (fund) provided a total return of –1.82%, at net asset value. This compares with a return of –3.26% for the fund’s benchmark, the MSCI EAFE Index (net div).

Market Environment

Changes in market sentiment, driven largely by uncertainty over the outcome of trade negotiations between the United States and China, contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to cut interest rates for the first time in over a decade at the end of July, which, combined with a more dovish posture beginning in early 2019, resulted in a sharp decline in long-term interest rates during the period’s second half, inverting portions of the US Treasury yield curve. Consequently, markets anticipate additional rate cuts in the coming quarters.

Globally, central banks have tilted more dovish as well, with China lowering reserve requirements, the Bank of Canada and Bank of England holding rates steady and the European Central Bank extending a low-interest-rate refinancing facility for eurozone banks to encourage the continued flow of credit. The ECB also indicated that it would likely lower rates further and possibly resume asset purchases this fall.

Emerging markets experienced considerable volatility earlier in the period (through the end of 2018) as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish, but diminished hopes for a trade deal between the US and China weighed on sentiment. Idiosyncratic factors negatively impacted some emerging economies, such as Argentina and Turkey.

From a geopolitical perspective, uncertainty over Brexit remains high. British Prime Minister Boris Johnson has shown a willingness to leave the European Union on October 31, 2019, without a withdrawal agreement, although Parliament has taken steps to prevent the United Kingdom from leaving the EU without a deal. The combination of Brexit uncertainty and the deteriorating outlook for global trade has damaged business confidence and hampered investment.

Contributors to Performance

Stock selection in both the capital goods and financial services sectors contributed to performance relative to the MSCI EAFE Index. Within the capital goods sector, overweight positions in industrial gas supplier Linde (Germany) and mining operator Rio Tinto (h) (Australia) boosted relative returns. The share price of Linde appreciated on the back of better-than-anticipated revenue and earnings, driven by robust sales growth and an increase in prices across all regions. Management also increased guidance for 2019, which further supported the stock. Within the financial services sector, the fund’s positions in risk management and human capital consulting services provider Aon (b),

4

Management Review – continued

stock exchanges TMX Group (b) and Euronext (b) (Netherlands) and debit and credit transaction processing company Mastercard (b) also aided relative returns. The share price of Aon grew during the period as the company announced strong organic revenue growth, particularly within its reinsurance and commercial risk solutions segments. Additionally, operating margin expansion and a lower-than-expected tax rate further supported the company’s share price growth.

Other areas of relative strength included the fund’s overweight positions in global food company Nestle (Switzerland), electric utility company Iberdrola (Spain) and pharmaceutical products manufacturer Santen Pharmaceutical Co. (Japan). The share price of Nestle appreciated on the back of significant improvement in organic sales growth, with North American, Brazilian and Chinese operations performing particularly well year over year. Additionally, the fund’s position in software engineering solutions and technology services provider EPAM Systems (b) further supported relative results.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Detractors from Performance

Stock selection in the consumer staples sector held back relative performance. However, there were no individual stocks within this sector that were among the fund’s largest relative detractors during the reporting period.

Stocks in other sectors that further diminished relative returns included overweight positions in financial services provider AIB Group (Ireland), investment management and banking firm UBS Group (Switzerland), financial services provider AEON Financial Service Co. (Japan), wealth management firm Julius Baer Group (Switzerland), industrial adhesive tapes maker Nitto Denko (Japan), parcel delivery services company Yamato Holdings Co. (Japan), automotive lighting systems manufacturer Koito Manufacturing Co. (Japan) and oil and gas company Galp Energia SGPS (Portugal). The share price of AIB Group fell towards the end of the reporting period after the company lowered its Net Interest Margin (NIM) growth, which was hurt by the negative interest rate environment. This, together with higher operating costs and growing capital demand, put pressure on the share price during the period. Additionally, not owning shares of pharmaceutical company Novartis (Switzerland) weakened relative returns. The stock of Novartis traded higher on the back of better-than-expected sales from innovative medicines and lower selling, general and administrative expenses. The company also announced FDA approval of Mayzent, a medicine for treating relapsing forms of multiple sclerosis, which further helped the stock price. The fund’s position in custom IT consulting and technology services provider Cognizant Technology Solutions (b) further weakened relative performance due to lower-than-expected revenues in its Financial

5

Management Review – continued

Services and Healthcare segments, which reflected a slowdown in the company’s mergers & acquisitions activity and shifts in spending patterns at a few of its large clients.

Respectfully,

Portfolio Manager(s)

Victoria Higley and Camille Humphries Lee

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

Note to Shareholders: Effective September 1, 2018, Camille Humphries Lee became a Portfolio Manager of the Fund. Effective March 31, 2019, Thomas Melendez was no longer a Portfolio Manager of the Fund. Effective April 30, 2019, Jose Luis Garcia was no longer a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 8/31/19

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

7

Performance Summary – continued

Total Returns through 8/31/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	1/02/97	(1.82)%	2.20%	5.25%
B	1/02/98	(2.63)%	1.43%	4.46%
C	1/02/98	(2.56)%	1.43%	4.47%
I	1/02/97	(1.61)%	2.46%	5.51%
R1	4/01/05	(2.62)%	1.43%	4.46%
R2	10/31/03	(2.14)%	1.94%	4.98%
R3	4/01/05	(1.83)%	2.20%	5.25%
R4	4/01/05	(1.65)%	2.44%	5.51%
R6	5/01/06	(1.48)%	2.55%	5.56%
529A	7/31/02	(1.94)%	2.17%	5.19%
529B	7/31/02	(2.64)%	1.38%	4.40%
529C	7/31/02	(2.68)%	1.38%	4.40%

Comparative benchmark(s)
MSCI EAFE Index (net div) (f)		(3.26)%	1.89%	5.00%

Average annual with sales charge
A With Initial Sales Charge (5.75%)		(7.47)%	1.00%	4.63%
B With CDSC (Declining over six years from 4% to 0%) (v)		(6.36)%	1.05%	4.46%
C With CDSC (1% for 12 months) (v)		(3.49)%	1.43%	4.47%
529A With Initial Sales Charge (5.75%)		(7.58)%	0.96%	4.57%
529B With CDSC (Declining over six years from 4% to 0%) (v)		(6.36)%	1.01%	4.40%
529C With CDSC (1% for 12 months) (v)		(3.61)%	1.38%	4.40%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares. Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

8

Performance Summary – continued

Benchmark Definition(s)

MSCI EAFE (Europe, Australasia, Far East) Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2019 through August 31, 2019

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2019 through August 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/19	Ending Account Value 8/31/19	Expenses Paid During Period (p) 3/01/19-8/31/19
A	Actual	1.10%	$1,000.00	$1,025.22	$5.62
	Hypothetical (h)	1.10%	$1,000.00	$1,019.66	$5.60
B	Actual	1.85%	$1,000.00	$1,021.34	$9.43
	Hypothetical (h)	1.85%	$1,000.00	$1,015.88	$9.40
C	Actual	1.85%	$1,000.00	$1,021.29	$9.43
	Hypothetical (h)	1.85%	$1,000.00	$1,015.88	$9.40
I	Actual	0.85%	$1,000.00	$1,026.56	$4.34
	Hypothetical (h)	0.85%	$1,000.00	$1,020.92	$4.33
R1	Actual	1.85%	$1,000.00	$1,021.09	$9.42
	Hypothetical (h)	1.85%	$1,000.00	$1,015.88	$9.40
R2	Actual	1.35%	$1,000.00	$1,023.74	$6.89
	Hypothetical (h)	1.35%	$1,000.00	$1,018.40	$6.87
R3	Actual	1.10%	$1,000.00	$1,025.49	$5.62
	Hypothetical (h)	1.10%	$1,000.00	$1,019.66	$5.60
R4	Actual	0.85%	$1,000.00	$1,026.33	$4.34
	Hypothetical (h)	0.85%	$1,000.00	$1,020.92	$4.33
R6	Actual	0.72%	$1,000.00	$1,027.12	$3.68
	Hypothetical (h)	0.72%	$1,000.00	$1,021.58	$3.67
529A	Actual	1.13%	$1,000.00	$1,024.56	$5.77
	Hypothetical (h)	1.13%	$1,000.00	$1,019.51	$5.75
529B	Actual	1.90%	$1,000.00	$1,021.08	$9.68
	Hypothetical (h)	1.90%	$1,000.00	$1,015.63	$9.65
529C	Actual	1.89%	$1,000.00	$1,020.89	$9.63
	Hypothetical (h)	1.89%	$1,000.00	$1,015.68	$9.60

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class 529A and Class 529C shares, this rebate reduced the expense ratios above by 0.02% and 0.01%, respectively. See Note 3 in the Notes to Financial Statements for additional information.

11

PORTFOLIO OF INVESTMENTS

8/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.7%

Issuer	Shares/Par	Value ($)
Airlines - 0.8%
Aena S.A.	154,678	$27,879,804
Malaysia Airports Holdings Berhad	8,399,400	16,437,299
Ryanair Holdings PLC, ADR (a)	490,409	28,100,436

		$72,417,539
Alcoholic Beverages - 0.4%
Ambev S.A., ADR	7,663,374	$34,791,718

Apparel Manufacturers - 4.0%
Adidas AG	355,875	$105,486,222
Compagnie Financiere Richemont S.A.	922,076	71,548,812
LVMH Moet Hennessy Louis Vuitton SE	436,704	173,937,279

		$350,972,313
Automotive - 1.9%
Koito Manufacturing Co. Ltd.	1,554,100	$72,998,155
USS Co. Ltd.	4,929,100	93,167,344

		$166,165,499
Brokerage & Asset Managers - 2.8%
Euronext N.V.	1,224,355	$96,010,482
Hong Kong Exchanges & Clearing Ltd.	2,220,500	67,971,022
TMX Group Ltd.	1,000,885	86,684,730

		$250,666,234
Business Services - 1.8%
Cerved Information Solutions S.p.A.	1,159,933	$9,338,086
Cognizant Technology Solutions Corp., “A”	891,661	54,739,069
Nomura Research Institute Ltd.	4,824,000	95,948,717

		$160,025,872
Computer Software - 1.2%
Cadence Design Systems, Inc. (a)	504,323	$34,536,039
Check Point Software Technologies Ltd. (a)	676,433	72,851,834

		$107,387,873
Computer Software - Systems - 3.8%
Amadeus IT Group S.A.	1,243,288	$92,589,652
Constellation Software, Inc.	51,670	50,323,724
EPAM Systems, Inc. (a)	254,701	48,731,942
Fujitsu Ltd.	708,700	54,722,701

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - Systems - continued
Hitachi Ltd.	2,632,100	$89,912,843

		$336,280,862
Conglomerates - 0.4%
Melrose Industries PLC	17,333,555	$38,165,003

Construction - 1.9%
Techtronic Industries Co. Ltd.	13,001,500	$89,878,233
Toto Ltd.	2,214,700	80,157,401

		$170,035,634
Consumer Products - 3.3%
Kao Corp.	1,159,300	$83,743,288
L’Oréal	381,453	104,222,017
Reckitt Benckiser Group PLC	1,340,455	104,371,858

		$292,337,163
Consumer Services - 0.5%
51job, Inc., ADR (a)	611,152	$43,960,163

Containers - 0.9%
Brambles Ltd.	10,537,865	$80,193,007

Electrical Equipment - 3.2%
Legrand S.A.	1,359,642	$95,964,850
Schneider Electric SE	2,188,103	183,152,145

		$279,116,995
Electronics - 3.2%
Kyocera Corp.	918,500	$54,599,026
Mellanox Technologies Ltd. (a)	471,729	50,498,589
Samsung Electronics Co. Ltd.	1,505,426	54,686,270
Silicon Motion Technology Corp., ADR	969,882	31,298,092
Taiwan Semiconductor Manufacturing Co. Ltd.	11,473,326	94,606,540

		$285,688,517
Energy - Independent - 1.5%
Cairn Energy PLC (a)	19,821,869	$40,279,135
Caltex Australia Ltd.	3,174,702	51,226,562
Oil Search Ltd.	8,292,173	37,080,182

		$128,585,879
Energy - Integrated - 3.3%
BP PLC	21,300,729	$129,645,433
Eni S.p.A.	5,365,526	80,670,679

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Energy - Integrated - continued
Galp Energia SGPS S.A., “B”	5,412,411	$77,687,520

		$288,003,632
Food & Beverages - 4.9%
Danone S.A.	1,242,900	$111,275,078
Nestle S.A.	2,872,085	322,102,991

		$433,378,069
Food & Drug Stores - 0.4%
Sundrug Co. Ltd.	1,221,900	$38,013,644

Gaming & Lodging - 0.3%
Flutter Entertainment PLC	377,498	$31,078,905

Insurance - 6.2%
AIA Group Ltd.	17,500,800	$170,199,990
Aon PLC	753,918	146,900,923
Hiscox Ltd.	3,847,509	72,565,536
Swiss Re Ltd.	585,274	56,271,456
Zurich Insurance Group AG	277,878	98,882,174

		$544,820,079
Internet - 1.0%
NAVER Corp.	330,412	$39,963,144
Scout24 AG	767,655	45,390,574

		$85,353,718
Machinery & Tools - 4.9%
Daikin Industries Ltd.	1,066,800	$132,101,040
GEA Group AG	2,311,607	62,320,203
Kubota Corp.	6,743,000	96,795,548
Ritchie Bros. Auctioneers, Inc.	1,354,952	53,601,714
Schindler Holding AG	390,702	89,213,086

		$434,031,591
Major Banks - 4.0%
Barclays PLC	23,395,495	$38,886,782
BNP Paribas	2,405,248	108,475,488
Mitsubishi UFJ Financial Group, Inc.	20,849,300	100,169,273
UBS Group AG	10,408,936	109,899,855

		$357,431,398
Medical & Health Technology & Services - 0.6%
Sonic Healthcare Ltd.	2,795,221	$55,437,913

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Medical Equipment - 2.7%
EssilorLuxottica	908,890	$134,104,371
Terumo Corp.	3,496,600	101,604,972

		$235,709,343
Natural Gas - Distribution - 0.5%
China Resources Gas Group Ltd.	8,894,000	$43,957,260

Natural Gas - Pipeline - 1.1%
APA Group	7,079,029	$52,488,775
Enbridge, Inc.	1,256,658	42,030,179

		$94,518,954
Network & Telecom - 0.4%
LM Ericsson Telephone Co., “B”	4,759,925	$37,081,696

Other Banks & Diversified Financials - 6.1%
AEON Financial Service Co. Ltd.	5,086,400	$74,499,350
AIB Group PLC	19,896,794	50,339,134
HDFC Bank Ltd.	2,329,697	72,687,721
Intesa Sanpaolo S.p.A.	46,956,103	102,863,249
Julius Baer Group Ltd.	2,086,894	82,505,847
KBC Group N.V.	1,370,599	79,294,598
Mastercard, Inc., “A”	257,736	72,519,178

		$534,709,077
Pharmaceuticals - 8.1%
Bayer AG	1,738,654	$128,677,788
Kyowa Kirin Co. Ltd.	2,190,700	40,108,359
Novo Nordisk A.S., “B”	3,204,969	166,423,798
Roche Holding AG	888,468	242,909,261
Santen Pharmaceutical Co. Ltd.	7,885,700	138,139,857

		$716,259,063
Printing & Publishing - 1.3%
RELX PLC	4,830,676	$115,527,164

Real Estate - 2.5%
Grand City Properties S.A.	4,494,867	$103,148,912
LEG Immobilien AG	974,190	114,348,964

		$217,497,876
Restaurants - 0.7%
Yum China Holdings, Inc.	1,302,472	$59,171,303

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Specialty Chemicals - 8.2%
Akzo Nobel N.V.	1,404,132	$125,725,383
Croda International PLC	1,712,999	98,007,385
Kansai Paint Co. Ltd.	2,127,300	44,274,112
Linde PLC	1,107,206	207,720,455
Nitto Denko Corp.	1,246,100	58,014,878
Sika AG	610,367	87,631,372
Symrise AG	1,067,390	99,620,892

		$720,994,477
Specialty Stores - 0.8%
Dufry AG	272,526	$22,093,949
Just Eat PLC (a)	5,340,888	51,067,496

		$73,161,445
Telecommunications - Wireless - 3.6%
Advanced Info Service Public Co. Ltd.	8,089,500	$61,387,325
KDDI Corp.	4,350,400	116,095,298
SoftBank Corp.	2,290,000	103,986,069
Tele2 AB, “B”	2,379,335	33,564,002

		$315,032,694
Telephone Services - 0.5%
Hellenic Telecommunications Organization S.A.	3,223,630	$43,011,163

Tobacco - 2.0%
British American Tobacco PLC	3,238,823	$113,500,760
Japan Tobacco, Inc.	2,899,200	61,417,137

		$174,917,897
Trucking - 0.4%
Yamato Holdings Co. Ltd.	1,909,800	$33,059,935

Utilities - Electric Power - 2.6%
CLP Holdings Ltd.	6,706,500	$69,071,715
Iberdrola S.A.	11,117,752	114,271,728
Orsted A/S	443,929	42,387,071

		$225,730,514
Total Common Stocks (Identified Cost, $7,989,607,018)		$8,704,679,081

Investment Companies (h) - 0.8%
Money Market Funds - 0.8%
MFS Institutional Money Market Portfolio, 2.17% (v) (Identified Cost, $73,234,464)	73,238,661	$73,245,985

Other Assets, Less Liabilities - 0.5%		45,917,324
Net Assets - 100.0%		$8,823,842,390

16

Portfolio of Investments – continued

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $73,245,985 and $8,704,679,081, respectively.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/19

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $7,989,607,018)	$8,704,679,081
Investments in affiliated issuers, at value (identified cost, $73,234,464)	73,245,985
Foreign currency, at value (identified cost, $755,018)	747,979
Receivables for
Investments sold	4,386,565
Fund shares sold	22,402,975
Dividends	36,102,082
Other assets	6,185
Total assets	$8,841,570,852

Liabilities
Payables for
Investments purchased	$5,248,597
Fund shares reacquired	7,906,708
Payable to affiliates
Investment adviser	491,479
Administrative services fee	4,737
Shareholder servicing costs	616,274
Distribution and service fees	19,631
Program manager fees	62
Payable for independent Trustees’ compensation	431
Deferred country tax expense payable	2,638,258
Accrued expenses and other liabilities	802,285
Total liabilities	$17,728,462
Net assets	$8,823,842,390

Net assets consist of
Paid-in capital	$8,180,070,173
Total distributable earnings (loss)	643,772,217
Net assets	$8,823,842,390
Shares of beneficial interest outstanding	494,554,842

18

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$622,639,247	34,812,308	$17.89
Class B	3,346,612	194,218	17.23
Class C	22,825,267	1,359,791	16.79
Class I	593,064,477	31,977,494	18.55
Class R1	1,751,160	106,361	16.46
Class R2	98,935,216	5,733,752	17.25
Class R3	61,213,793	3,459,049	17.70
Class R4	54,352,403	3,031,411	17.93
Class R6	7,350,640,526	413,004,495	17.80
Class 529A	11,805,353	673,756	17.52
Class 529B	287,173	17,434	16.47
Class 529C	2,981,163	184,773	16.13

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $18.98 [100 / 94.25 x $17.89] and $18.59 [100 / 94.25 x $17.52], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.

See Notes to Financial Statements

19

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/19

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$256,953,457
Dividends from affiliated issuers	2,346,425
Income on securities loaned	270,136
Other	56,155
Interest	119
Foreign taxes withheld	(22,826,154)
Total investment income	$236,800,138
Expenses
Management fee	$57,016,907
Distribution and service fees	2,665,468
Shareholder servicing costs	2,024,561
Program manager fees	7,650
Administrative services fee	577,628
Independent Trustees’ compensation	96,788
Custodian fee	1,298,660
Shareholder communications	279,374
Audit and tax fees	73,031
Legal fees	75,785
Miscellaneous	444,248
Total expenses	$64,560,100
Reduction of expenses by investment adviser and distributor	(804,509)
Net expenses	$63,755,591
Net investment income (loss)	$173,044,547

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $420,528 country tax)	$(158,729,760)
Affiliated issuers	24,350
Foreign currency	(914,679)
Net realized gain (loss)	$(159,620,089)
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $1,443,540 increase in deferred country tax)	$(109,137,766)
Affiliated issuers	3,654
Translation of assets and liabilities in foreign currencies	(316,725)
Net unrealized gain (loss)	$(109,450,837)
Net realized and unrealized gain (loss)	$(269,070,926)
Change in net assets from operations	$(96,026,379)

See Notes to Financial Statements

20

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	8/31/19	8/31/18
Change in net assets

From operations
Net investment income (loss)	$173,044,547	$137,220,315
Net realized gain (loss)	(159,620,089)	404,682,579
Net unrealized gain (loss)	(109,450,837)	(18,262,607)
Change in net assets from operations	$(96,026,379)	$523,640,287
Total distributions to shareholders (a)	$(399,506,930)	$(107,400,473)
Change in net assets from fund share transactions	$904,797,447	$617,169,873
Total change in net assets	$409,264,138	$1,033,409,687

Net assets
At beginning of period	8,414,578,252	7,381,168,565
At end of period (b)	$8,823,842,390	$8,414,578,252

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. For the year ended August 31, 2018, distributions from net investment income were $107,400,473.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. For the year ended August 31, 2018, end of period net assets included undistributed net investment income of $140,407,506.

See Notes to Financial Statements

21

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$19.19	$18.16	$15.83		$16.34	$18.06

Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.26	$0.20	(c)	$0.25	$0.26
Net realized and unrealized gain (loss)	(0.77)	0.97	2.39		(0.50)	(1.60)
Total from investment operations	$(0.45)	$1.23	$2.59		$(0.25)	$(1.34)

Less distributions declared to shareholders
From net investment income	$(0.72)	$(0.20)	$(0.26)		$(0.26)	$(0.38)
From net realized gain	(0.13)	—	—		—	—
Total distributions declared to shareholders	$(0.85)	$(0.20)	$(0.26)		$(0.26)	$(0.38)
Net asset value, end of period (x)	$17.89	$19.19	$18.16		$15.83	$16.34
Total return (%) (r)(s)(t)(x)	(1.82)	6.79	16.66	(c)	(1.50)	(7.44)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.10	1.09	1.12	(c)	1.14	1.13
Expenses after expense reductions (f)	1.09	1.08	1.10	(c)	1.11	1.09
Net investment income (loss)	1.79	1.37	1.25	(c)	1.62	1.53
Portfolio turnover	22	25	33		40	28
Net assets at end of period (000 omitted)	$622,639	$686,128	$693,538		$971,630	$1,178,013

See Notes to Financial Statements

22

Financial Highlights – continued

Class B	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$18.48	$17.48	$15.21		$15.65	$17.26

Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.10	$0.10	(c)	$0.12	$0.12
Net realized and unrealized gain (loss)	(0.72)	0.95	2.28		(0.47)	(1.52)
Total from investment operations	$(0.56)	$1.05	$2.38		$(0.35)	$(1.40)

Less distributions declared to shareholders
From net investment income	$(0.56)	$(0.05)	$(0.11)		$(0.09)	$(0.21)
From net realized gain	(0.13)	—	—		—	—
Total distributions declared to shareholders	$(0.69)	$(0.05)	$(0.11)		$(0.09)	$(0.21)
Net asset value, end of period (x)	$17.23	$18.48	$17.48		$15.21	$15.65
Total return (%) (r)(s)(t)(x)	(2.63)	6.01	15.77	(c)	(2.20)	(8.15)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.85	1.84	1.87	(c)	1.89	1.88
Expenses after expense reductions (f)	1.84	1.82	1.85	(c)	1.86	1.84
Net investment income (loss)	0.97	0.55	0.61	(c)	0.82	0.70
Portfolio turnover	22	25	33		40	28
Net assets at end of period (000 omitted)	$3,347	$4,922	$6,228		$7,967	$11,228

Class C	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$17.99	$17.03	$14.85		$15.31	$16.93

Income (loss) from investment operations
Net investment income (loss) (d)	$0.17	$0.08	$0.10	(c)	$0.12	$0.12
Net realized and unrealized gain (loss)	(0.70)	0.94	2.21		(0.45)	(1.50)
Total from investment operations	$(0.53)	$1.02	$2.31		$(0.33)	$(1.38)

Less distributions declared to shareholders
From net investment income	$(0.54)	$(0.06)	$(0.13)		$(0.13)	$(0.24)
From net realized gain	(0.13)	—	—		—	—
Total distributions declared to shareholders	$(0.67)	$(0.06)	$(0.13)		$(0.13)	$(0.24)
Net asset value, end of period (x)	$16.79	$17.99	$17.03		$14.85	$15.31
Total return (%) (r)(s)(t)(x)	(2.56)	5.97	15.74	(c)	(2.16)	(8.17)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.85	1.84	1.87	(c)	1.89	1.88
Expenses after expense reductions (f)	1.84	1.83	1.85	(c)	1.86	1.84
Net investment income (loss)	1.05	0.44	0.64	(c)	0.85	0.76
Portfolio turnover	22	25	33		40	28
Net assets at end of period (000 omitted)	$22,825	$27,800	$48,570		$62,124	$77,442

See Notes to Financial Statements

23

Financial Highlights – continued

Class I	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$19.87	$18.79	$16.38		$16.90	$18.66

Income (loss) from investment operations
Net investment income (loss) (d)	$0.37	$0.26	$0.30	(c)	$0.30	$0.32
Net realized and unrealized gain (loss)	(0.80)	1.06	2.42		(0.51)	(1.66)
Total from investment operations	$(0.43)	$1.32	$2.72		$(0.21)	$(1.34)

Less distributions declared to shareholders
From net investment income	$(0.76)	$(0.24)	$(0.31)		$(0.31)	$(0.42)
From net realized gain	(0.13)	—	—		—	—
Total distributions declared to shareholders	$(0.89)	$(0.24)	$(0.31)		$(0.31)	$(0.42)
Net asset value, end of period (x)	$18.55	$19.87	$18.79		$16.38	$16.90
Total return (%) (r)(s)(t)(x)	(1.61)	7.05	16.95	(c)	(1.24)	(7.19)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85	0.84	0.87	(c)	0.89	0.88
Expenses after expense reductions (f)	0.84	0.83	0.86	(c)	0.86	0.84
Net investment income (loss)	2.03	1.31	1.79	(c)	1.86	1.80
Portfolio turnover	22	25	33		40	28
Net assets at end of period (000 omitted)	$593,064	$658,193	$1,099,134		$2,187,011	$2,410,936

Class R1	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$17.72	$16.80	$14.63		$15.08	$16.69

Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.11	$0.09	(c)	$0.11	$0.11
Net realized and unrealized gain (loss)	(0.69)	0.90	2.20		(0.44)	(1.47)
Total from investment operations	$(0.54)	$1.01	$2.29		$(0.33)	$(1.36)

Less distributions declared to shareholders
From net investment income	$(0.59)	$(0.09)	$(0.12)		$(0.12)	$(0.25)
From net realized gain	(0.13)	—	—		—	—
Total distributions declared to shareholders	$(0.72)	$(0.09)	$(0.12)		$(0.12)	$(0.25)
Net asset value, end of period (x)	$16.46	$17.72	$16.80		$14.63	$15.08
Total return (%) (r)(s)(t)(x)	(2.62)	5.99	15.79	(c)	(2.19)	(8.18)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.85	1.84	1.87	(c)	1.89	1.88
Expenses after expense reductions (f)	1.84	1.83	1.85	(c)	1.86	1.84
Net investment income (loss)	0.95	0.60	0.61	(c)	0.78	0.72
Portfolio turnover	22	25	33		40	28
Net assets at end of period (000 omitted)	$1,751	$2,153	$2,089		$2,418	$3,509
See Notes to Financial Statements

24

Financial Highlights – continued

Class R2	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$18.53	$17.55	$15.31		$15.80	$17.48

Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.19	$0.17	(c)	$0.21	$0.22
Net realized and unrealized gain (loss)	(0.75)	0.95	2.30		(0.48)	(1.56)
Total from investment operations	$(0.49)	$1.14	$2.47		$(0.27)	$(1.34)

Less distributions declared to shareholders
From net investment income	$(0.66)	$(0.16)	$(0.23)		$(0.22)	$(0.34)
From net realized gain	(0.13)	—	—		—	—
Total distributions declared to shareholders	$(0.79)	$(0.16)	$(0.23)		$(0.22)	$(0.34)
Net asset value, end of period (x)	$17.25	$18.53	$17.55		$15.31	$15.80
Total return (%) (r)(s)(t)(x)	(2.14)	6.49	16.37	(c)	(1.69)	(7.69)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.35	1.34	1.37	(c)	1.39	1.38
Expenses after expense reductions (f)	1.34	1.33	1.35	(c)	1.36	1.34
Net investment income (loss)	1.51	1.04	1.10	(c)	1.38	1.29
Portfolio turnover	22	25	33		40	28
Net assets at end of period (000 omitted)	$98,935	$121,197	$132,988		$152,133	$169,812

Class R3	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$18.99	$17.98	$15.67		$16.16	$17.86

Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.25	$0.22	(c)	$0.24	$0.25
Net realized and unrealized gain (loss)	(0.75)	0.96	2.35		(0.48)	(1.58)
Total from investment operations	$(0.45)	$1.21	$2.57		$(0.24)	$(1.33)

Less distributions declared to shareholders
From net investment income	$(0.71)	$(0.20)	$(0.26)		$(0.25)	$(0.37)
From net realized gain	(0.13)	—	—		—	—
Total distributions declared to shareholders	$(0.84)	$(0.20)	$(0.26)		$(0.25)	$(0.37)
Net asset value, end of period (x)	$17.70	$18.99	$17.98		$15.67	$16.16
Total return (%) (r)(s)(t)(x)	(1.83)	6.75	16.67	(c)	(1.47)	(7.44)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.10	1.09	1.12	(c)	1.14	1.13
Expenses after expense reductions (f)	1.09	1.08	1.10	(c)	1.11	1.09
Net investment income (loss)	1.73	1.31	1.37	(c)	1.59	1.46
Portfolio turnover	22	25	33		40	28
Net assets at end of period (000 omitted)	$61,214	$82,289	$91,653		$126,980	$165,656

See Notes to Financial Statements

25

Financial Highlights – continued

Class R4	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$19.25	$18.21	$15.86		$16.36	$18.09

Income (loss) from investment operations
Net investment income (loss) (d)	$0.36	$0.30	$0.28	(c)	$0.30	$0.29
Net realized and unrealized gain (loss)	(0.78)	0.98	2.35		(0.50)	(1.60)
Total from investment operations	$(0.42)	$1.28	$2.63		$(0.20)	$(1.31)

Less distributions declared to shareholders
From net investment income	$(0.77)	$(0.24)	$(0.28)		$(0.30)	$(0.42)
From net realized gain	(0.13)	—	—		—	—
Total distributions declared to shareholders	$(0.90)	$(0.24)	$(0.28)		$(0.30)	$(0.42)
Net asset value, end of period (x)	$17.93	$19.25	$18.21		$15.86	$16.36
Total return (%) (r)(s)(t)(x)	(1.65)	7.07	16.92	(c)	(1.20)	(7.26)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85	0.84	0.87	(c)	0.89	0.88
Expenses after expense reductions (f)	0.84	0.83	0.86	(c)	0.86	0.85
Net investment income (loss)	2.04	1.57	1.73	(c)	1.93	1.70
Portfolio turnover	22	25	33		40	28
Net assets at end of period (000 omitted)	$54,352	$58,578	$63,884		$148,243	$343,475

Class R6	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$19.11	$18.10	$15.79		$16.30	$18.02

Income (loss) from investment operations
Net investment income (loss) (d)	$0.38	$0.34	$0.28	(c)	$0.31	$0.32
Net realized and unrealized gain (loss)	(0.77)	0.95	2.36		(0.50)	(1.60)
Total from investment operations	$(0.39)	$1.29	$2.64		$(0.19)	$(1.28)

Less distributions declared to shareholders
From net investment income	$(0.79)	$(0.28)	$(0.33)		$(0.32)	$(0.44)
From net realized gain	(0.13)	—	—		—	—
Total distributions declared to shareholders	$(0.92)	$(0.28)	$(0.33)		$(0.32)	$(0.44)
Net asset value, end of period (x)	$17.80	$19.11	$18.10		$15.79	$16.30
Total return (%) (r)(s)(t)(x)	(1.48)	7.12	17.07	(c)	(1.13)	(7.13)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.74	0.74	0.77	(c)	0.79	0.79
Expenses after expense reductions (f)	0.73	0.73	0.76	(c)	0.76	0.75
Net investment income (loss)	2.18	1.80	1.72	(c)	2.02	1.88
Portfolio turnover	22	25	33		40	28
Net assets at end of period (000 omitted)	$7,350,641	$6,756,773	$5,228,377		$2,766,544	$3,010,863

See Notes to Financial Statements

26

Financial Highlights – continued

Class 529A	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$18.83	$17.84	$15.61		$16.12	$17.81

Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.26	$0.23	(c)	$0.19	$0.26
Net realized and unrealized gain (loss)	(0.77)	0.95	2.31		(0.44)	(1.58)
Total from investment operations	$(0.46)	$1.21	$2.54		$(0.25)	$(1.32)

Less distributions declared to shareholders
From net investment income	$(0.72)	$(0.22)	$(0.31)		$(0.26)	$(0.37)
From net realized gain	(0.13)	—	—		—	—
Total distributions declared to shareholders	$(0.85)	$(0.22)	$(0.31)		$(0.26)	$(0.37)
Net asset value, end of period (x)	$17.52	$18.83	$17.84		$15.61	$16.12
Total return (%) (r)(s)(t)(x)	(1.94)	6.78	16.60	(c)	(1.52)	(7.43)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.15	1.15	1.22	(c)	1.23	1.23
Expenses after expense reductions (f)	1.13	1.11	1.13	(c)	1.13	1.12
Net investment income (loss)	1.77	1.37	1.39	(c)	1.22	1.51
Portfolio turnover	22	25	33		40	28
Net assets at end of period (000 omitted)	$11,805	$12,615	$10,464		$9,101	$2,419

Class 529B	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$17.72	$16.79	$14.78		$15.19	$16.80

Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.10	$0.09	(c)	$0.05	$0.10
Net realized and unrealized gain (loss)	(0.71)	0.90	2.18		(0.39)	(1.47)
Total from investment operations	$(0.55)	$1.00	$2.27		$(0.34)	$(1.37)

Less distributions declared to shareholders
From net investment income	$(0.57)	$(0.07)	$(0.26)		$(0.07)	$(0.24)
From net realized gain	(0.13)	—	—		—	—
Total distributions declared to shareholders	$(0.70)	$(0.07)	$(0.26)		$(0.07)	$(0.24)
Net asset value, end of period (x)	$16.47	$17.72	$16.79		$14.78	$15.19
Total return (%) (r)(s)(t)(x)	(2.64)	5.94	15.68	(c)	(2.25)	(8.17)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.90	1.90	1.97	(c)	1.98	1.98
Expenses after expense reductions (f)	1.89	1.88	1.90	(c)	1.90	1.89
Net investment income (loss)	1.00	0.56	0.58	(c)	0.37	0.63
Portfolio turnover	22	25	33		40	28
Net assets at end of period (000 omitted)	$287	$358	$386		$434	$138

See Notes to Financial Statements

27

Financial Highlights – continued

Class 529C	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$17.38	$16.51	$14.53		$15.01	$16.61

Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.09	$0.10	(c)	$0.07	$0.11
Net realized and unrealized gain (loss)	(0.69)	0.89	2.15		(0.41)	(1.46)
Total from investment operations	$(0.54)	$0.98	$2.25		$(0.34)	$(1.35)

Less distributions declared to shareholders
From net investment income	$(0.58)	$(0.11)	$(0.27)		$(0.14)	$(0.25)
From net realized gain	(0.13)	—	—		—	—
Total distributions declared to shareholders	$(0.71)	$(0.11)	$(0.27)		$(0.14)	$(0.25)
Net asset value, end of period (x)	$16.13	$17.38	$16.51		$14.53	$15.01
Total return (%) (r)(s)(t)(x)	(2.68)	5.93	15.78	(c)	(2.28)	(8.17)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.90	1.90	1.97	(c)	1.99	1.98
Expenses after expense reductions (f)	1.89	1.87	1.89	(c)	1.90	1.89
Net investment income (loss)	0.95	0.53	0.63	(c)	0.47	0.72
Portfolio turnover	22	25	33		40	28
Net assets at end of period (000 omitted)	$2,981	$3,572	$3,856		$3,298	$980

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

28

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Research International Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing

29

Notes to Financial Statements – continued

services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes

30

Notes to Financial Statements – continued

unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
Japan	$1,763,528,948	$—	$—	$1,763,528,948
Switzerland	1,183,058,803	—	—	1,183,058,803
France	1,007,141,709	—	—	1,007,141,709
United Kingdom	802,016,551	—	—	802,016,551
Germany	658,993,557	—	—	658,993,557
United States	615,646,195	—	—	615,646,195
Hong Kong	397,120,960	—	—	397,120,960
Australia	276,426,439	—	—	276,426,439
Spain	234,741,183	—	—	234,741,183
Other Countries	1,704,617,411	61,387,325	—	1,766,004,736
Mutual Funds	73,245,985	—	—	73,245,985
Total	$8,716,537,741	$61,387,325	$—	$8,777,925,066

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes

31

Notes to Financial Statements – continued

the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At August 31, 2019, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

32

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 8/31/19	Year ended 8/31/18
Ordinary income (including any short-term capital gains)	$342,429,321	$107,400,473
Long-term capital gains	57,077,609	—

Total distributions	$399,506,930	$107,400,473

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/19

Cost of investments	$8,130,578,038
Gross appreciation	1,392,055,785

Gross depreciation	(744,708,757)
Net unrealized appreciation (depreciation)	$647,347,028

Undistributed ordinary income	161,295,878
Post-October capital loss deferral	(163,984,198)
Other temporary differences	(886,491)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. Class C and Class 529C shares will convert to Class A and Class 529A shares,

33

Notes to Financial Statements – continued

respectively, approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain

	Year ended 8/31/19	Year ended 8/31/18	Year ended 8/31/19	Year ended 8/31/18
Class A	$25,901,069	$7,325,996	$4,647,196	$—
Class B	137,137	16,831	31,746	—
Class C	790,024	151,470	190,635	—
Class I	24,754,668	14,314,497	4,190,792	—
Class R1	69,066	10,568	15,219	—
Class R2	4,169,222	1,118,075	813,076	—
Class R3	2,863,469	992,523	518,390	—
Class R4	2,230,773	791,803	376,275	—
Class R6	280,916,284	82,520,374	46,180,904	—
Class 529A	471,755	130,984	85,101	—
Class 529B	11,248	1,445	2,533	—
Class 529C	114,606	25,907	25,742	—
Total	$342,429,321	$107,400,473	$57,077,609	$—

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period from September 1, 2018 through July 31, 2019, the management fee was computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.80%
In excess of $2 billion and up to $5 billion	0.70%
In excess of $5 billion and up to $10 billion	0.60%
In excess of $10 billion	0.55%

Effective August 1, 2019, the management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.80%
In excess of $2 billion and up to $5 billion	0.70%
In excess of $5 billion and up to $10 billion	0.60%
In excess of $10 billion and up to $20 billion	0.55%
In excess of $20 billion	0.50%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2019, this management fee reduction amounted to $791,339, which is included in the reduction of total expenses

34

Notes to Financial Statements – continued

in the Statement of Operations. The management fee incurred for the year ended August 31, 2019 was equivalent to an annual effective rate of 0.69% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $66,839 and $4,444 for the year ended August 31, 2019, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,595,483
Class B	0.75%	0.25%	1.00%	1.00%	39,059
Class C	0.75%	0.25%	1.00%	1.00%	248,950
Class R1	0.75%	0.25%	1.00%	1.00%	18,026
Class R2	0.25%	0.25%	0.50%	0.50%	527,758
Class R3	—	0.25%	0.25%	0.25%	172,063
Class 529A	—	0.25%	0.25%	0.23%	29,625
Class 529B	0.75%	0.25%	1.00%	1.00%	3,191
Class 529C	0.75%	0.25%	1.00%	0.99%	31,313
Total Distribution and Service Fees					$2,665,468

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2019 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2019, this rebate amounted to $9,977, $117, $113, $757, $1, $2,004, and $201 for Class A, Class B, Class C, Class R2, Class R3, Class 529A, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C and Class 529C shares are subject to a CDSC in

35

Notes to Financial Statements – continued

the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2019, were as follows:

Amount
Class A	$4,058
Class B	4,884
Class C	2,935
Class 529B	—
Class 529C	42

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended August 31, 2019, were as follows:

Fee
Class 529A	$5,925
Class 529B	159
Class 529C	1,566
Total Program Manager Fees	$7,650

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2019, the fee was $145,855, which equated to 0.0018% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2019, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,878,706.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2019 was equivalent to an annual effective rate of 0.0071% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay

36

Notes to Financial Statements – continued

compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $296 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended August 31, 2019. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $418 at August 31, 2019, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended August 31, 2019, the fee paid by the fund under this agreement was $14,526 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended August 31, 2019, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $14,284,063 and $3,950,171, respectively. The sales transactions resulted in net realized gains (losses) of $(1,464,255).

(4) Portfolio Securities

For the year ended August 31, 2019, purchases and sales of investments, other than short-term obligations, aggregated $2,471,928,876 and $1,754,413,405, respectively.

37

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/19		Year ended 8/31/18

	Shares	Amount	Shares	Amount
Shares sold
Class A	6,308,181	$108,057,448	7,069,268	$134,383,066
Class B	6,034	99,733	13,876	255,158
Class C	376,118	5,774,726	218,850	3,929,096
Class I	10,627,716	191,924,273	10,911,336	215,968,481
Class R1	11,118	182,062	17,274	312,093
Class R2	671,662	11,368,179	2,824,542	52,534,049
Class R3	431,846	7,494,227	727,392	13,825,352
Class R4	550,567	9,576,959	660,938	12,682,200
Class R6	108,922,349	1,895,362,745	97,088,940	1,858,939,244
Class 529A	87,876	1,489,187	142,814	2,703,844
Class 529B	805	12,865	1,799	32,223
Class 529C	17,370	275,909	25,705	446,045
	128,011,642	$2,231,618,313	119,702,734	$2,296,010,851

Shares issued to shareholders in reinvestment of distributions
Class A	1,384,970	$22,173,336	278,096	$5,278,247
Class B	8,845	137,183	776	14,248
Class C	44,618	674,185	6,372	113,995
Class I	1,213,492	20,107,565	370,149	7,262,325
Class R1	5,660	83,875	597	10,519
Class R2	310,892	4,809,494	58,080	1,066,343
Class R3	213,501	3,381,859	52,822	992,523
Class R4	160,956	2,578,518	41,572	789,876
Class R6	19,346,528	307,416,337	4,368,877	82,397,020
Class 529A	35,487	556,785	7,033	130,963
Class 529B	929	13,781	82	1,445
Class 529C	9,666	140,348	1,499	25,907
	22,735,544	$362,073,266	5,185,955	$98,083,411

38

Notes to Financial Statements – continued

	Year ended 8/31/19		Year ended 8/31/18

	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(8,627,351)	$(149,525,414)	(9,782,601)	$(185,844,596)
Class B	(87,072)	(1,469,628)	(104,573)	(1,939,229)
Class C	(606,008)	(9,833,848)	(1,532,236)	(27,742,773)
Class I	(12,990,232)	(235,108,050)	(36,650,383)	(733,359,445)
Class R1	(31,884)	(499,317)	(20,748)	(370,130)
Class R2	(1,789,045)	(30,140,366)	(3,921,714)	(72,878,654)
Class R3	(1,518,596)	(26,270,828)	(1,546,205)	(29,443,847)
Class R4	(723,854)	(12,619,137)	(1,167,421)	(22,319,483)
Class R6	(68,790,407)	(1,220,513,670)	(36,858,067)	(700,719,685)
Class 529A	(119,736)	(2,083,794)	(66,288)	(1,251,041)
Class 529B	(4,495)	(74,302)	(4,676)	(82,960)
Class 529C	(47,818)	(755,778)	(55,236)	(972,546)
	(95,336,498)	$(1,688,894,132)	(91,710,148)	$(1,776,924,389)

Net change
Class A	(934,200)	$(19,294,630)	(2,435,237)	$(46,183,283)
Class B	(72,193)	(1,232,712)	(89,921)	(1,669,823)
Class C	(185,272)	(3,384,937)	(1,307,014)	(23,699,682)
Class I	(1,149,024)	(23,076,212)	(25,368,898)	(510,128,639)
Class R1	(15,106)	(233,380)	(2,877)	(47,518)
Class R2	(806,491)	(13,962,693)	(1,039,092)	(19,278,262)
Class R3	(873,249)	(15,394,742)	(765,991)	(14,625,972)
Class R4	(12,331)	(463,660)	(464,911)	(8,847,407)
Class R6	59,478,470	982,265,412	64,599,750	1,240,616,579
Class 529A	3,627	(37,822)	83,559	1,583,766
Class 529B	(2,761)	(47,656)	(2,795)	(49,292)
Class 529C	(20,782)	(339,521)	(28,032)	(500,594)
	55,410,688	$904,797,447	33,178,541	$617,169,873

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B and Class 529B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 62%, 4%, 4%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime

39

Notes to Financial Statements – continued

2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, and the MFS Lifetime Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended August 31, 2019, the fund’s commitment fee and interest expense were $47,665 and $15,626, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$78,815,546	$1,715,181,671	$1,720,779,236	$24,350	$3,654	$73,245,985

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$2,346,425	$—

40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Research International Fund and the Board of Trustees of MFS Series Trust I

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Research International Fund (the “Fund”) (one of the funds constituting MFS Series Trust I (the “Trust”)), including the portfolio of investments, as of August 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust I) at August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included

41

Report of Independent Registered Public Accounting Firm – continued

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

October 17, 2019

42

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 65)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 64)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (since 2016)

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

46

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 59)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does

47

Trustees and Officers – continued

not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Victoria Higley Camille Humphries Lee

48

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2019 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2018 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including

49

Board Review of Investment Advisory Agreement – continued

information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2018, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for the one-year period and the 3rd quintile for the three-year period ended December 31, 2018 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. The Trustees noted that although the Fund’s five-year performance was substandard relative to its Broadridge performance universe, the Trustees observed that the Fund’s one- and three-year performance as compared to its Broadridge performance universe improved for the period ended December 31, 2018, as compared to the prior year. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information

50

Board Review of Investment Advisory Agreement – continued

provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion, $2 billion, $5 billion and $10 billion. They noted that MFS has agreed to implement an additional contractual breakpoint that reduces its advisory fee rate on the Fund’s average daily net assets over $20 billion effective August 1, 2019. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel

51

Board Review of Investment Advisory Agreement – continued

and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter directly pay for or voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2019.

52

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT (for first and third fiscal quarters ending March 31, 2019 or after). The fund’s Form N-Q or Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2019 income tax forms in January 2020. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $64,585,000 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $255,083,348. The fund intends to pass through foreign tax credits of $21,044,398 for the fiscal year.

53

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

54

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

55

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

August 31, 2019

MFS® Technology Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

SCT-ANN

MFS® Technology Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Slowing global growth, low inflation, and increasing trade friction between the United States and China have been hallmarks of the past 12 months. After experiencing an uptick in market volatility in late 2018, markets steadied during the first half of 2019, thanks in large measure to the adoption of a dovish policy stance on the part of global central banks, focused on supporting economic growth. The U.S. and China have raised tariffs on each other, heightening tensions and uncertainty. Despite repeated declarations by British Prime Minister Boris Johnson that the United Kingdom will leave the European Union on October 31, 2019, with or without a deal, apprehension over the possibility of a no-deal Brexit has eased somewhat, with Parliament having taken steps to block such an outcome.

Markets expect that the longest economic expansion in U.S. history will continue for the time being, albeit at a slower pace. In an effort to prolong the expansion, the U.S. Federal Reserve lowered interest rates for the first time in more than a decade in July and again in September. Similarly, the European Central Bank loosened policy in September. While markets have grown more risk averse, the accommodative monetary environment has helped push global interest rates toward record-low levels and has been somewhat supportive of risk assets despite the unsettled economic and geopolitical backdrop.

Since launching the first U.S. open-end mutual fund in 1924, MFS® has been committed to a single purpose: to create value by allocating capital responsibly for clients. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to uncover what we believe are the best investment opportunities in the market.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

October 17, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Amazon.com, Inc.	9.5%
Alphabet, Inc., “A”	9.0%
Facebook, Inc., “A”	6.6%
Microsoft Corp.	6.3%
Visa, Inc., “A”	5.1%
Mastercard, Inc., “A”	4.6%
Adobe Systems, Inc.	3.8%
Salesforce.com, Inc.	3.7%
Fiserv, Inc.	3.3%
Global Payments, Inc.	2.4%

Top five industries
Internet	18.4%
Business Services	18.1%
Computer Software	17.8%
Specialty Stores	10.0%
Other Banks and Financial Institutions	9.7%

(s)	Includes securities sold short.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of August 31, 2019.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2019, Class A shares of the MFS Technology Fund (fund) provided a total return of 2.97%, at net asset value. This compares with a return of 2.92% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index and a return of 4.28% for the fund’s other benchmark, the Standard & Poor’s North American Technology Sector Index.

Market Environment

Changes in market sentiment, driven largely by uncertainty over the outcome of trade negotiations between the United States and China, contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to cut interest rates for the first time in over a decade at the end of July, which, combined with a more dovish posture beginning in early 2019, resulted in a sharp decline in long-term interest rates during the period’s second half, inverting portions of the US Treasury yield curve. Consequently, markets anticipate additional rate cuts in the coming quarters.

Globally, central banks have tilted more dovish as well, with China lowering reserve requirements, the Bank of Canada and Bank of England holding rates steady and the European Central Bank extending a low-interest-rate refinancing facility for eurozone banks to encourage the continued flow of credit. The ECB also indicated that it would likely lower rates further and possibly resume asset purchases this fall.

Emerging markets experienced considerable volatility earlier in the period (through the end of 2018) as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish, but diminished hopes for a trade deal between the US and China weighed on sentiment. Idiosyncratic factors negatively impacted some emerging economies, such as Argentina and Turkey.

From a geopolitical perspective, uncertainty over Brexit remains high. British Prime Minister Boris Johnson has shown a willingness to leave the European Union on October 31, 2019, without a withdrawal agreement, although Parliament has taken steps to prevent the United Kingdom from leaving the EU without a deal. The combination of Brexit uncertainty and the deteriorating outlook for global trade has damaged business confidence and hampered investment.

Detractors from Performance

Stock selection and, to a lesser extent, an underweight position in the computer software industry weakened performance relative to the Standard & Poor’s North American Technology Sector Index. Within this industry, an underweight position in software giant Microsoft held back relative results. The stock price of Microsoft advanced during the period as the company posted solid earnings results, driven by strong revenue growth in both its Commercial and Azure cloud segments. In addition, holding shares of transportation network company Uber Technologies (b) and software company Blue Prism Group (b) (United Kingdom) further detracted from relative returns.

3

Management Review – continued

Stock selection and, to a lesser extent, an overweight position in the internet industry also weighed on relative performance. Within this industry, the fund’s overweight positions in Internet domain registrar and web hosting company GoDaddy and technology company Alphabet hindered relative results.

An overweight position in the leisure & toys industry negatively impacted relative returns, led by the fund’s overweight holdings of video game maker Electronic Arts.

Elsewhere, the fund’s overweight positions in information technology company DXC Technology and technology skill development solutions company Pluralsight, detracted from relative results. The stock price of DXC Technologies declined as the company lowered its earnings per share guidance, owing to foreign exchange headwinds and an accelerating shift to cloud computing, which affected the company’s Global Infrastructure Services (GIS) business. Additionally, the timing of the fund’s ownership in shares of broadband communications and networking services provider Broadcom (h) and not holding shares of strong-performing cloud-based e-commerce platform operator Shopify (Canada) further hurt relative results.

Contributors to Performance

Stock selection and an underweight position in the computer systems industry contributed to relative performance, led by an underweight position in computer and personal electronics maker Apple. The stock price of Apple declined early in the period following softer-than-anticipated iPhone demand, lower revenue from the company’s Services segment and following news of a potential new tariff on iPhones, imposed by the US administration.

The combination of an underweight position and stock selection in the electronics industry also bolstered relative results, driven by the fund’s underweight position in computer graphics processors maker NVIDIA (h). The stock price of NVIDIA depreciated as the company’s data center division reported softer-than-expected results and after company management withdrew its full-year guidance, later in the period, citing limited visibility in its datacenter segment.

The fund’s position in the medical services industry, which is not represented in the benchmark, aided relative performance. Within this industry, holding shares of precision oncology company Guardant Health (b) supported relative performance.

Other top relative contributors for the period included the fund’s overweight positions in electronic payments solutions providers Total System Services, Global Payments, Fiserv and Mastercard. Additionally, the fund’s short position in electric vehicle manufacturer Tesla (b), and holding shares of global aerospace and defense technology company L3Harris Technologies (b) and technology services provider Endava (b), further helped relative returns.

Respectfully,

Portfolio Manager(s)

Matthew Sabel

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

4

Management Review – continued

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/19

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 8/31/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	1/02/97	2.97%	16.90%	17.06%	N/A
B	4/14/00	2.21%	16.03%	16.18%	N/A
C	4/14/00	2.19%	16.02%	16.18%	N/A
I	1/02/97	3.20%	17.19%	17.34%	N/A
R1	4/01/05	2.19%	16.03%	16.17%	N/A
R2	10/31/03	2.69%	16.60%	16.76%	N/A
R3	4/01/05	2.97%	16.90%	17.05%	N/A
R4	4/01/05	3.22%	17.19%	17.34%	N/A
R6	1/02/13	3.33%	17.32%	N/A	19.25%

Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		2.92%	10.11%	13.45%	N/A
Standard & Poor’s North American Technology Sector Index (f)		4.28%	18.34%	17.92%	N/A

Average annual with sales charge
A With Initial Sales Charge (5.75%)		(2.95)%	15.53%	16.37%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(1.65)%	15.81%	16.18%	N/A
C With CDSC (1% for 12 months) (v)		1.22%	16.02%	16.18%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Standard & Poor’s North American Technology Sector Index – a modified market capitalization-weighted index that measures the performance of selected technology stocks.

It is not possible to invest directly in an index.

7

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2019 through August 31, 2019

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2019 through August 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/19	Ending Account Value 8/31/19	Expenses Paid During Period (p) 3/01/19-8/31/19
A	Actual	1.18%	$1,000.00	$1,084.63	$6.20
	Hypothetical (h)	1.18%	$1,000.00	$1,019.26	$6.01
B	Actual	1.94%	$1,000.00	$1,080.71	$10.17
	Hypothetical (h)	1.94%	$1,000.00	$1,015.43	$9.86
C	Actual	1.94%	$1,000.00	$1,080.31	$10.17
	Hypothetical (h)	1.94%	$1,000.00	$1,015.43	$9.86
I	Actual	0.94%	$1,000.00	$1,085.93	$4.94
	Hypothetical (h)	0.94%	$1,000.00	$1,020.47	$4.79
R1	Actual	1.94%	$1,000.00	$1,080.49	$10.17
	Hypothetical (h)	1.94%	$1,000.00	$1,015.43	$9.86
R2	Actual	1.44%	$1,000.00	$1,083.18	$7.56
	Hypothetical (h)	1.44%	$1,000.00	$1,017.95	$7.32
R3	Actual	1.19%	$1,000.00	$1,084.67	$6.25
	Hypothetical (h)	1.19%	$1,000.00	$1,019.21	$6.06
R4	Actual	0.94%	$1,000.00	$1,086.01	$4.94
	Hypothetical (h)	0.94%	$1,000.00	$1,020.47	$4.79
R6	Actual	0.83%	$1,000.00	$1,086.46	$4.36
	Hypothetical (h)	0.83%	$1,000.00	$1,021.02	$4.23

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Expense ratios include 0.03% of investment related expenses from short sales (See Note 2 of the Notes to Financial Statements).

10

PORTFOLIO OF INVESTMENTS

8/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.0%

Issuer	Shares/Par	Value ($)
Aerospace - 3.1%
CACI International, Inc., “A” (a)	12,237	$2,720,163
FLIR Systems, Inc.	135,759	6,688,846
L3Harris Technologies, Inc.	99,429	21,020,285
Northrop Grumman Corp.	24,233	8,914,593

		$39,343,887
Biotechnology - 1.4%
Bio-Techne Corp.	63,935	$12,248,028
Illumina, Inc. (a)	17,850	5,021,919

		$17,269,947
Broadcasting - 0.3%
Netflix, Inc. (a)	11,813	$3,470,069

Brokerage & Asset Managers - 1.2%
NASDAQ, Inc.	90,113	$8,996,882
Tradeweb Markets, Inc.	134,866	5,743,943

		$14,740,825
Business Services - 18.1%
Cognizant Technology Solutions Corp., “A”	42,704	$2,621,599
DXC Technology Co.	678,382	22,535,850
Endava PLC, ADR (a)	405,668	15,249,060
Fidelity National Information Services, Inc.	197,371	26,885,878
Fiserv, Inc. (a)	386,237	41,304,185
FleetCor Technologies, Inc. (a)	45,266	13,507,374
Global Payments, Inc.	183,329	30,428,947
PayPal Holdings, Inc. (a)	270,255	29,471,308
Total System Services, Inc.	216,257	29,026,014
TransUnion	113,402	9,486,077
Verisk Analytics, Inc., “A”	54,703	8,836,723

		$229,353,015
Cable TV - 1.2%
Altice USA, Inc., “A” (a)	520,773	$15,039,924

Computer Software - 17.8%
Adobe Systems, Inc. (a)	168,808	$48,027,564
Autodesk, Inc. (a)	83,709	11,955,319
Blue Prism Group PLC (a)	275,745	3,115,363
DocuSign, Inc. (a)	96,119	4,487,796

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - continued
Microsoft Corp.	581,961	$80,229,143
RingCentral, Inc. (a)	70,673	9,974,081
Salesforce.com, Inc. (a)	301,493	47,054,013
Uber Technologies, Inc. (a)(l)	331,853	10,808,452
Zendesk, Inc. (a)	115,529	9,265,426

		$224,917,157
Computer Software - Systems - 8.4%
Apple, Inc.	143,756	$30,007,627
Constellation Software, Inc.	12,856	12,521,033
Descartes Systems Group, Inc. (a)	175,910	6,238,899
EPAM Systems, Inc. (a)	26,162	5,005,576
HubSpot, Inc. (a)	49,525	9,889,152
Linx S.A.	545,800	4,201,909
Pluralsight, Inc., “A” (a)	341,008	5,490,229
Presidio, Inc.	445,582	7,138,224
Rapid7, Inc. (a)	47,796	2,566,167
ServiceNow, Inc. (a)	55,030	14,409,055
Square, Inc., “A” (a)	146,614	9,066,610

		$106,534,481
Consumer Services - 1.0%
Grand Canyon Education, Inc. (a)	103,586	$13,010,402

Electrical Equipment - 0.7%
Amphenol Corp., “A”	106,367	$9,311,367

Electronics - 3.2%
Applied Materials, Inc.	378,882	$18,193,914
Microchip Technology, Inc.	250,244	21,603,564
Silicon Laboratories, Inc. (a)	6,803	741,527

		$40,539,005
Internet - 18.4%
Alibaba Group Holding Ltd., ADR (a)	45,488	$7,961,765
Alphabet, Inc., “A” (a)(s)	96,171	114,494,461
Facebook, Inc., “A” (a)(s)	448,289	83,233,819
GoDaddy, Inc. (a)	243,790	15,441,658
Spotify Technology S.A. (a)	34,181	4,612,726
Wix.com Ltd. (a)	54,506	7,644,466

		$233,388,895
Leisure & Toys - 1.7%
Electronic Arts, Inc. (a)	234,184	$21,938,357

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Medical & Health Technology & Services - 0.7%
Guardant Health, Inc. (a)	99,800	$8,735,494

Other Banks & Diversified Financials - 9.7%
Mastercard, Inc., “A”	206,338	$58,057,323
Visa, Inc., “A”	359,896	65,076,395

		$123,133,718
Printing & Publishing - 1.1%
IHS Markit Ltd. (a)	206,327	$13,537,114

Specialty Stores - 10.0%
Amazon.com, Inc. (a)(s)	67,803	$120,437,791
Chewy, Inc., “A” (a)	184,434	6,086,322

		$126,524,113
Total Common Stocks (Identified Cost, $686,315,517)		$1,240,787,770

Investment Companies (h) - 2.8%
Money Market Funds - 2.8%
MFS Institutional Money Market Portfolio, 2.17% (v) (Identified Cost, $34,873,542)	34,875,849	$34,879,336

Collateral for Securities Loaned - 0.6%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.12% (j) (Identified Cost, $7,703,526)	7,703,526	$7,703,526

Securities Sold Short - (0.7)%
Automotive - (0.7)%
Tesla, Inc. (Proceeds Received, $10,623,146)	(38,211)	$(8,620,784)

Other Assets, Less Liabilities - (0.7)%		(8,833,788)
Net Assets - 100.0%		$1,265,916,060

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $34,879,336 and $1,248,491,296, respectively.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and/or certain derivative transactions.
(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

13

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

At August 31, 2019, the fund had cash collateral of $1,475,261 and other liquid securities with an aggregate value of $14,948,566 to cover any collateral or margin obligations for securities sold short and certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

14

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/19

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value, including $7,489,667 of securities on loan (identified cost, $694,019,043)	$1,248,491,296
Investments in affiliated issuers, at value (identified cost, $34,873,542)	34,879,336
Deposits with brokers for
Securities sold short	1,475,261
Receivables for
Fund shares sold	1,101,521
Interest and dividends	576,359
Other assets	1,100
Total assets	$1,286,524,873

Liabilities
Payable to custodian	$24,351
Payables for
Securities sold short, at value (proceeds received, $10,623,146)	8,620,784
Fund shares reacquired	3,601,243
Collateral for securities loaned, at value	7,703,526
Payable to affiliates
Investment adviser	75,935
Administrative services fee	1,473
Shareholder servicing costs	421,603
Distribution and service fees	24,832
Payable for independent Trustees’ compensation	428
Accrued expenses and other liabilities	134,638
Total liabilities	$20,608,813
Net assets	$1,265,916,060

Net assets consist of
Paid-in capital	$694,783,033
Total distributable earnings (loss)	571,133,027
Net assets	$1,265,916,060
Shares of beneficial interest outstanding	28,228,722

15

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$471,467,779	10,539,734	$44.73
Class B	41,017,211	1,074,946	38.16
Class C	128,817,333	3,383,256	38.07
Class I	315,655,271	6,572,895	48.02
Class R1	5,714,939	150,417	37.99
Class R2	29,339,431	691,102	42.45
Class R3	80,242,326	1,794,773	44.71
Class R4	25,309,746	541,721	46.72
Class R6	168,352,024	3,479,878	48.38

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $47.46 [100 / 94.25 x $44.73]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/19

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$5,328,922
Dividends from affiliated issuers	684,197
Other	339,128
Income on securities loaned	39,875
Foreign taxes withheld	(54,025)
Total investment income	$6,338,097
Expenses
Management fee	$8,790,370
Distribution and service fees	3,150,225
Shareholder servicing costs	1,287,082
Administrative services fee	169,045
Independent Trustees’ compensation	23,511
Custodian fee	76,652
Shareholder communications	75,527
Audit and tax fees	60,447
Legal fees	10,989
Dividend and interest expense on securities sold short	295,439
Interest expense and fees	7,047
Miscellaneous	205,165
Total expenses	$14,151,499
Reduction of expenses by investment adviser and distributor	(138,714)
Net expenses	$14,012,785
Net investment income (loss)	$(7,674,688)

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$32,452,549
Affiliated issuers	60
Written options	368,827
Securities sold short	(2,017,464)
Foreign currency	(2,370)
Net realized gain (loss)	$30,801,602
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$4,503,270
Affiliated issuers	3,162
Securities sold short	5,705,479
Net unrealized gain (loss)	$10,211,911
Net realized and unrealized gain (loss)	$41,013,513
Change in net assets from operations	$33,338,825

See Notes to Financial Statements

17

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	8/31/19	8/31/18
Change in net assets

From operations
Net investment income (loss)	$(7,674,688)	$(6,927,690)
Net realized gain (loss)	30,801,602	62,489,446
Net unrealized gain (loss)	10,211,911	230,387,318
Change in net assets from operations	$33,338,825	$285,949,074
Total distributions to shareholders (a)	$(51,440,197)	$(34,022,224)
Change in net assets from fund share transactions	$47,069,408	$123,938,358
Total change in net assets	$28,968,036	$375,865,208

Net assets
At beginning of period	1,236,948,024	861,082,816
At end of period (b)	$1,265,916,060	$1,236,948,024

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. For the year ended August 31, 2018, distributions from net realized gain were $34,022,224.

(b)	Parenthetical disclosure of accumulated net investment loss is no longer required. For the year ended August 31, 2018, end of period net assets included accumulated net investment loss of $510.

See Notes to Financial Statements

18

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$45.65	$35.67	$28.27		$24.62	$24.47

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.27)	$(0.26)	$(0.19	)(c)	$(0.12)	$(0.15)
Net realized and unrealized gain (loss)	1.24	11.61	8.13		4.76	1.15
Total from investment operations	$0.97	$11.35	$7.94		$4.64	$1.00

Less distributions declared to shareholders
From net realized gain	$(1.89)	$(1.37)	$(0.54)		$(0.99)	$(0.85)
Net asset value, end of period (x)	$44.73	$45.65	$35.67		$28.27	$24.62
Total return (%) (r)(s)(t)(x)	2.97	32.79	28.58	(c)	19.20	4.18

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.19	1.24	1.24	(c)	1.27	1.30
Expenses after expense reductions (f)	1.18	1.22	1.23	(c)	1.26	1.29
Net investment income (loss)	(0.64)	(0.66)	(0.63	)(c)	(0.48)	(0.60)
Portfolio turnover	32	30	43		30	43
Net assets at end of period (000 omitted)	$471,468	$484,477	$359,698		$320,898	$199,313

Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.15	1.16	1.19	(c)	1.24	1.27

See Notes to Financial Statements

19

Financial Highlights – continued

Class B	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$39.55	$31.31	$25.06		$22.09	$22.20

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.50)	$(0.49)	$(0.38	)(c)	$(0.28)	$(0.30)
Net realized and unrealized gain (loss)	1.00	10.10	7.17		4.24	1.04
Total from investment operations	$0.50	$9.61	$6.79		$3.96	$0.74

Less distributions declared to shareholders
From net realized gain	$(1.89)	$(1.37)	$(0.54)		$(0.99)	$(0.85)
Net asset value, end of period (x)	$38.16	$39.55	$31.31		$25.06	$22.09
Total return (%) (r)(s)(t)(x)	2.21	31.77	27.64	(c)	18.29	3.41

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.94	1.99	1.99	(c)	2.02	2.05
Expenses after expense reductions (f)	1.93	1.98	1.98	(c)	2.01	2.04
Net investment income (loss)	(1.39)	(1.41)	(1.38	)(c)	(1.22)	(1.35)
Portfolio turnover	32	30	43		30	43
Net assets at end of period (000 omitted)	$41,017	$45,337	$34,396		$25,990	$18,791

Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.90	1.92	1.94	(c)	1.99	2.02
See Notes to Financial Statements

20

Financial Highlights – continued

Class C	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$39.47	$31.24	$25.01		$22.05	$22.16

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.50)	$(0.49)	$(0.38	)(c)	$(0.28)	$(0.30)
Net realized and unrealized gain (loss)	0.99	10.09	7.15		4.23	1.04
Total from investment operations	$0.49	$9.60	$6.77		$3.95	$0.74

Less distributions declared to shareholders
From net realized gain	$(1.89)	$(1.37)	$(0.54)		$(0.99)	$(0.85)
Net asset value, end of period (x)	$38.07	$39.47	$31.24		$25.01	$22.05
Total return (%) (r)(s)(t)(x)	2.19	31.81	27.62	(c)	18.28	3.42

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.94	1.98	1.99	(c)	2.02	2.05
Expenses after expense reductions (f)	1.93	1.97	1.98	(c)	2.01	2.04
Net investment income (loss)	(1.40)	(1.41)	(1.38	)(c)	(1.23)	(1.35)
Portfolio turnover	32	30	43		30	43
Net assets at end of period (000 omitted)	$128,817	$128,707	$101,656		$73,071	$43,037

Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.91	1.92	1.94	(c)	2.00	2.02

See Notes to Financial Statements

21

Financial Highlights – continued

Class I	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$48.74	$37.90	$29.93		$25.96	$25.69

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.18)	$(0.18)	$(0.13	)(c)	$(0.07)	$(0.09)
Net realized and unrealized gain (loss)	1.35	12.39	8.64		5.03	1.21
Total from investment operations	$1.17	$12.21	$8.51		$4.96	$1.12

Less distributions declared to shareholders
From net realized gain	$(1.89)	$(1.37)	$(0.54)		$(0.99)	$(0.85)
Net asset value, end of period (x)	$48.02	$48.74	$37.90		$29.93	$25.96
Total return (%) (r)(s)(t)(x)	3.20	33.14	28.91	(c)	19.45	4.45

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.94	0.99	0.99	(c)	1.02	1.05
Expenses after expense reductions (f)	0.93	0.98	0.98	(c)	1.01	1.04
Net investment income (loss)	(0.40)	(0.41)	(0.39	)(c)	(0.24)	(0.35)
Portfolio turnover	32	30	43		30	43
Net assets at end of period (000 omitted)	$315,655	$303,359	$174,275		$96,700	$56,619

Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.91	0.92	0.95	(c)	1.00	1.02

See Notes to Financial Statements

22

Financial Highlights – continued

Class R1	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$39.39	$31.18	$24.96		$22.01	$22.12

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.50)	$(0.49)	$(0.38	)(c)	$(0.28)	$(0.30)
Net realized and unrealized gain (loss)	0.99	10.07	7.14		4.22	1.04
Total from investment operations	$0.49	$9.58	$6.76		$3.94	$0.74

Less distributions declared to shareholders
From net realized gain	$(1.89)	$(1.37)	$(0.54)		$(0.99)	$(0.85)
Net asset value, end of period (x)	$37.99	$39.39	$31.18		$24.96	$22.01
Total return (%) (r)(s)(t)(x)	2.19	31.80	27.63	(c)	18.27	3.43

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.94	1.99	1.99	(c)	2.02	2.05
Expenses after expense reductions (f)	1.93	1.98	1.98	(c)	2.01	2.04
Net investment income (loss)	(1.40)	(1.41)	(1.38	)(c)	(1.22)	(1.36)
Portfolio turnover	32	30	43		30	43
Net assets at end of period (000 omitted)	$5,715	$5,534	$4,256		$3,073	$2,516

Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.91	1.92	1.95	(c)	1.99	2.02

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$43.55	$34.17	$27.17		$23.76	$23.70

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.36)	$(0.35)	$(0.26	)(c)	$(0.18)	$(0.20)
Net realized and unrealized gain (loss)	1.15	11.10	7.80		4.58	1.11
Total from investment operations	$0.79	$10.75	$7.54		$4.40	$0.91

Less distributions declared to shareholders
From net realized gain	$(1.89)	$(1.37)	$(0.54)		$(0.99)	$(0.85)
Net asset value, end of period (x)	$42.45	$43.55	$34.17		$27.17	$23.76
Total return (%) (r)(s)(t)(x)	2.69	32.46	28.27	(c)	18.88	3.93

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.44	1.48	1.49	(c)	1.52	1.55
Expenses after expense reductions (f)	1.43	1.48	1.49	(c)	1.51	1.54
Net investment income (loss)	(0.90)	(0.91)	(0.89	)(c)	(0.72)	(0.84)
Portfolio turnover	32	30	43		30	43
Net assets at end of period (000 omitted)	$29,339	$28,071	$23,625		$17,031	$14,946

Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.41	1.42	1.45	(c)	1.49	1.52

See Notes to Financial Statements

24

Financial Highlights – continued

Class R3	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$45.63	$35.66	$28.26		$24.61	$24.46

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.27)	$(0.27)	$(0.20	)(c)	$(0.13)	$(0.15)
Net realized and unrealized gain (loss)	1.24	11.61	8.14		4.77	1.15
Total from investment operations	$0.97	$11.34	$7.94		$4.64	$1.00

Less distributions declared to shareholders
From net realized gain	$(1.89)	$(1.37)	$(0.54)		$(0.99)	$(0.85)
Net asset value, end of period (x)	$44.71	$45.63	$35.66		$28.26	$24.61
Total return (%) (r)(s)(t)(x)	2.97	32.77	28.59	(c)	19.21	4.18

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.19	1.24	1.24	(c)	1.27	1.30
Expenses after expense reductions (f)	1.18	1.23	1.23	(c)	1.26	1.29
Net investment income (loss)	(0.65)	(0.66)	(0.65	)(c)	(0.49)	(0.60)
Portfolio turnover	32	30	43		30	43
Net assets at end of period (000 omitted)	$80,242	$79,534	$53,199		$20,180	$9,732

Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.16	1.17	1.20	(c)	1.25	1.27

See Notes to Financial Statements

25

Financial Highlights – continued

Class R4	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$47.47	$36.95	$29.19		$25.34	$25.10

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.17)	$(0.17)	$(0.13	)(c)	$(0.06)	$(0.09)
Net realized and unrealized gain (loss)	1.31	12.06	8.43		4.90	1.18
Total from investment operations	$1.14	$11.89	$8.30		$4.84	$1.09

Less distributions declared to shareholders
From net realized gain	$(1.89)	$(1.37)	$(0.54)		$(0.99)	$(0.85)
Net asset value, end of period (x)	$46.72	$47.47	$36.95		$29.19	$25.34
Total return (%) (r)(s)(t)(x)	3.22	33.12	28.92	(c)	19.45	4.44

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.94	0.99	0.99	(c)	1.02	1.05
Expenses after expense reductions (f)	0.93	0.98	0.99	(c)	1.01	1.04
Net investment income (loss)	(0.40)	(0.41)	(0.39	)(c)	(0.24)	(0.37)
Portfolio turnover	32	30	43		30	43
Net assets at end of period (000 omitted)	$25,310	$23,004	$14,443		$8,141	$2,234

Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.91	0.92	0.95	(c)	1.00	1.02

See Notes to Financial Statements

26

Financial Highlights – continued

Class R6	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$49.03	$38.09	$30.05		$26.03	$25.73

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.13)	$(0.13)	$(0.10	)(c)	$(0.04)	$(0.07)
Net realized and unrealized gain (loss)	1.37	12.44	8.68		5.05	1.22
Total from investment operations	$1.24	$12.31	$8.58		$5.01	$1.15

Less distributions declared to shareholders
From net realized gain	$(1.89)	$(1.37)	$(0.54)		$(0.99)	$(0.85)
Net asset value, end of period (x)	$48.38	$49.03	$38.09		$30.05	$26.03
Total return (%) (r)(s)(t)(x)	3.33	33.24	29.03	(c)	19.59	4.57

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.84	0.89	0.90	(c)	0.92	0.95
Expenses after expense reductions (f)	0.83	0.88	0.89	(c)	0.91	0.94
Net investment income (loss)	(0.30)	(0.31)	(0.30	)(c)	(0.13)	(0.27)
Portfolio turnover	32	30	43		30	43
Net assets at end of period (000 omitted)	$168,352	$138,924	$95,534		$33,411	$7,079

Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.81	0.82	0.85	(c)	0.90	0.92

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

27

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Technology Fund (the fund) is a non-diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the technology industry. Issuers in a single industry can react similarly to market, currency, political, economic, regulatory, geopolitical, and other conditions. The value of stocks in the technology sector can be very volatile due to the rapid pace of product change, technological developments, and other factors.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are

28

Notes to Financial Statements – continued

generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

29

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$1,240,787,770	$—	$—	$1,240,787,770
Mutual Funds	42,582,862	—	—	42,582,862
Total	$1,283,370,632	$—	$—	$1,283,370,632
Securities Sold Short	$(8,620,784)	$—	$—	$(8,620,784)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were written options and purchased options. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. At August 31, 2019, the fund did not have any outstanding derivative instruments.

30

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended August 31, 2019 as reported in the Statement of Operations:

Risk	Unaffiliated Issuers (Purchased Options)	Written Options
Equity	$209,609	$368,827

There is no change in unrealized appreciation (depreciation) on derivative transactions at period end.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Interest expense and fees” in the Statement of Operations.

Written Options – In exchange for a premium, the fund wrote call options on securities for which it anticipated the price would decline and also wrote put options on securities for which it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that

31

Notes to Financial Statements – continued

could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker or directly with the clearing broker, based on the type of option. For uncleared options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

Purchased Options – The fund purchased put options for a premium. Purchased put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared

32

Notes to Financial Statements – continued

options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended August 31, 2019, this expense amounted to $295,439. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $7,489,667. The fair value of the fund’s investment securities on loan and a related liability of $7,703,526 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income

33

Notes to Financial Statements – continued

from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

34

Notes to Financial Statements – continued

Book/tax differences primarily relate to net operating losses, wash sale loss deferrals, straddle loss deferrals, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 8/31/19	Year ended 8/31/18
Ordinary income (including any short-term capital gains)	$8,438,597	$10,346,187
Long-term capital gains	43,001,600	23,676,037

Total distributions	$51,440,197	$34,022,224

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/19

Cost of investments	$723,652,638
Gross appreciation	579,223,971

Gross depreciation	(28,126,761)
Net unrealized appreciation (depreciation)	$551,097,210

Undistributed long-term capital gain	27,685,821
Post-October capital loss deferral	(2,429,753)
Late year ordinary loss deferral	(5,219,836)
Other temporary differences	(415)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net realized gain

	Year ended 8/31/19	Year ended 8/31/18
Class A	$20,061,820	$13,806,022
Class B	2,165,547	1,454,317
Class C	6,237,227	4,487,570
Class I	11,628,427	6,827,614
Class R1	267,264	182,847
Class R2	1,292,150	964,012
Class R3	3,217,992	2,088,034
Class R4	875,507	546,050
Class R6	5,694,263	3,665,758
Total	$51,440,197	$34,022,224

35

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period from September 1, 2018 through July 31, 2019, the management fee was computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 billion	0.70%

Effective August 1, 2019, the management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.70%
In excess of $2.5 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2019, this management fee reduction amounted to $114,767, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2019 was equivalent to an annual effective rate of 0.73% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $224,094 for the year ended August 31, 2019, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$1,128,703
Class B	0.75%	0.25%	1.00%	1.00%	414,333
Class C	0.75%	0.25%	1.00%	1.00%	1,226,052
Class R1	0.75%	0.25%	1.00%	1.00%	54,423
Class R2	0.25%	0.25%	0.50%	0.50%	137,936
Class R3	—	0.25%	0.25%	0.25%	188,778
Total Distribution and Service Fees					$3,150,225

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

36

Notes to Financial Statements – continued

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2019 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2019, this rebate amounted to $23,007, $412, $518, and $10 for Class A, Class B, Class C, and Class R2, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2019, were as follows:

Amount
Class A	$3,705
Class B	37,800
Class C	17,860

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2019, the fee was $148,638, which equated to 0.0125% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2019, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,138,444.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2019 was equivalent to an annual effective rate of 0.0143% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent

37

Notes to Financial Statements – continued

Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $292 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended August 31, 2019. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $414 at August 31, 2019, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended August 31, 2019, the fee paid by the fund under this agreement was $2,074 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended August 31, 2019, the fund engaged in purchase transactions pursuant to this policy, which amounted to $830,302.

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended August 31, 2019, this reimbursement amounted to $85,012, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended August 31, 2019, purchases and sales of investments, other than short sales and short-term obligations, aggregated $373,678,505 and $397,639,045, respectively.

38

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/19		Year ended 8/31/18

	Shares	Amount	Shares	Amount
Shares sold
Class A	1,975,893	$83,003,835	2,690,325	$108,662,252
Class B	120,191	4,301,477	261,237	9,196,477
Class C	677,632	24,341,867	950,938	33,466,725
Class I	2,550,161	113,611,517	2,958,330	128,312,062
Class R1	47,490	1,684,411	60,302	2,103,398
Class R2	299,032	11,915,742	260,110	9,845,066
Class R3	666,590	27,985,848	775,526	31,215,720
Class R4	204,948	8,719,675	218,412	9,129,215
Class R6	1,474,545	66,395,491	1,371,227	58,758,765
	8,016,482	$341,959,863	9,546,407	$390,689,680

Shares issued to shareholders in reinvestment of distributions
Class A	520,757	$19,351,348	360,827	$13,188,223
Class B	67,268	2,143,844	45,085	1,435,497
Class C	179,366	5,703,832	130,689	4,151,976
Class I	255,108	10,158,414	150,118	5,847,113
Class R1	8,390	266,220	5,742	182,089
Class R2	32,936	1,163,614	24,374	851,394
Class R3	86,645	3,217,992	57,144	2,088,034
Class R4	18,432	714,074	11,457	434,687
Class R6	113,449	4,548,175	74,971	2,935,862
	1,282,351	$47,267,513	860,407	$31,114,875

Shares reacquired
Class A	(2,568,696)	$(105,539,945)	(2,523,190)	$(99,736,743)
Class B	(258,701)	(9,209,777)	(258,851)	(8,881,072)
Class C	(734,328)	(26,311,197)	(1,074,694)	(37,302,290)
Class I	(2,456,918)	(109,249,971)	(1,482,125)	(62,341,899)
Class R1	(45,940)	(1,644,386)	(62,046)	(2,178,877)
Class R2	(285,477)	(11,417,715)	(331,292)	(12,646,255)
Class R3	(701,327)	(29,333,688)	(581,770)	(23,285,213)
Class R4	(166,210)	(7,057,361)	(136,161)	(5,632,477)
Class R6	(941,393)	(42,393,928)	(1,121,142)	(45,861,371)
	(8,158,990)	$(342,157,968)	(7,571,271)	$(297,866,197)

39

Notes to Financial Statements – continued

	Year ended 8/31/19		Year ended 8/31/18

	Shares	Amount	Shares	Amount
Net change
Class A	(72,046)	$(3,184,762)	527,962	$22,113,732
Class B	(71,242)	(2,764,456)	47,471	1,750,902
Class C	122,670	3,734,502	6,933	316,411
Class I	348,351	14,519,960	1,626,323	71,817,276
Class R1	9,940	306,245	3,998	106,610
Class R2	46,491	1,661,641	(46,808)	(1,949,795)
Class R3	51,908	1,870,152	250,900	10,018,541
Class R4	57,170	2,376,388	93,708	3,931,425
Class R6	646,601	28,549,738	325,056	15,833,256
	1,139,843	$47,069,408	2,835,543	$123,938,358

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended August 31, 2019, the fund’s commitment fee and interest expense were $6,738 and $0, respectively, and are included in “Interest expense and fees” in the Statement of Operations.

40

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$26,383,831	$237,752,487	$229,260,204	$60	$3,162	$34,879,336

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$684,197	$—

41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Technology Fund and the Board of Trustees of MFS Series Trust I

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Technology Fund (the “Fund”) (one of the funds constituting MFS Series Trust I (the “Trust”)), including the portfolio of investments, as of August 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust I) at August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and others. Our audits also included evaluating the

42

Report of Independent Registered Public Accounting Firm – continued

accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

October 17, 2019

43

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 65)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 64)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (since 2016)

45

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

46

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

47

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 59)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does

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Trustees and Officers – continued

not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Matthew Sabel

49

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2019 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2018 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management

50

Board Review of Investment Advisory Agreement – continued

and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2018, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for each of the one- and three-year periods ended December 31, 2018 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was lower than the Broadridge expense group median.

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Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. They also noted that MFS has agreed to implement an additional contractual breakpoint that reduces its advisory fee rate on the Fund’s average daily net assets over $2.5 billion effective August 1, 2019. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

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Board Review of Investment Advisory Agreement – continued

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter directly pay for or voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2019.

53

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT (for first and third fiscal quarters ending March 31, 2019 or after). The fund’s Form N-Q or Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2019 income tax forms in January 2020. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $49,622,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 51.97% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

54

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

55

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

56

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CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

August 31, 2019

MFS® U.S. Government Cash Reserve Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

LMM-ANN

MFS® U.S. Government Cash Reserve Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Slowing global growth, low inflation, and increasing trade friction between the United States and China have been hallmarks of the past 12 months. After experiencing an uptick in market volatility in late 2018, markets steadied during the first half of 2019, thanks in large measure to the adoption of a dovish policy stance on the part of global central banks, focused on supporting economic growth. The U.S. and China have raised tariffs on each other, heightening tensions and uncertainty. Despite repeated declarations by British Prime Minister Boris Johnson that the United Kingdom will leave the European Union on October 31, 2019, with or without a deal, apprehension over the possibility of a no-deal Brexit has eased somewhat, with Parliament having taken steps to block such an outcome.

Markets expect that the longest economic expansion in U.S. history will continue for the time being, albeit at a slower pace. In an effort to prolong the expansion, the U.S. Federal Reserve lowered interest rates for the first time in more than a decade in July and again in September. Similarly, the European Central Bank loosened policy in September. While markets have grown more risk averse, the accommodative monetary environment has helped push global interest rates toward record-low levels and has been somewhat supportive of risk assets despite the unsettled economic and geopolitical backdrop.

Since launching the first U.S. open-end mutual fund in 1924, MFS® has been committed to a single purpose: to create value by allocating capital responsibly for clients. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to uncover what we believe are the best investment opportunities in the market.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

October 17, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (u)

Composition including fixed income credit quality (a)(u)
A-1+	11.0%
A-1	88.8%
Other Assets Less Liabilities	0.2%

Maturity breakdown (u)
0 - 7 days	25.4%
8 - 29 days	44.9%
30 - 59 days	17.0%
60 - 89 days	9.4%
90 - 360 days	3.1%
Other Assets Less Liabilities	0.2%

(a)

Ratings are assigned to portfolio securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P scale. All ratings are subject to change. The fund did not hold unrated securities. The fund is not rated by these agencies.

(u)	For purposes of this presentation, accrued interest, where applicable, is included.

Percentages are based on net assets as of August 31, 2019.

The portfolio is actively managed and current holdings may be different.

2

PERFORMANCE SUMMARY THROUGH 8/31/19

Total returns as well as the current 7-day yield have been provided for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect the sponsor will provide financial support to the fund at any time. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Share Class	Inception	1-Year Total Return (without sales charge) (t)	Current 7-day yield
A	9/07/93	1.58%	1.33%
B	12/29/86	1.58%	1.33%
C	4/01/96	1.58%	1.33%
I	9/18/18	1.52%	1.32%
R1	4/01/05	1.57%	1.33%
R2	4/01/05	1.57%	1.33%
R3	4/01/05	1.57%	1.33%
R4	4/01/05	1.57%	1.33%
R6	9/18/18	1.58%	1.33%
529A	7/31/02	1.53%	1.28%
529B	7/31/02	1.53%	1.28%
529C	7/31/02	1.53%	1.28%

			1-Year Total Return
B With CDSC (Declining over six years from 4% to 0%) (v)			(2.42)%
C With CDSC (1% for 12 months) (v)			0.58%
529B With CDSC (Declining over six years from 4% to 0%) (v)			(2.47)%
529C With CDSC (1% for 12 months) (v)			0.53%

3

Performance Summary – continued

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, R6, and 529A shares do not have a sales charge. Certain Class A shares acquired through an exchange may be subject to a CDSC upon redemption depending on when the shares exchanged were originally purchased.

(t)	For Classes I and R6, the return is for the period from the class inception through the stated period end.
(v)	Assuming redemption at the end of the applicable period.

Yields quoted are based on the latest seven days ended as of August 31, 2019, with dividends annualized. The yield quotations more closely reflect the current earnings of the fund than the total return quotations. Shares of the fund can be purchased at net asset value without a sales charge.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Performance results reflect any applicable expense subsidies, waivers and adjustments in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gain distributions.

4

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

March 1, 2019 through August 31, 2019

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2019 through August 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/19	Ending Account Value 8/31/19	Expenses Paid During Period (p) 3/01/19-8/31/19
A	Actual	0.73%	$1,000.00	$1,008.13	$3.69
	Hypothetical (h)	0.73%	$1,000.00	$1,021.53	$3.72
B	Actual	0.73%	$1,000.00	$1,008.13	$3.69
	Hypothetical (h)	0.73%	$1,000.00	$1,021.53	$3.72
C	Actual	0.74%	$1,000.00	$1,008.13	$3.75
	Hypothetical (h)	0.74%	$1,000.00	$1,021.48	$3.77
I	Actual	0.73%	$1,000.00	$1,008.13	$3.69
	Hypothetical (h)	0.73%	$1,000.00	$1,021.53	$3.72
R1	Actual	0.73%	$1,000.00	$1,008.13	$3.69
	Hypothetical (h)	0.73%	$1,000.00	$1,021.53	$3.72
R2	Actual	0.73%	$1,000.00	$1,008.13	$3.69
	Hypothetical (h)	0.73%	$1,000.00	$1,021.53	$3.72
R3	Actual	0.73%	$1,000.00	$1,008.13	$3.69
	Hypothetical (h)	0.73%	$1,000.00	$1,021.53	$3.72
R4	Actual	0.73%	$1,000.00	$1,008.13	$3.69
	Hypothetical (h)	0.73%	$1,000.00	$1,021.53	$3.72
R6	Actual	0.67%	$1,000.00	$1,008.46	$3.39
	Hypothetical (h)	0.67%	$1,000.00	$1,021.83	$3.41
529A	Actual	0.78%	$1,000.00	$1,007.87	$3.95
	Hypothetical (h)	0.78%	$1,000.00	$1,021.27	$3.97
529B	Actual	0.78%	$1,000.00	$1,007.87	$3.95
	Hypothetical (h)	0.78%	$1,000.00	$1,021.27	$3.97
529C	Actual	0.78%	$1,000.00	$1,007.87	$3.95
	Hypothetical (h)	0.78%	$1,000.00	$1,021.27	$3.97

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

6

PORTFOLIO OF INVESTMENTS

8/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

U.S. Government Agencies and Equivalents (y) - 94.6%

Issuer	Shares/Par	Value ($)
Fannie Mae, 2.134%, due 9/09/2019	$8,500,000	$8,496,033
Fannie Mae, 2.036%, due 9/18/2019	3,998,000	3,994,215
Fannie Mae, 2.051%, due 9/24/2019	10,909,000	10,894,921
Federal Farm Credit Bank, 2.059%, due 9/03/2019	19,500,000	19,497,801
Federal Farm Credit Bank, 2.103%, due 9/05/2019	10,555,000	10,552,572
Federal Farm Credit Bank, 2.032%, due 9/18/2019	8,500,000	8,491,972
Federal Farm Credit Bank, 2.045%, due 10/07/2019	4,100,000	4,091,759
Federal Home Loan Bank, 2.133%, due 9/04/2019	4,300,000	4,299,248
Federal Home Loan Bank, 2.082%, due 9/10/2019	5,569,000	5,566,146
Federal Home Loan Bank, 2.02%, due 9/11/2019	3,627,000	3,624,995
Federal Home Loan Bank, 2.305%, due 9/11/2019	8,700,000	8,694,538
Federal Home Loan Bank, 2.051%, due 9/18/2019	6,328,000	6,321,964
Federal Home Loan Bank, 2.052%, due 9/19/2019	5,214,000	5,208,734
Federal Home Loan Bank, 2.031%, due 9/20/2019	34,054,000	34,018,054
Federal Home Loan Bank, 2.08%, due 10/02/2019	8,500,000	8,485,032
Freddie Mac, 2.438%, due 9/04/2019	8,770,000	8,768,261
Freddie Mac, 2.168%, due 11/13/2019	4,719,000	4,698,714
Freddie Mac, 2.205%, due 11/13/2019	8,700,000	8,661,982
Freddie Mac, 2.169%, due 11/19/2019	6,610,000	6,579,249
Freddie Mac, 2.054%, due 12/03/2019	4,400,000	4,377,153
Freddie Mac, 1.969%, due 12/04/2019	2,200,000	2,188,913
U.S. Treasury Bill, 2.044%, due 10/01/2019	12,700,000	12,678,727
U.S. Treasury Bill, 2.131%, due 10/10/2019	10,720,000	10,695,728
Total U.S. Government Agencies and Equivalents, at Amortized Cost and Value		$200,886,711

Repurchase Agreements - 5.2%
Bank of America Corp. Repurchase Agreement, 2.13%, dated 8/30/2019, due 9/03/2019, total to be received $10,974,597 (secured by U.S. Treasury and Federal Agency obligations valued $11,300,640 in a jointly traded account), at Cost and Value	$10,972,000	$10,972,000

Other Assets, Less Liabilities - 0.2%		351,933
Net Assets - 100.0%		$212,210,644

(y)	The rate shown represents an annualized yield at time of purchase.

See Notes to Financial Statements

7

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/19

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at cost and value	$211,858,711
Cash	652
Receivables for
Fund shares sold	689,023
Interest	1,298
Other assets	270
Total assets	$212,549,954

Liabilities
Payables for
Distributions	$3,541
Fund shares reacquired	175,741
Payable to affiliates
Investment adviser	6,793
Administrative services fee	321
Shareholder servicing costs	83,565
Program manager fees	105
Payable for independent Trustees’ compensation	3,982
Accrued expenses and other liabilities	65,262
Total liabilities	$339,310
Net assets	$212,210,644

Net assets consist of
Paid-in capital	$212,218,170
Total distributable earnings (loss)	(7,526)
Net assets	$212,210,644
Shares of beneficial interest outstanding	212,440,651

8

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share
Class A	$99,510,881	99,619,212	$1.00
Class B	8,977,109	8,986,839	1.00
Class C	19,437,528	19,458,469	1.00
Class I	55,827	55,888	1.00
Class R1	7,610,256	7,618,605	1.00
Class R2	31,672,313	31,706,660	1.00
Class R3	16,470,916	16,488,418	1.00
Class R4	2,676,322	2,679,229	1.00
Class R6	54,424	54,504	1.00
Class 529A	19,060,525	19,081,014	1.00
Class 529B	247,066	247,322	1.00
Class 529C	6,437,477	6,444,491	1.00

A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.

See Notes to Financial Statements

9

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/19

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$5,019,048
Expenses
Management fee	$877,367
Distribution and service fees	966,982
Shareholder servicing costs	395,404
Program manager fees	12,255
Administrative services fee	40,083
Independent Trustees’ compensation	10,814
Custodian fee	18,578
Shareholder communications	20,510
Audit and tax fees	40,875
Legal fees	2,247
Registration fees	153,315
Miscellaneous	40,462
Total expenses	$2,578,892
Reduction of expenses by investment adviser and distributor	(988,265)
Net expenses	$1,590,627
Net investment income (loss)	$3,428,421
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$1
Change in net assets from operations	$3,428,422

See Notes to Financial Statements

10

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	8/31/19	8/31/18
Change in net assets

From operations
Net investment income (loss)	$3,428,421	$1,815,726
Net realized gain (loss)	1	—
Change in net assets from operations	$3,428,422	$1,815,726
Total distributions to shareholders (a)	$(3,428,422)	$(1,815,726)
Change in net assets from fund share transactions	$(12,531,450)	$(56,291,230)
Total change in net assets	$(12,531,450)	$(56,291,230)

Net assets
At beginning of period	224,742,094	281,033,324
At end of period (b)	$212,210,644	$224,742,094

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. For the year ended August 31, 2018, distributions from net investment income were $1,815,726.

(b)

Parenthetical disclosure of accumulated distributions in excess of net investment income is no longer required. For the year ended August 31, 2018, end of period net assets included accumulated distributions in excess of net investment income of $7,719.

See Notes to Financial Statements

11

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	8/31/19		8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00	$1.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.02		$0.01	$0.00	(c)(w)	$0.00	$0.00
Net realized and unrealized gain (loss)	0.00	(w)	—	(0.00	)(w)	—	0.00	(w)
Total from investment operations	$0.02		$0.01	$0.00	(w)	$0.00	$0.00	(w)

Less distributions declared to shareholders
From net investment income	$(0.02)		$(0.01)	$(0.00	)(w)	$—	$—
Net asset value, end of period	$1.00		$1.00	$1.00		$1.00	$1.00
Total return (%) (r)(t)	1.58		0.76	0.08	(c)	0.00	0.00	(w)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98		0.94	0.91	(c)	0.91	0.92
Expenses after expense reductions (f)	0.72		0.68	0.50	(c)	0.23	0.07
Net investment income (loss)	1.57		0.76	0.08	(c)	0.00	0.00
Net assets at end of period (000 omitted)	$99,511		$100,463	$105,859		$120,740	$122,085

See Notes to Financial Statements

12

Financial Highlights – continued

Class B	Year ended

	8/31/19		8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00	$1.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.02		$0.01	$0.00	(c)(w)	$0.00	$0.00
Net realized and unrealized gain (loss)	0.00	(w)	—	(0.00	)(w)	—	0.00	(w)
Total from investment operations	$0.02		$0.01	$0.00	(w)	$0.00	$0.00	(w)

Less distributions declared to shareholders
From net investment income	$(0.02)		$(0.01)	$(0.00	)(w)	$—	$—
Net asset value, end of period	$1.00		$1.00	$1.00		$1.00	$1.00
Total return (%) (r)(t)	1.58		0.76	0.08	(c)	0.00	0.00	(w)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.73		1.69	1.66	(c)	1.66	1.67
Expenses after expense reductions (f)	0.72		0.68	0.51	(c)	0.23	0.07
Net investment income (loss)	1.57		0.72	0.07	(c)	0.00	0.00
Net assets at end of period (000 omitted)	$8,977		$11,664	$17,338		$18,096	$18,831

Class C	Year ended

	8/31/19		8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00	$1.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.02		$0.01	$0.00	(c)(w)	$0.00	$0.00
Net realized and unrealized gain (loss)	0.00	(w)	—	(0.00	)(w)	—	0.00	(w)
Total from investment operations	$0.02		$0.01	$0.00	(w)	$0.00	$0.00	(w)

Less distributions declared to shareholders
From net investment income	$(0.02)		$(0.01)	$(0.00	)(w)	$—	$—
Net asset value, end of period	$1.00		$1.00	$1.00		$1.00	$1.00
Total return (%) (r)(t)	1.58		0.76	0.08	(c)	0.00	0.00	(w)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.73		1.69	1.66	(c)	1.66	1.67
Expenses after expense reductions (f)	0.72		0.68	0.50	(c)	0.24	0.07
Net investment income (loss)	1.57		0.68	0.07	(c)	0.00	0.00
Net assets at end of period (000 omitted)	$19,438		$18,451	$38,458		$48,749	$42,522

See Notes to Financial Statements

13

Financial Highlights – continued

Class I	Year ended

	8/31/19 (i)
Net asset value, beginning of period	$1.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.02
Net realized and unrealized gain (loss)	0.00	(w)
Total from investment operations	$0.02

Less distributions declared to shareholders
From net investment income	$(0.02)
Net asset value, end of period	$1.00
Total return (%) (r)(t)	1.52	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.73	(a)
Expenses after expense reductions (f)	0.72	(a)
Net investment income (loss)	1.60	(a)
Net assets at end of period (000 omitted)	$56

Class R1	Year ended

	8/31/19		8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00	$1.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.02		$0.01	$0.00	(c)(w)	$0.00	$0.00
Net realized and unrealized gain (loss)	0.00	(w)	—	(0.00	)(w)	—	0.00	(w)
Total from investment operations	$0.02		$0.01	$0.00	(w)	$0.00	$0.00	(w)

Less distributions declared to shareholders
From net investment income	$(0.02)		$(0.01)	$(0.00	)(w)	$—	$—
Net asset value, end of period	$1.00		$1.00	$1.00		$1.00	$1.00
Total return (%) (r)(t)	1.57		0.76	0.08	(c)	0.00	0.00	(w)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.73		1.69	1.66	(c)	1.66	1.67
Expenses after expense reductions (f)	0.72		0.68	0.50	(c)	0.23	0.07
Net investment income (loss)	1.57		0.72	0.07	(c)	0.00	0.00
Net assets at end of period (000 omitted)	$7,610		$8,305	$12,236		$14,569	$14,363

See Notes to Financial Statements

14

Financial Highlights – continued

Class R2	Year ended

	8/31/19		8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00	$1.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.02		$0.01	$0.00	(c)(w)	$0.00	$0.00
Net realized and unrealized gain (loss)	0.00	(w)	—	(0.00	)(w)	—	0.00	(w)
Total from investment operations	$0.02		$0.01	$0.00	(w)	$0.00	$0.00	(w)

Less distributions declared to shareholders
From net investment income	$(0.02)		$(0.01)	$(0.00	)(w)	$—	$—
Net asset value, end of period	$1.00		$1.00	$1.00		$1.00	$1.00
Total return (%) (r)(t)	1.57		0.76	0.08	(c)	0.00	0.00	(w)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.23		1.19	1.16	(c)	1.16	1.17
Expenses after expense reductions (f)	0.72		0.68	0.51	(c)	0.23	0.07
Net investment income (loss)	1.57		0.73	0.08	(c)	0.00	0.00
Net assets at end of period (000 omitted)	$31,672		$34,993	$48,184		$51,537	$53,058

Class R3	Year ended

	8/31/19		8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00	$1.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.02		$0.01	$0.00	(c)(w)	$0.00	$0.00
Net realized and unrealized gain (loss)	0.00	(w)	—	(0.00	)(w)	—	0.00	(w)
Total from investment operations	$0.02		$0.01	$0.00	(w)	$0.00	$0.00	(w)

Less distributions declared to shareholders
From net investment income	$(0.02)		$(0.01)	$(0.00	)(w)	$—	$—
Net asset value, end of period	$1.00		$1.00	$1.00		$1.00	$1.00
Total return (%) (r)(t)	1.57		0.76	0.08	(c)	0.00	0.00	(w)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98		0.94	0.91	(c)	0.91	0.92
Expenses after expense reductions (f)	0.72		0.68	0.51	(c)	0.23	0.07
Net investment income (loss)	1.55		0.73	0.08	(c)	0.00	0.00
Net assets at end of period (000 omitted)	$16,471		$26,227	$35,196		$37,650	$44,872
See Notes to Financial Statements

15

Financial Highlights – continued

Class R4	Year ended

	8/31/19		8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00	$1.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.02		$0.01	$0.00	(c)(w)	$0.00	$0.00
Net realized and unrealized gain (loss)	0.00	(w)	—	(0.00	)(w)	—	0.00	(w)
Total from investment operations	$0.02		$0.01	$0.00	(w)	$0.00	$0.00	(w)

Less distributions declared to shareholders
From net investment income	$(0.02)		$(0.01)	$(0.00	)(w)	$—	$—
Net asset value, end of period	$1.00		$1.00	$1.00		$1.00	$1.00
Total return (%) (r)(t)	1.57		0.76	0.08	(c)	0.00	0.00	(w)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.73		0.69	0.67	(c)	0.66	0.67
Expenses after expense reductions (f)	0.72		0.68	0.52	(c)	0.23	0.07
Net investment income (loss)	1.57		0.74	0.08	(c)	0.00	0.00
Net assets at end of period (000 omitted)	$2,676		$2,729	$3,250		$3,077	$3,034

Class R6	Year ended

	8/31/19 (i)
Net asset value, beginning of period	$1.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.02
Net realized and unrealized gain (loss)	0.00	(w)
Total from investment operations	$0.02

Less distributions declared to shareholders
From net investment income	$(0.02)
Net asset value, end of period	$1.00
Total return (%) (r)(t)	1.58	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.66	(a)
Expenses after expense reductions (f)	0.65	(a)
Net investment income (loss)	1.65	(a)
Net assets at end of period (000 omitted)	$54

See Notes to Financial Statements

16

Financial Highlights – continued

Class 529A	Year ended

	8/31/19		8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00	$1.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.02		$0.01	$0.00	(c)(w)	$0.00	$0.00
Net realized and unrealized gain (loss)	0.00	(w)	—	(0.00	)(w)	—	0.00	(w)
Total from investment operations	$0.02		$0.01	$0.00	(w)	$0.00	$0.00	(w)

Less distributions declared to shareholders
From net investment income	$(0.02)		$(0.01)	$(0.00	)(w)	$—	$—
Net asset value, end of period	$1.00		$1.00	$1.00		$1.00	$1.00
Total return (%) (r)(t)	1.53		0.71	0.06	(c)	0.00	0.00	(w)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.03		1.00	1.01	(c)	1.00	1.02
Expenses after expense reductions (f)	0.77		0.73	0.53	(c)	0.23	0.07
Net investment income (loss)	1.52		0.73	0.06	(c)	0.00	0.00
Net assets at end of period (000 omitted)	$19,061		$15,197	$13,208		$12,841	$11,383

Class 529B	Year ended

	8/31/19		8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00	$1.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.02		$0.01	$0.00	(c)(w)	$0.00	$0.00
Net realized and unrealized gain (loss)	0.00	(w)	—	(0.00	)(w)	—	0.00	(w)
Total from investment operations	$0.02		$0.01	$0.00	(w)	$0.00	$0.00	(w)

Less distributions declared to shareholders
From net investment income	$(0.02)		$(0.01)	$(0.00	)(w)	$—	$—
Net asset value, end of period	$1.00		$1.00	$1.00		$1.00	$1.00
Total return (%) (r)(t)	1.53		0.71	0.06	(c)	0.00	0.00	(w)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.78		1.75	1.76	(c)	1.76	1.77
Expenses after expense reductions (f)	0.77		0.73	0.53	(c)	0.22	0.07
Net investment income (loss)	1.51		0.71	0.06	(c)	0.00	0.00
Net assets at end of period (000 omitted)	$247		$293	$348		$355	$440

See Notes to Financial Statements

17

Financial Highlights – continued

Class 529C	Year ended

	8/31/19		8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00	$1.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.02		$0.01	$0.00	(c)(w)	$0.00	$0.00
Net realized and unrealized gain (loss)	0.00	(w)	—	(0.00	)(w)	—	0.00	(w)
Total from investment operations	$0.02		$0.01	$0.00	(w)	$0.00	$0.00	(w)

Less distributions declared to shareholders
From net investment income	$(0.02)		$(0.01)	$(0.00	)(w)	$—	$—
Net asset value, end of period	$1.00		$1.00	$1.00		$1.00	$1.00
Total return (%) (r)(t)	1.53		0.71	0.06	(c)	0.00	0.00	(w)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.78		1.75	1.76	(c)	1.76	1.77
Expenses after expense reductions (f)	0.77		0.73	0.54	(c)	0.24	0.07
Net investment income (loss)	1.52		0.70	0.06	(c)	0.00	0.00
Net assets at end of period (000 omitted)	$6,437		$6,419	$6,957		$6,728	$5,866

(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class I and Class R6, the period is from the class inception, September 18, 2018, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01 and total return or ratio was less than 0.01%, as applicable.

See Notes to Financial Statements

18

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS U.S. Government Cash Reserve Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Pursuant to procedures approved by the Board of Trustees, investments held by the fund are generally valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument can be different from the market value of an instrument.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted

19

Notes to Financial Statements – continued

quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Short-Term Securities	$—	$211,858,711	$—	$211,858,711

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund enters into repurchase agreements under the terms of Master Repurchase Agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. Upon an event of default under a Master Repurchase Agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the Master Repurchase Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements. At August 31, 2019, the fund had investments in repurchase agreements with a gross value of $10,972,000 included in investments in unaffiliated issuers in the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at period end.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a

20

Notes to Financial Statements – continued

three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

During the year ended August 31, 2019, there were no significant adjustments due to differences between book and tax accounting.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 8/31/19	Year ended 8/31/18
Ordinary income (including any short-term capital gains)	$3,428,422	$1,815,726

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/19

Cost of investments	$211,858,711
Capital loss carryforwards	(4)
Other temporary differences	(7,522)

As of August 31, 2019, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(4)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. Class C and Class 529C shares will convert to Class A and

21

Notes to Financial Statements – continued

Class 529A shares, respectively, approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income

	Year ended 8/31/19 (i)	Year ended 8/31/18
Class A	$1,584,216	$762,528
Class B	162,414	105,124
Class C	317,540	199,742
Class I	1,185	—
Class R1	127,647	68,974
Class R2	527,732	288,493
Class R3	291,144	218,089
Class R4	42,820	21,305
Class R6	819	—
Class 529A	268,010	100,631
Class 529B	3,915	2,240
Class 529C	100,980	48,600
Total	$3,428,422	$1,815,726

(i)	For Class I and Class R6, the period is from the class inception, September 18, 2018, through the stated period end.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets.

MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2019, this management fee reduction amounted to $21,283, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2019 was equivalent to an annual effective rate of 0.39% of the fund’s average daily net assets.

Distributor – The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

22

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.00%	$252,246
Class B	0.75%	0.25%	1.00%	0.00%	103,535
Class C	0.75%	0.25%	1.00%	0.00%	201,626
Class R1	0.75%	0.25%	1.00%	0.00%	81,355
Class R2	0.25%	0.25%	0.50%	0.00%	168,263
Class R3	—	0.25%	0.25%	0.00%	46,934
Class 529A	—	0.25%	0.25%	0.00%	44,024
Class 529B	0.75%	0.25%	1.00%	0.00%	2,587
Class 529C	0.75%	0.25%	1.00%	0.00%	66,412
Total Distribution and Service Fees					$966,982

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2019 based on each class’s average daily net assets. MFD has agreed in writing to waive any distribution and/or service fees for Class A, Class B, Class C, Class R1, Class R2, Class R3, Class 529A, Class 529B, and Class 529C. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least December 31, 2020. These reductions, for the year ended August 31, 2019, for Class A, Class B, Class C, Class R1, Class R2, Class R3, Class 529A, Class 529B, and Class 529C amounted to $252,246, $103,535, $201,626, $81,355, $168,263, $46,934, $44,024, $2,587, and $66,412, respectively, and are included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2019, were as follows:

Amount
Class A	$28,935
Class B	44,347
Class C	6,367
Class 529B	465
Class 529C	316

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping

23

Notes to Financial Statements – continued

and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended August 31, 2019, were as follows:

Fee
Class 529A	$8,805
Class 529B	129
Class 529C	3,321
Total Program Manager Fees	$12,255

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2019, the fee was $143,299, which equated to 0.0653% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2019, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $252,105.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2019 was equivalent to an annual effective rate of 0.0183% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $1,624 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended August 31, 2019. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $3,981 at August 31, 2019, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

24

Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended August 31, 2019, the fee paid by the fund under this agreement was $397 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

On September 17, 2018, MFS purchased 50,000 shares of Class I for an aggregate amount of $50,000 and 50,000 shares of Class R6 for an aggregate amount of $50,000 as an initial investment in the class.

At August 31, 2019, MFS held approximately 99%, 93%, and 90% of the outstanding shares of Class R4, Class R6, and Class I, respectively.

(4) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The number of shares sold, reinvested and reacquired corresponds to the net proceeds from the sale of shares, reinvestment of distributions and cost of shares reacquired, respectively, since shares are sold and reacquired at $1.00 per share. Transactions in fund shares were as follows:

	Year ended 8/31/19 (i)	Year ended 8/31/18
Shares sold
Class A	59,431,027	50,403,828
Class B	5,310,326	5,082,750
Class C	24,050,108	16,082,381
Class I	354,368	—
Class R1	2,191,482	2,510,582
Class R2	10,113,188	9,654,539
Class R3	8,456,459	9,589,275
Class R4	17,622	88,457
Class R6	72,440	—
Class 529A	12,190,039	8,912,194
Class 529B	126,828	203,096
Class 529C	3,281,304	3,549,891
	125,595,191	106,076,993

25

Notes to Financial Statements – continued

	Year ended 8/31/19 (i)	Year ended 8/31/18
Shares issued to shareholders in reinvestment of distributions
Class A	1,537,241	738,779
Class B	152,269	99,285
Class C	307,001	190,726
Class I	888	—
Class R1	127,564	68,975
Class R2	527,539	288,942
Class R3	291,144	218,049
Class R4	42,820	21,171
Class R6	819	—
Class 529A	266,573	100,031
Class 529B	3,891	2,210
Class 529C	100,345	48,180
	3,358,094	1,776,348

Shares reacquired
Class A	(61,915,466)	(56,520,250)
Class B	(8,152,109)	(10,860,547)
Class C	(23,369,100)	(36,291,473)
Class I	(299,368)	—
Class R1	(3,014,203)	(6,511,979)
Class R2	(13,961,909)	(23,138,962)
Class R3	(18,513,241)	(18,779,075)
Class R4	(113,448)	(629,737)
Class R6	(18,755)	—
Class 529A	(8,587,889)	(7,018,022)
Class 529B	(176,267)	(260,288)
Class 529C	(3,362,980)	(4,134,238)
	(141,484,735)	(164,144,571)

Net change
Class A	(947,198)	(5,377,643)
Class B	(2,689,514)	(5,678,512)
Class C	988,009	(20,018,366)
Class I	55,888	—
Class R1	(695,157)	(3,932,422)
Class R2	(3,321,182)	(13,195,481)
Class R3	(9,765,638)	(8,971,751)
Class R4	(53,006)	(520,109)
Class R6	54,504	—
Class 529A	3,868,723	1,994,203
Class 529B	(45,548)	(54,982)
Class 529C	18,669	(536,167)
	(12,531,450)	(56,291,230)

(i)	For Class I and Class R6, the period is from the class inception, September 18, 2018, through the stated period end.

26

Notes to Financial Statements – continued

Effective June 1, 2019, purchases of the fund’s Class B and Class 529B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

(5) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended August 31, 2019, the fund’s commitment fee and interest expense were $1,365 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and the Shareholders of MFS U.S. Government Cash Reserve Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS U.S. Government Cash Reserve Fund (the “Fund”), including the portfolio of investments, as of August 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.

28

Report of Independent Registered Public Accounting Firm – continued

Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 17, 2019

We have served as the auditor of one or more of the MFS investment companies since 1924.

29

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

30

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 65)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 64)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (since 2016)

31

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

32

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

33

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 59)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does

34

Trustees and Officers – continued

not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Edward O’Dette

35

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2019 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2018 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information

36

Board Review of Investment Advisory Agreement – continued

about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2018, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 4th quintile for each of the one- and three-year periods ended December 31, 2018 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. In addition, the Trustees noted the market conditions affecting all money market funds, in particular the low interest rate environment during portions of the three- and five-year periods, and MFS’ voluntary waiver of all or a portion of its fees to ensure that the Fund avoided a negative yield during those periods. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information

37

Board Review of Investment Advisory Agreement – continued

provided by Broadridge. The Trustees considered that MFS Fund Distributors, Inc. (“MFD”), an affiliate of MFS, currently observes a Class A 12b-1 fee waiver, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was higher than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account that the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median described above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the group fee waiver was sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry,

38

Board Review of Investment Advisory Agreement – continued

including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFD. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter directly pay for or voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2019.

39

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The fund files monthly portfolio information with the SEC on Form N-MFP. The fund’s Form N-MFP reports are available on the SEC’s website at http://www.sec.gov. A shareholder can also access the fund’s portfolio holdings as of each month end and the fund’s Form N-MFP reports at mfs.com/openendfunds after choosing “Click here for access to Money Market fund reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2019 income tax forms in January 2020.

40

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

41

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

42

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

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MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

August 31, 2019

     MFS® Value Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

EIF-ANN

MFS® Value Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Slowing global growth, low inflation, and increasing trade friction between the United States and China have been hallmarks of the past 12 months. After experiencing an uptick in market volatility in late 2018, markets steadied during the first half of 2019, thanks in large measure to the adoption of a dovish policy stance on the part of global central banks, focused on supporting economic growth. The U.S. and China have raised tariffs on each other, heightening tensions and uncertainty. Despite repeated declarations by British Prime Minister Boris Johnson that the United Kingdom will leave the European Union on October 31, 2019, with or without a deal, apprehension over the possibility of a no-deal Brexit has eased somewhat, with Parliament having taken steps to block such an outcome.

Markets expect that the longest economic expansion in U.S. history will continue for the time being, albeit at a slower pace. In an effort to prolong the expansion, the U.S. Federal Reserve lowered interest rates for the first time in more than a decade in July and again in September. Similarly, the European Central Bank loosened policy in September. While markets have grown more risk averse, the accommodative monetary environment has helped push global interest rates toward record-low levels and has been somewhat supportive of risk assets despite the unsettled economic and geopolitical backdrop.

Since launching the first U.S. open-end mutual fund in 1924, MFS® has been committed to a single purpose: to create value by allocating capital responsibly for clients. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to uncover what we believe are the best investment opportunities in the market.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

October 17, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
JPMorgan Chase & Co.	4.4%
Johnson & Johnson	3.2%
Accenture PLC, “A”	3.0%
Medtronic PLC	3.0%
Comcast Corp., “A”	3.0%
Aon PLC	2.4%
Northrop Grumman Corp.	2.3%
Texas Instruments, Inc.	2.2%
Duke Energy Corp.	2.2%
U.S. Bancorp	2.1%

GICS equity sectors (g)
Financials	28.5%
Health Care	17.0%
Industrials	16.8%
Information Technology	9.8%
Consumer Staples	8.5%
Utilities	5.8%
Communication Services	3.8%
Materials	3.4%
Energy	3.3%
Consumer Discretionary	1.2%
Real Estate	0.5%

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of August 31, 2019.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2019, Class A shares of the MFS Value Fund (fund) provided a total return of 4.85%, at net asset value. This compares with a return of 0.62% for the fund’s benchmark, the Russell 1000® Value Index.

Market Environment

Changes in market sentiment, driven largely by uncertainty over the outcome of trade negotiations between the United States and China, contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to cut interest rates for the first time in over a decade at the end of July, which, combined with a more dovish posture beginning in early 2019, resulted in a sharp decline in long-term interest rates during the period’s second half, inverting portions of the US Treasury yield curve. Consequently, markets anticipate additional rate cuts in the coming quarters.

Globally, central banks have tilted more dovish as well, with China lowering reserve requirements, the Bank of Canada and Bank of England holding rates steady and the European Central Bank extending a low-interest-rate refinancing facility for eurozone banks to encourage the continued flow of credit. The ECB also indicated that it would likely lower rates further and possibly resume asset purchases this fall.

Emerging markets experienced considerable volatility earlier in the period (through the end of 2018) as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish, but diminished hopes for a trade deal between the US and China weighed on sentiment. Idiosyncratic factors negatively impacted some emerging economies, such as Argentina and Turkey.

From a geopolitical perspective, uncertainty over Brexit remains high. British Prime Minister Boris Johnson has shown a willingness to leave the European Union on October 31, 2019, without a withdrawal agreement, although Parliament has taken steps to prevent the United Kingdom from leaving the EU without a deal. The combination of Brexit uncertainty and the deteriorating outlook for global trade has damaged business confidence and hampered investment.

Contributors to Performance

Stock selection in both the industrials and health care sectors contributed to performance relative to the Russell 1000® Value Index. Within the industrials sector, holding shares of global security company Northrop Grumman (b) bolstered relative returns. Within the health care sector, an overweight position in healthcare equipment manufacturer Danaher aided relative results.

An underweight position in the energy sector also benefited relative results. However, there were no individual stocks within this sector that were among the fund’s top relative contributors during the reporting period.

3

Management Review – continued

Stock selection in the financials sector supported relative returns, led by the fund’s holdings of risk management and human capital consulting services provider Aon (b). The company’s share price appreciated as management announced strong earnings results, driven by better-than-expected organic growth and operating margin expansion due to the firm’s cost savings program.

Stocks in other sectors that strengthened relative returns included the fund’s positions in global food company Nestle (b) (Switzerland), IT services firm Accenture (b), financial services technology company Fiserv (b), semiconductor company Texas Instruments (b) and premium drinks distributor Diageo (b) (United Kingdom). The stock price of Nestle advanced as the company reported solid financial results during the period, driven in part by a significant improvement in organic sales growth in Brazil, China and the US. In addition, overweight positions in cable services provider Comcast and retail electric services provider Southern Company further benefited relative performance.

Detractors from Performance

An underweight position in the real estate sector hindered relative performance. However, there were no individual stocks within this sector that were among the fund’s top relative detractors during the reporting period.

Stock selection and, to a lesser extent, an underweight position in the consumer discretionary sector also detracted from relative results, led by not owning shares of fast food company McDonald’s.

Elsewhere, the fund’s underweight position in household products maker Procter & Gamble, and overweight positions in oil field services company Schlumberger, custody bank State Street, global health service organization Cigna, financial services firm Goldman Sachs Group, diversified financial services firm Wells Fargo and information technology company DXC Technology weakened relative returns. The share price of Schlumberger depreciated after the company reported a larger-than-anticipated decline in revenues due to softer pricing and lower activity in both its hydraulic fracturing and drilling-related service segments in North America. The stock price of State Street also declined during the period as the company reported earnings per share that missed consensus estimates, primarily due to lower-than-expected revenues, while its net interest income and fee income, notably in its asset servicing segment, fell short of expectations. Additionally, not owning shares of telecommunications media technology services company AT&T and network equipment company Cisco Systems held back relative results.

Respectfully,

Portfolio Manager(s)

Nevin Chitkara and Steven Gorham

(b)	Security is not a benchmark constituent.

Note to Shareholders: Effective December 31, 2019, Katherine Cannan will be added as a Portfolio Manager of the Fund. Effective December 31, 2020, Steven Gorham will no longer be a Portfolio Manager of the Fund.

4

Management Review – continued

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/19

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 8/31/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	1/02/96	4.85%	8.04%	11.38%
B	11/04/97	4.08%	7.24%	10.55%
C	11/05/97	4.10%	7.24%	10.55%
I	1/02/97	5.11%	8.31%	11.66%
R1	4/01/05	4.05%	7.23%	10.55%
R2	10/31/03	4.60%	7.77%	11.11%
R3	4/01/05	4.87%	8.04%	11.39%
R4	4/01/05	5.14%	8.31%	11.67%
R6	5/01/06	5.22%	8.42%	11.73%
529A	7/31/02	4.85%	8.03%	11.35%
529B	7/31/02	4.46%	7.55%	10.68%
529C	7/31/02	4.04%	7.19%	10.49%

Comparative benchmark(s)
Russell 1000® Value Index (f)		0.62%	6.59%	11.49%

Average annual with sales charge
A With Initial Sales Charge (5.75%)		(1.18)%	6.77%	10.72%
B With CDSC (Declining over six years from 4% to 0%) (v)		0.08%	6.94%	10.55%
C With CDSC (1% for 12 months) (v)		3.10%	7.24%	10.55%
529A With Initial Sales Charge (5.75%)		(1.18)%	6.76%	10.69%
529B With CDSC (Declining over six years from 4% to 0%) (v)		0.46%	7.25%	10.68%
529C With CDSC (1% for 12 months) (v)		3.04%	7.19%	10.49%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares. Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

Benchmark Definition(s)

Russell 1000® Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2019 through August 31, 2019

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2019 through August 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/19	Ending Account Value 8/31/19	Expenses Paid During Period (p) 3/01/19-8/31/19
A	Actual	0.82%	$1,000.00	$1,057.25	$4.25
	Hypothetical (h)	0.82%	$1,000.00	$1,021.07	$4.18
B	Actual	1.57%	$1,000.00	$1,053.47	$8.13
	Hypothetical (h)	1.57%	$1,000.00	$1,017.29	$7.98
C	Actual	1.57%	$1,000.00	$1,053.70	$8.13
	Hypothetical (h)	1.57%	$1,000.00	$1,017.29	$7.98
I	Actual	0.57%	$1,000.00	$1,058.61	$2.96
	Hypothetical (h)	0.57%	$1,000.00	$1,022.33	$2.91
R1	Actual	1.57%	$1,000.00	$1,053.28	$8.13
	Hypothetical (h)	1.57%	$1,000.00	$1,017.29	$7.98
R2	Actual	1.07%	$1,000.00	$1,056.10	$5.55
	Hypothetical (h)	1.07%	$1,000.00	$1,019.81	$5.45
R3	Actual	0.82%	$1,000.00	$1,057.47	$4.25
	Hypothetical (h)	0.82%	$1,000.00	$1,021.07	$4.18
R4	Actual	0.57%	$1,000.00	$1,058.97	$2.96
	Hypothetical (h)	0.57%	$1,000.00	$1,022.33	$2.91
R6	Actual	0.46%	$1,000.00	$1,059.43	$2.39
	Hypothetical (h)	0.46%	$1,000.00	$1,022.89	$2.35
529A	Actual	0.84%	$1,000.00	$1,057.42	$4.36
	Hypothetical (h)	0.84%	$1,000.00	$1,020.97	$4.28
529B	Actual	1.61%	$1,000.00	$1,053.39	$8.33
	Hypothetical (h)	1.61%	$1,000.00	$1,017.09	$8.19
529C	Actual	1.62%	$1,000.00	$1,053.35	$8.38
	Hypothetical (h)	1.62%	$1,000.00	$1,017.04	$8.24

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class 529A shares this rebate reduced the expense ratio above by 0.03%. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

8/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.6%

Issuer	Shares/Par	Value ($)
Aerospace - 6.6%
Honeywell International, Inc.	5,871,120	$966,503,774
Lockheed Martin Corp.	1,451,570	557,562,553
Northrop Grumman Corp.	2,963,214	1,090,077,534
United Technologies Corp.	4,217,199	549,247,998

		$3,163,391,859
Alcoholic Beverages - 1.4%
Diageo PLC	15,489,476	$660,325,265

Apparel Manufacturers - 0.1%
Hanesbrands, Inc.	5,126,874	$70,033,099

Automotive - 1.1%
Aptiv PLC	4,884,678	$406,258,669
Harley-Davidson, Inc.	1,461,328	46,616,363
Lear Corp.	675,631	75,846,336

		$528,721,368
Broadcasting - 0.3%
Omnicom Group, Inc.	2,100,879	$159,792,857

Brokerage & Asset Managers - 2.6%
BlackRock, Inc.	1,012,699	$427,926,089
NASDAQ, Inc.	5,677,232	566,814,843
T. Rowe Price Group, Inc.	2,104,819	232,835,078

		$1,227,576,010
Business Services - 7.5%
Accenture PLC, “A”	7,255,033	$1,437,729,890
Amdocs Ltd.	268,833	17,404,248
Cognizant Technology Solutions Corp., “A”	3,197,403	196,288,570
DXC Technology Co.	2,852,415	94,757,226
Equifax, Inc.	3,134,213	458,786,099
Fidelity National Information Services, Inc.	4,950,957	674,419,363
Fiserv, Inc. (a)	6,762,147	723,144,000

		$3,602,529,396
Cable TV - 3.0%
Comcast Corp., “A”	32,373,978	$1,432,872,266

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Chemicals - 2.6%
3M Co.	2,554,046	$413,040,319
PPG Industries, Inc.	7,663,606	849,050,909

		$1,262,091,228
Construction - 2.1%
Sherwin-Williams Co.	992,427	$522,760,922
Stanley Black & Decker, Inc.	3,580,287	475,676,931

		$998,437,853
Consumer Products - 1.3%
Colgate-Palmolive Co.	1,397,430	$103,619,434
Kimberly-Clark Corp.	1,276,805	180,169,954
Procter & Gamble Co.	908,956	109,283,780
Reckitt Benckiser Group PLC	2,719,559	211,753,044

		$604,826,212
Electrical Equipment - 1.8%
HD Supply Holdings, Inc. (a)	2,257,984	$87,858,157
Johnson Controls International PLC	17,844,845	761,796,433

		$849,654,590
Electronics - 3.3%
Analog Devices, Inc.	3,330,206	$365,756,525
NXP Semiconductors N.V.	1,164,109	118,902,093
Texas Instruments, Inc.	8,660,754	1,071,768,308

		$1,556,426,926
Energy - Independent - 1.0%
EOG Resources, Inc.	3,580,622	$265,646,346
Occidental Petroleum Corp.	2,630,847	114,389,227
Pioneer Natural Resources Co.	790,604	97,576,346

		$477,611,919
Energy - Integrated - 1.4%
Chevron Corp.	3,188,418	$375,340,567
Exxon Mobil Corp.	4,562,714	312,454,655

		$687,795,222
Food & Beverages - 4.0%
Archer Daniels Midland Co.	6,213,411	$236,420,289
Danone S.A.	2,764,547	247,505,980
General Mills, Inc.	1,635,504	87,990,115
J.M. Smucker Co.	1,647,093	173,208,300
Nestle S.A.	8,075,144	905,623,626

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Beverages - continued
PepsiCo, Inc.	2,040,248	$278,963,109

		$1,929,711,419
Health Maintenance Organizations - 1.7%
Cigna Corp.	5,228,133	$804,975,638

Insurance - 7.9%
Aon PLC	5,836,380	$1,137,218,643
Chubb Ltd.	6,460,757	1,009,687,104
Marsh & McLennan Cos., Inc.	3,958,923	395,456,819
MetLife, Inc.	5,225,253	231,478,708
Travelers Cos., Inc.	6,770,444	994,984,450

		$3,768,825,724
Machinery & Tools - 3.7%
Eaton Corp. PLC	6,610,098	$533,567,111
Illinois Tool Works, Inc.	4,910,547	735,894,573
Ingersoll-Rand Co. PLC, “A”	4,054,259	490,930,222

		$1,760,391,906
Major Banks - 10.8%
Bank of New York Mellon Corp.	8,899,437	$374,310,320
Goldman Sachs Group, Inc.	3,785,119	771,823,615
JPMorgan Chase & Co.	19,265,229	2,116,478,058
PNC Financial Services Group, Inc.	4,819,793	621,415,911
State Street Corp.	5,510,351	282,736,110
Wells Fargo & Co.	21,446,110	998,745,343

		$5,165,509,357
Medical & Health Technology & Services - 0.7%
McKesson Corp.	2,480,741	$343,012,058

Medical Equipment - 7.6%
Abbott Laboratories	7,743,325	$660,660,489
Danaher Corp.	6,155,381	874,618,086
Medtronic PLC	13,301,185	1,435,064,850
Thermo Fisher Scientific, Inc.	2,270,952	651,899,481

		$3,622,242,906
Oil Services - 0.9%
Schlumberger Ltd.	12,725,635	$412,692,343

Other Banks & Diversified Financials - 6.3%
American Express Co.	3,126,957	$376,391,814
BB&T Corp.	13,732,735	654,364,823

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Other Banks & Diversified Financials - continued
Citigroup, Inc.	15,403,494	$991,214,839
U.S. Bancorp	19,242,255	1,013,874,416

		$3,035,845,892
Pharmaceuticals - 7.0%
Johnson & Johnson	12,057,393	$1,547,686,965
Merck & Co., Inc.	6,506,787	562,641,872
Novartis AG	1,269,564	114,174,177
Pfizer, Inc.	26,138,914	929,238,393
Roche Holding AG	725,818	198,440,364

		$3,352,181,771
Printing & Publishing - 0.9%
Moody’s Corp.	1,949,132	$420,193,877

Railroad & Shipping - 1.9%
Canadian National Railway Co.	3,169,464	$292,034,413
Union Pacific Corp.	3,706,660	600,330,654

		$892,365,067
Real Estate - 0.5%
Public Storage, Inc., REIT	819,254	$216,889,304

Specialty Chemicals - 0.5%
Corteva, Inc.	2,039,902	$59,809,926
DuPont de Nemours, Inc.	2,829,102	192,180,899

		$251,990,825
Telephone Services - 0.5%
Verizon Communications, Inc.	3,994,699	$232,331,694

Tobacco - 1.8%
Altria Group, Inc.	4,808,310	$210,315,479
Philip Morris International, Inc.	9,124,388	657,777,131

		$868,092,610
Utilities - Electric Power - 5.8%
Duke Energy Corp.	11,351,956	$1,052,780,400
FirstEnergy Corp.	13,987,786	643,438,156
Southern Co.	14,222,186	828,584,556
Xcel Energy, Inc.	3,939,873	253,018,644

		$2,777,821,756
Total Common Stocks (Identified Cost, $28,881,506,324)		$47,137,160,217

14

Portfolio of Investments – continued

Investment Companies (h) - 1.0%

Issuer	Shares/Par	Value ($)
Money Market Funds - 1.0%
MFS Institutional Money Market Portfolio, 2.17% (v) (Identified Cost, $453,088,443)	453,086,810	$453,132,119

Other Assets, Less Liabilities - 0.4%		193,799,027
Net Assets - 100.0%		$47,784,091,363

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $453,132,119 and $47,137,160,217, respectively.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

REIT	Real Estate Investment Trust

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/19

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $28,881,506,324)	$47,137,160,217
Investments in affiliated issuers, at value (identified cost, $453,088,443)	453,132,119
Cash	1,585
Receivables for
Investments sold	64,548,374
Fund shares sold	96,393,341
Dividends	143,227,642
Other assets	35,588
Total assets	$47,894,498,866

Liabilities
Payables for
Investments purchased	$27,048,781
Fund shares reacquired	66,763,323
Payable to affiliates
Investment adviser	1,749,899
Administrative services fee	4,737
Shareholder servicing costs	13,373,059
Distribution and service fees	267,771
Program manager fees	134
Payable for independent Trustees’ compensation	2,464
Accrued expenses and other liabilities	1,197,335
Total liabilities	$110,407,503
Net assets	$47,784,091,363

Net assets consist of
Paid-in capital	$28,910,177,699
Total distributable earnings (loss)	18,873,913,664
Net assets	$47,784,091,363
Shares of beneficial interest outstanding	1,154,212,538

16

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$6,520,131,739	157,815,394	$41.31
Class B	84,737,485	2,062,328	41.09
Class C	881,020,467	21,596,148	40.80
Class I	20,076,773,041	483,034,308	41.56
Class R1	21,820,493	539,243	40.47
Class R2	437,220,637	10,697,826	40.87
Class R3	2,096,742,955	50,956,036	41.15
Class R4	2,916,673,956	70,589,790	41.32
Class R6	14,716,194,203	356,118,955	41.32
Class 529A	27,149,220	662,820	40.96
Class 529B	679,705	16,801	40.46
Class 529C	4,947,462	122,889	40.26

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $43.83 [100 / 94.25 x $41.31] and $43.46 [100 / 94.25 x $40.96], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/19

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$1,303,461,333
Dividends from affiliated issuers	9,362,702
Other	847,696
Foreign taxes withheld	(6,134,359)
Total investment income	$1,307,537,372
Expenses
Management fee	$213,989,516
Distribution and service fees	34,283,078
Shareholder servicing costs	35,229,922
Program manager fees	15,751
Administrative services fee	577,628
Independent Trustees’ compensation	223,681
Custodian fee	674,636
Shareholder communications	1,752,703
Audit and tax fees	70,969
Legal fees	429,116
Miscellaneous	1,267,913
Total expenses	$288,514,913
Reduction of expenses by investment adviser and distributor	(4,591,544)
Net expenses	$283,923,369
Net investment income (loss)	$1,023,614,003

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$748,868,260
Affiliated issuers	11,149
Foreign currency	(725,041)
Net realized gain (loss)	$748,154,368
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$492,395,667
Affiliated issuers	(5,407)
Translation of assets and liabilities in foreign currencies	(159,534)
Net unrealized gain (loss)	$492,230,726
Net realized and unrealized gain (loss)	$1,240,385,094
Change in net assets from operations	$2,263,999,097

See Notes to Financial Statements

18

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	8/31/19	8/31/18
Change in net assets

From operations
Net investment income (loss)	$1,023,614,003	$788,166,589
Net realized gain (loss)	748,154,368	1,173,543,965
Net unrealized gain (loss)	492,230,726	2,302,666,965
Change in net assets from operations	$2,263,999,097	$4,264,377,519
Total distributions to shareholders (a)	$(1,629,458,929)	$(2,172,546,240)
Change in net assets from fund share transactions	$(1,485,669,529)	$2,328,693,215
Total change in net assets	$(851,129,361)	$4,420,524,494

Net assets
At beginning of period	48,635,220,724	44,214,696,230
At end of period (b)	$47,784,091,363	$48,635,220,724

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. For the year ended August 31, 2018, distributions from net investment income and from net realized gain were $793,759,240 and $1,378,787,000, respectively.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. For the year ended August 31, 2018, end of period net assets included undistributed net investment income of $127,744,500.

See Notes to Financial Statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$40.82	$39.00	$35.93		$33.38	$34.70

Income (loss) from investment operations
Net investment income (loss) (d)	$0.79	$0.59	$0.66	(c)	$0.54	$0.63
Net realized and unrealized gain (loss)	1.03	3.04	3.65		3.81	(0.36)
Total from investment operations	$1.82	$3.63	$4.31		$4.35	$0.27

Less distributions declared to shareholders
From net investment income	$(0.79)	$(0.60)	$(0.62)		$(0.56)	$(0.67)
From net realized gain	(0.54)	(1.21)	(0.62)		(1.24)	(0.92)
Total distributions declared to shareholders	$(1.33)	$(1.81)	$(1.24)		$(1.80)	$(1.59)
Net asset value, end of period (x)	$41.31	$40.82	$39.00		$35.93	$33.38
Total return (%) (r)(s)(t)(x)	4.85	9.42	12.24	(c)	13.55	0.68

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	0.82	0.86	(c)	0.90	0.90
Expenses after expense reductions (f)	0.82	0.81	0.84	(c)	0.86	0.86
Net investment income (loss)	2.00	1.46	1.77	(c)	1.60	1.80
Portfolio turnover	11	11	14		12	12
Net assets at end of period (000 omitted)	$6,520,132	$6,736,296	$6,344,965		$9,033,842	$8,478,761

See Notes to Financial Statements

20

Financial Highlights – continued

Class B	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$40.59	$38.76	$35.72		$33.19	$34.50

Income (loss) from investment operations
Net investment income (loss) (d)	$0.49	$0.28	$0.37	(c)	$0.28	$0.37
Net realized and unrealized gain (loss)	1.03	3.04	3.64		3.79	(0.35)
Total from investment operations	$1.52	$3.32	$4.01		$4.07	$0.02

Less distributions declared to shareholders
From net investment income	$(0.48)	$(0.28)	$(0.35)		$(0.30)	$(0.41)
From net realized gain	(0.54)	(1.21)	(0.62)		(1.24)	(0.92)
Total distributions declared to shareholders	$(1.02)	$(1.49)	$(0.97)		$(1.54)	$(1.33)
Net asset value, end of period (x)	$41.09	$40.59	$38.76		$35.72	$33.19
Total return (%) (r)(s)(t)(x)	4.08	8.62	11.40	(c)	12.68	(0.06)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.58	1.57	1.61	(c)	1.65	1.65
Expenses after expense reductions (f)	1.57	1.56	1.59	(c)	1.61	1.61
Net investment income (loss)	1.24	0.71	0.99	(c)	0.85	1.05
Portfolio turnover	11	11	14		12	12
Net assets at end of period (000 omitted)	$84,737	$111,494	$137,361		$154,742	$154,205

Class C	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$40.31	$38.52	$35.50		$33.00	$34.33

Income (loss) from investment operations
Net investment income (loss) (d)	$0.49	$0.28	$0.37	(c)	$0.28	$0.37
Net realized and unrealized gain (loss)	1.03	3.01	3.62		3.77	(0.36)
Total from investment operations	$1.52	$3.29	$3.99		$4.05	$0.01

Less distributions declared to shareholders
From net investment income	$(0.49)	$(0.29)	$(0.35)		$(0.31)	$(0.42)
From net realized gain	(0.54)	(1.21)	(0.62)		(1.24)	(0.92)
Total distributions declared to shareholders	$(1.03)	$(1.50)	$(0.97)		$(1.55)	$(1.34)
Net asset value, end of period (x)	$40.80	$40.31	$38.52		$35.50	$33.00
Total return (%) (r)(s)(t)(x)	4.10	8.58	11.43	(c)	12.69	(0.09)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.58	1.57	1.61	(c)	1.65	1.65
Expenses after expense reductions (f)	1.57	1.56	1.59	(c)	1.61	1.61
Net investment income (loss)	1.24	0.71	0.99	(c)	0.85	1.06
Portfolio turnover	11	11	14		12	12
Net assets at end of period (000 omitted)	$881,020	$1,050,477	$1,389,685		$1,538,605	$1,335,968

See Notes to Financial Statements

21

Financial Highlights – continued

Class I	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$41.06	$39.22	$36.13		$33.56	$34.88

Income (loss) from investment operations
Net investment income (loss) (d)	$0.90	$0.70	$0.74	(c)	$0.63	$0.72
Net realized and unrealized gain (loss)	1.02	3.05	3.70		3.82	(0.36)
Total from investment operations	$1.92	$3.75	$4.44		$4.45	$0.36

Less distributions declared to shareholders
From net investment income	$(0.88)	$(0.70)	$(0.73)		$(0.64)	$(0.76)
From net realized gain	(0.54)	(1.21)	(0.62)		(1.24)	(0.92)
Total distributions declared to shareholders	$(1.42)	$(1.91)	$(1.35)		$(1.88)	$(1.68)
Net asset value, end of period (x)	$41.56	$41.06	$39.22		$36.13	$33.56
Total return (%) (r)(s)(t)(x)	5.11	9.69	12.54	(c)	13.83	0.93

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.58	0.57	0.61	(c)	0.65	0.65
Expenses after expense reductions (f)	0.57	0.57	0.59	(c)	0.61	0.61
Net investment income (loss)	2.25	1.72	1.98	(c)	1.84	2.06
Portfolio turnover	11	11	14		12	12
Net assets at end of period (000 omitted)	$20,076,773	$20,727,676	$19,624,016		$17,134,836	$13,888,395

Class R1	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$40.01	$38.25	$35.27		$32.79	$34.11

Income (loss) from investment operations
Net investment income (loss) (d)	$0.48	$0.28	$0.36	(c)	$0.28	$0.36
Net realized and unrealized gain (loss)	1.02	2.99	3.60		3.74	(0.34)
Total from investment operations	$1.50	$3.27	$3.96		$4.02	$0.02

Less distributions declared to shareholders
From net investment income	$(0.50)	$(0.30)	$(0.36)		$(0.30)	$(0.42)
From net realized gain	(0.54)	(1.21)	(0.62)		(1.24)	(0.92)
Total distributions declared to shareholders	$(1.04)	$(1.51)	$(0.98)		$(1.54)	$(1.34)
Net asset value, end of period (x)	$40.47	$40.01	$38.25		$35.27	$32.79
Total return (%) (r)(s)(t)(x)	4.08	8.61	11.40	(c)	12.69	(0.07)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.58	1.57	1.61	(c)	1.65	1.65
Expenses after expense reductions (f)	1.57	1.56	1.59	(c)	1.61	1.61
Net investment income (loss)	1.24	0.72	0.99	(c)	0.85	1.06
Portfolio turnover	11	11	14		12	12
Net assets at end of period (000 omitted)	$21,820	$24,791	$26,663		$27,096	$27,860
See Notes to Financial Statements

22

Financial Highlights – continued

Class R2	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$40.39	$38.60	$35.59		$33.08	$34.40

Income (loss) from investment operations
Net investment income (loss) (d)	$0.68	$0.48	$0.55	(c)	$0.45	$0.54
Net realized and unrealized gain (loss)	1.03	3.02	3.62		3.78	(0.35)
Total from investment operations	$1.71	$3.50	$4.17		$4.23	$0.19

Less distributions declared to shareholders
From net investment income	$(0.69)	$(0.50)	$(0.54)		$(0.48)	$(0.59)
From net realized gain	(0.54)	(1.21)	(0.62)		(1.24)	(0.92)
Total distributions declared to shareholders	$(1.23)	$(1.71)	$(1.16)		$(1.72)	$(1.51)
Net asset value, end of period (x)	$40.87	$40.39	$38.60		$35.59	$33.08
Total return (%) (r)(s)(t)(x)	4.60	9.15	11.95	(c)	13.27	0.43

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	1.07	1.11	(c)	1.15	1.15
Expenses after expense reductions (f)	1.07	1.07	1.09	(c)	1.11	1.11
Net investment income (loss)	1.73	1.21	1.49	(c)	1.35	1.54
Portfolio turnover	11	11	14		12	12
Net assets at end of period (000 omitted)	$437,221	$550,200	$614,044		$567,665	$521,592

Class R3	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$40.66	$38.85	$35.81		$33.28	$34.60

Income (loss) from investment operations
Net investment income (loss) (d)	$0.79	$0.59	$0.65	(c)	$0.54	$0.63
Net realized and unrealized gain (loss)	1.03	3.03	3.64		3.79	(0.35)
Total from investment operations	$1.82	$3.62	$4.29		$4.33	$0.28

Less distributions declared to shareholders
From net investment income	$(0.79)	$(0.60)	$(0.63)		$(0.56)	$(0.68)
From net realized gain	(0.54)	(1.21)	(0.62)		(1.24)	(0.92)
Total distributions declared to shareholders	$(1.33)	$(1.81)	$(1.25)		$(1.80)	$(1.60)
Net asset value, end of period (x)	$41.15	$40.66	$38.85		$35.81	$33.28
Total return (%) (r)(s)(t)(x)	4.87	9.43	12.23	(c)	13.54	0.69

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	0.82	0.86	(c)	0.90	0.90
Expenses after expense reductions (f)	0.82	0.82	0.84	(c)	0.86	0.86
Net investment income (loss)	1.99	1.47	1.74	(c)	1.60	1.80
Portfolio turnover	11	11	14		12	12
Net assets at end of period (000 omitted)	$2,096,743	$2,259,562	$2,030,023		$1,903,910	$1,571,281

See Notes to Financial Statements

23

Financial Highlights – continued

Class R4	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$40.82	$39.00	$35.94		$33.40	$34.72

Income (loss) from investment operations
Net investment income (loss) (d)	$0.89	$0.69	$0.74	(c)	$0.62	$0.72
Net realized and unrealized gain (loss)	1.03	3.04	3.67		3.80	(0.36)
Total from investment operations	$1.92	$3.73	$4.41		$4.42	$0.36

Less distributions declared to shareholders
From net investment income	$(0.88)	$(0.70)	$(0.73)		$(0.64)	$(0.76)
From net realized gain	(0.54)	(1.21)	(0.62)		(1.24)	(0.92)
Total distributions declared to shareholders	$(1.42)	$(1.91)	$(1.35)		$(1.88)	$(1.68)
Net asset value, end of period (x)	$41.32	$40.82	$39.00		$35.94	$33.40
Total return (%) (r)(s)(t)(x)	5.14	9.70	12.52	(c)	13.80	0.93

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.58	0.57	0.61	(c)	0.65	0.65
Expenses after expense reductions (f)	0.57	0.57	0.59	(c)	0.61	0.61
Net investment income (loss)	2.24	1.72	1.99	(c)	1.85	2.05
Portfolio turnover	11	11	14		12	12
Net assets at end of period (000 omitted)	$2,916,674	$3,201,331	$3,060,883		$3,233,421	$2,787,041

Class R6	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$40.83	$39.01	$35.94		$33.40	$34.72

Income (loss) from investment operations
Net investment income (loss) (d)	$0.93	$0.73	$0.76	(c)	$0.66	$0.76
Net realized and unrealized gain (loss)	1.02	3.04	3.69		3.80	(0.36)
Total from investment operations	$1.95	$3.77	$4.45		$4.46	$0.40

Less distributions declared to shareholders
From net investment income	$(0.92)	$(0.74)	$(0.76)		$(0.68)	$(0.80)
From net realized gain	(0.54)	(1.21)	(0.62)		(1.24)	(0.92)
Total distributions declared to shareholders	$(1.46)	$(1.95)	$(1.38)		$(1.92)	$(1.72)
Net asset value, end of period (x)	$41.32	$40.83	$39.01		$35.94	$33.40
Total return (%) (r)(s)(t)(x)	5.22	9.81	12.66	(c)	13.93	1.04

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.48	0.47	0.51	(c)	0.54	0.54
Expenses after expense reductions (f)	0.47	0.47	0.49	(c)	0.50	0.50
Net investment income (loss)	2.35	1.83	2.04	(c)	1.95	2.17
Portfolio turnover	11	11	14		12	12
Net assets at end of period (000 omitted)	$14,716,194	$13,941,823	$10,957,734		$6,218,954	$4,846,172

See Notes to Financial Statements

24

Financial Highlights – continued

Class 529A	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$40.48	$38.69	$35.67		$33.15	$34.48

Income (loss) from investment operations
Net investment income (loss) (d)	$0.78	$0.58	$0.63	(c)	$0.53	$0.63
Net realized and unrealized gain (loss)	1.02	3.02	3.64		3.79	(0.36)
Total from investment operations	$1.80	$3.60	$4.27		$4.32	$0.27

Less distributions declared to shareholders
From net investment income	$(0.78)	$(0.60)	$(0.63)		$(0.56)	$(0.68)
From net realized gain	(0.54)	(1.21)	(0.62)		(1.24)	(0.92)
Total distributions declared to shareholders	$(1.32)	$(1.81)	$(1.25)		$(1.80)	$(1.60)
Net asset value, end of period (x)	$40.96	$40.48	$38.69		$35.67	$33.15
Total return (%) (r)(s)(t)(x)	4.85	9.40	12.21	(c)	13.55	0.67

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	0.89	0.96	(c)	1.00	1.00
Expenses after expense reductions (f)	0.84	0.83	0.85	(c)	0.86	0.86
Net investment income (loss)	1.98	1.45	1.71	(c)	1.59	1.82
Portfolio turnover	11	11	14		12	12
Net assets at end of period (000 omitted)	$27,149	$25,416	$22,490		$18,625	$16,543

Class 529B	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$40.05	$38.23	$35.27		$32.78	$34.08

Income (loss) from investment operations
Net investment income (loss) (d)	$0.63	$0.43	$0.47	(c)	$0.29	$0.47
Net realized and unrealized gain (loss)	1.00	3.00	3.61		3.73	(0.34)
Total from investment operations	$1.63	$3.43	$4.08		$4.02	$0.13

Less distributions declared to shareholders
From net investment income	$(0.68)	$(0.40)	$(0.50)		$(0.29)	$(0.51)
From net realized gain	(0.54)	(1.21)	(0.62)		(1.24)	(0.92)
Total distributions declared to shareholders	$(1.22)	$(1.61)	$(1.12)		$(1.53)	$(1.43)
Net asset value, end of period (x)	$40.46	$40.05	$38.23		$35.27	$32.78
Total return (%) (r)(s)(t)(x)	4.46	9.05	11.78	(c)	12.70	0.27

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.22	1.22	1.34	(c)	1.68	1.37
Expenses after expense reductions (f)	1.20	1.19	1.26	(c)	1.58	1.27
Net investment income (loss)	1.61	1.10	1.28	(c)	0.87	1.38
Portfolio turnover	11	11	14		12	12
Net assets at end of period (000 omitted)	$680	$835	$908		$941	$888

See Notes to Financial Statements

25

Financial Highlights – continued

Class 529C	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$39.81	$38.07	$35.11		$32.66	$34.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.46	$0.26	$0.34	(c)	$0.26	$0.35
Net realized and unrealized gain (loss)	1.01	2.97	3.59		3.73	(0.36)
Total from investment operations	$1.47	$3.23	$3.93		$3.99	$(0.01)

Less distributions declared to shareholders
From net investment income	$(0.48)	$(0.28)	$(0.35)		$(0.30)	$(0.41)
From net realized gain	(0.54)	(1.21)	(0.62)		(1.24)	(0.92)
Total distributions declared to shareholders	$(1.02)	$(1.49)	$(0.97)		$(1.54)	$(1.33)
Net asset value, end of period (x)	$40.26	$39.81	$38.07		$35.11	$32.66
Total return (%) (r)(s)(t)(x)	4.04	8.54	11.38	(c)	12.64	(0.14)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	1.64	1.71	(c)	1.75	1.75
Expenses after expense reductions (f)	1.61	1.61	1.63	(c)	1.65	1.66
Net investment income (loss)	1.19	0.67	0.93	(c)	0.80	1.03
Portfolio turnover	11	11	14		12	12
Net assets at end of period (000 omitted)	$4,947	$5,320	$5,924		$5,381	$4,434

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Value Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The

27

Notes to Financial Statements – continued

values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes

28

Notes to Financial Statements – continued

unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$47,137,160,217	$—	$—	$47,137,160,217
Mutual Funds	453,132,119	—	—	453,132,119
Total	$47,590,292,336	$—	$—	$47,590,292,336

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a

29

Notes to Financial Statements – continued

three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and redemptions in-kind.

The tax character of distributions declared to shareholders for the last two fiscal years are as follows:

	Year ended	Year ended

	8/31/19	8/31/18
Ordinary income (including any short-term capital gains)	$1,031,454,957	$929,534,546
Long-term capital gains	598,003,972	1,243,011,694

Total distributions	$1,629,458,929	$2,172,546,240

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/19

Cost of investments	$29,497,544,432
Gross appreciation	19,125,288,407

Gross depreciation	(1,032,540,503)
Net unrealized appreciation (depreciation)	$18,092,747,904

Undistributed ordinary income	144,928,850
Undistributed long-term capital gain	636,255,955
Other temporary differences	(19,045)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are

30

Notes to Financial Statements – continued

allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. Class C and Class 529C shares will convert to Class A and Class 529A shares, respectively, approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain

	Year ended 8/31/19	Year ended 8/31/18	Year ended 8/31/19	Year ended 8/31/18
Class A	$125,866,907	$96,760,816	$86,260,498	$186,688,046
Class B	1,129,879	885,026	1,376,715	3,950,558
Class C	11,411,219	9,179,928	13,384,014	41,974,501
Class I	432,294,292	356,095,252	262,698,552	602,257,349
Class R1	287,896	205,831	315,686	825,125
Class R2	8,234,837	7,432,906	6,747,942	18,360,568
Class R3	41,527,973	33,116,822	28,625,707	65,139,368
Class R4	64,797,797	57,058,987	40,361,046	99,811,881
Class R6	319,568,983	232,612,347	183,561,996	358,857,685
Class 529A	509,506	360,191	342,700	706,810
Class 529B	13,425	9,004	10,937	28,292
Class 529C	61,042	42,130	69,380	186,817
Total	$1,005,703,756	$793,759,240	$623,755,173	$1,378,787,000

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period from September 1, 2018 to July 31, 2019, the management fee was computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $7.5 billion	0.60%
In excess of $7.5 billion and up to $10 billion	0.53%
In excess of $10 billion and up to $20 billion	0.50%
In excess of $20 billion and up to $25 billion	0.45%
In excess of $25 billion and up to $30 billion	0.42%
In excess of $30 billion and up to $35 billion	0.40%
In excess of $35 billion and up to $40 billion	0.38%
In excess of $40 billion and up to $45 billion	0.36%
In excess of $45 billion and up to $50 billion	0.35%
In excess of $50 billion	0.34%

31

Notes to Financial Statements – continued

Effective August 1, 2019, the management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $7.5 billion	0.60%
In excess of $7.5 billion and up to $10 billion	0.53%
In excess of $10 billion and up to $20 billion	0.50%
In excess of $20 billion and up to $25 billion	0.45%
In excess of $25 billion and up to $30 billion	0.42%
In excess of $30 billion and up to $35 billion	0.40%
In excess of $35 billion and up to $40 billion	0.38%
In excess of $40 billion and up to $45 billion	0.36%
In excess of $45 billion and up to $50 billion	0.35%
In excess of $50 billion and up to $60 billion	0.34%
In excess of $60 billion	0.33%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2019, this management fee reduction amounted to $4,505,311, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2019 was equivalent to an annual effective rate of 0.45% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1,112,359 and $12,723 for the year ended August 31, 2019, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$15,984,675
Class B	0.75%	0.25%	1.00%	1.00%	955,275
Class C	0.75%	0.25%	1.00%	1.00%	9,348,143
Class R1	0.75%	0.25%	1.00%	1.00%	226,160
Class R2	0.25%	0.25%	0.50%	0.50%	2,383,212
Class R3	—	0.25%	0.25%	0.25%	5,267,338
Class 529A	—	0.25%	0.25%	0.22%	64,533
Class 529B	0.75%	0.25%	1.00%	0.59%	4,550
Class 529C	0.75%	0.25%	1.00%	1.00%	49,192
Total Distribution and Service Fees					$34,283,078

32

Notes to Financial Statements – continued

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2019 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2019, this rebate amounted to $73,291, $1,300, $2,174, $4, $775, $949, $7,548, $44, and $148 for Class A, Class B, Class C, Class R1, Class R2, Class R3, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations. For the period from September 1, 2018 through February 28, 2019, the 0.75% distribution fee was not imposed for Class 529B shares due to the sales charge limitations contained in Financial Industry Regulatory Authority (“FINRA”) Rule 2341.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2019, were as follows:

Amount
Class A	$62,528
Class B	98,421
Class C	64,706
Class 529B	—
Class 529C	136

During the year ended August 31, 2019, to meet requirements of FINRA Rule 2341, MFD returned $254 of the CDSC collected in the prior fiscal year for Class 529B.

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended August 31, 2019, were as follows:

Fee
Class 529A	$12,907
Class 529B	385
Class 529C	2,459
Total Program Manager Fees	$15,751

33

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2019, the fee was $1,125,248, which equated to 0.0024% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2019, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $34,104,674.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2019 was equivalent to an annual effective rate of 0.0012% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $712 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended August 31, 2019. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $1,196 at August 31, 2019, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended August 31, 2019, the fee paid by the fund under this agreement was $82,027 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

34

Notes to Financial Statements – continued

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended August 31, 2019, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $2,382,011 and $9,410,597, respectively. The sales transactions resulted in net realized gains (losses) of $(753,615).

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended August 31, 2019, this reimbursement amounted to $841,625 which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended August 31, 2019, purchases and sales of investments, other than short-term obligations, aggregated $4,989,108,372 and $7,121,054,845, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/19		Year ended 8/31/18

	Shares	Amount	Shares	Amount
Shares sold
Class A	24,411,847	$961,411,776	44,076,293	$1,757,559,480
Class B	109,994	4,271,448	176,038	7,050,932
Class C	2,602,286	100,772,015	3,349,289	133,548,102
Class I	101,624,206	4,014,273,147	127,402,197	5,159,868,065
Class R1	105,084	4,054,356	156,785	6,192,764
Class R2	1,393,443	54,090,884	2,355,417	93,706,489
Class R3	8,683,642	336,653,144	16,357,394	659,298,107
Class R4	10,512,327	416,155,664	22,870,513	926,126,695
Class R6	74,625,324	2,951,676,391	116,249,017	4,676,874,449
Class 529A	100,457	3,921,061	107,287	4,273,598
Class 529B	954	37,532	2,465	97,445
Class 529C	20,871	805,355	15,016	592,294
	224,190,435	$8,848,122,773	333,117,711	$13,425,188,420

35

Notes to Financial Statements – continued

	Year ended 8/31/19		Year ended 8/31/18

	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	4,662,710	$173,102,129	6,053,234	$243,649,001
Class B	64,869	2,361,216	112,004	4,510,553
Class C	522,160	18,897,156	1,035,498	41,436,539
Class I	14,708,512	550,689,358	18,342,158	741,412,732
Class R1	16,758	603,573	25,985	1,030,956
Class R2	389,696	14,250,967	604,456	24,126,659
Class R3	1,897,634	70,152,285	2,450,848	98,255,320
Class R4	2,733,062	101,624,334	3,751,509	150,843,900
Class R6	12,268,131	457,296,101	13,711,952	550,598,803
Class 529A	23,109	851,636	26,729	1,066,973
Class 529B	675	24,362	943	37,287
Class 529C	3,642	130,422	5,793	228,919
	37,290,958	$1,389,983,539	46,121,109	$1,857,197,642

Shares reacquired
Class A	(36,282,831)	$(1,436,501,478)	(47,805,299)	$(1,924,584,307)
Class B	(859,557)	(33,877,544)	(1,084,583)	(43,543,928)
Class C	(7,585,556)	(295,149,445)	(14,408,676)	(567,501,368)
Class I	(138,135,941)	(5,477,840,045)	(141,304,181)	(5,715,110,426)
Class R1	(202,277)	(7,851,973)	(260,226)	(10,260,995)
Class R2	(4,707,159)	(184,847,134)	(5,245,661)	(209,097,090)
Class R3	(15,196,245)	(597,739,263)	(15,484,603)	(621,317,976)
Class R4	(21,071,772)	(822,107,531)	(26,680,448)	(1,076,351,548)
Class R6	(72,236,188)	(2,862,769,021)	(69,399,253)	(2,780,507,602)
Class 529A	(88,534)	(3,526,656)	(87,482)	(3,498,874)
Class 529B	(5,685)	(222,222)	(6,300)	(247,228)
Class 529C	(35,246)	(1,343,529)	(42,795)	(1,671,505)
	(296,406,991)	$(11,723,775,841)	(321,809,507)	$(12,953,692,847)

Net change
Class A	(7,208,274)	$(301,987,573)	2,324,228	$76,624,174
Class B	(684,694)	(27,244,880)	(796,541)	(31,982,443)
Class C	(4,461,110)	(175,480,274)	(10,023,889)	(392,516,727)
Class I	(21,803,223)	(912,877,540)	4,440,174	186,170,371
Class R1	(80,435)	(3,194,044)	(77,456)	(3,037,275)
Class R2	(2,924,020)	(116,505,283)	(2,285,788)	(91,263,942)
Class R3	(4,614,969)	(190,933,834)	3,323,639	136,235,451
Class R4	(7,826,383)	(304,327,533)	(58,426)	619,047
Class R6	14,657,267	546,203,471	60,561,716	2,446,965,650
Class 529A	35,032	1,246,041	46,534	1,841,697
Class 529B	(4,056)	(160,328)	(2,892)	(112,496)
Class 529C	(10,733)	(407,752)	(21,986)	(850,292)
	(34,925,598)	$(1,485,669,529)	57,429,313	$2,328,693,215

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

36

Notes to Financial Statements – continued

Effective June 1, 2019, purchases of the fund’s Class B and Class 529B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund was the owner of record of approximately 1% of the value of outstanding voting shares of the fund. In addition, the MFS Aggressive Growth Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, the MFS Lifetime Income Fund, the MFS Managed Wealth Fund, and the MFS Moderate Allocation Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended August 31, 2019, the fund’s commitment fee and interest expense were $268,868 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$372,957,411	$4,819,832,904	$4,739,663,938	$11,149	$(5,407)	$453,132,119

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$9,362,702	$—

37

Notes to Financial Statements – continued

(8) Redemptions In-Kind

On November 16, 2018, the fund recorded a redemption in-kind of portfolio securities and cash that was valued at $96,466,346. The redeeming shareholder generally receives a pro rata share of the securities held by the fund. The distribution of such securities generated a realized gain of $51,529,296 for the fund, which is included in Net realized gain (loss) in the Statement of Operations. For tax purposes, no gains or losses were recognized.

38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Value Fund and the Board of Trustees of MFS Series Trust I

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Value Fund (the “Fund”) (one of the funds constituting MFS Series Trust I (the “Trust”)), including the portfolio of investments, as of August 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust I) at August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and others or by other appropriate procedures where replies from others are not received. Our audits also included evaluating the

39

Report of Independent Registered Public Accounting Firm – continued

accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

October 17, 2019

40

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 65)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 64)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (since 2016)

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 59)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does

45

Trustees and Officers – continued

not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Nevin Chitkara Steven Gorham

46

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2019 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2018 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information

47

Board Review of Investment Advisory Agreement – continued

about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2018, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 4th quintile for the one-year period and the 3rd quintile for the three-year period ended December 31, 2018 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

48

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $7.5 billion, $10 billion, $20 billion, $25 billion, $30 billion, $35 billion, $40 billion, $45 billion, and $50 billion. They also noted that MFS has agreed to implement an additional contractual breakpoint that reduces its advisory fee rate on the Fund’s average daily net assets over $60 billion effective August 1, 2019. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

49

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter directly pay for or voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2019.

50

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT (for first and third fiscal quarters ending March 31, 2019 or after). The fund’s Form N-Q or Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2019 income tax forms in January 2020. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $724,016,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100.00% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

51

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

52

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

53

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MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is attached hereto as EX-99.COE.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, Michael Hegarty, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Hegarty, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended August 31, 2019 and 2018, audit fees billed to each Fund by Deloitte and E&Y were as follows:

	Audit Fees
	2019	2018
Fees Billed by Deloitte
MFS Low Volatility Global Equity Fund	47,436	46,387
MFS U.S. Government Cash Reserve Fund	34,434	32,700

Total	81,870	79,087

	Audit Fees
	2019	2018
Fees Billed by E&Y
MFS Core Equity Fund	47,851	46,793
MFS Low Volatility Equity Fund	41,425	40,512
MFS New Discovery Fund	46,328	45,304
MFS Research International Fund	51,014	49,885
MFS Technology Fund	47,851	46,793
MFS Value Fund	47,986	46,925

Total	282,455	276,212

For the fiscal years ended August 31, 2019 and 2018, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2019	2018	2019	2018	2019	2018
Fees Billed by Deloitte
To MFS Low Volatility Global Equity Fund	0	0	6,978	6,821	0	0
To MFS U.S. Government Cash Reserve Fund	0	2,000	3,377	3,301	0	0
Total fees billed by Deloitte To above Funds	0	2,000	10,355	10,122	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2019	2018	2019	2018	2019	2018
Fees Billed by Deloitte
To MFS and MFS Related Entities of MFS Low Volatility Global Equity Fund*	0	0	0	0	3,790	5,390
To MFS and MFS Related Entities of MFS U.S. Government Cash Reserve Fund*	0	0	0	0	3,790	5,390

	Aggregate Fees for Non-audit Services
	2019	2018
Fees Billed by Deloitte
To MFS Low Volatility Global Equity Fund, MFS and MFS Related Entities#	10,768	12,211
To MFS U.S. Government Cash Reserve Fund, MFS and MFS Related Entities#	7,167	10,691

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2019	2018	2019	2018	2019	2018
Fees Billed by E&Y
To MFS Core Equity Fund	2,500	0	9,176	8,976	1,543	1,586
To MFS Low Volatility Equity Fund	0	0	9,136	8,542	1,027	1,026
To MFS New Discovery Fund	0	0	9,176	8,976	1,332	1,415
To MFS Research International Fund	0	0	9,642	9,431	3,211	3,530
To MFS Technology Fund	0	0	9,176	8,976	1,289	1,272
To MFS Value Fund	0	0	9,176	8,976	13,758	16,432
Total fees billed by E&Y To above Funds	2,500	0	55,482	53,877	22,160	25,261

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2019	2018	2019	2018	2019	2018
Fees Billed by E&Y
To MFS and MFS Related Entities of MFS Core Equity Fund*	1,679,277	1,728,076	0	0	104,750	102,450
To MFS and MFS Related Entities of Low Volatility Equity Fund*	1,679,277	1,728,076	0	0	104,750	102,450
To MFS and MFS Related Entities of MFS New Discovery Fund*	1,679,277	1,728,076	0	0	104,750	102,450
To MFS and MFS Related Entities of MFS Research International Fund*	1,679,277	1,728,076	0	0	104,750	102,450
To MFS and MFS Related Entities of MFS Technology Fund*	1,679,277	1,728,076	0	0	104,750	102,450
To MFS and MFS Related Entities of MFS Value Fund*	1,679,277	1,728,076	0	0	104,750	102,450

	Aggregate Fees for Non-audit Services
	2019	2018
Fees Billed by E&Y
To MFS Core Equity Fund, MFS and MFS Related Entities#	1,984,446	2,038,788
To Low Volatility Equity Fund, MFS and MFS Related Entities#	1,981,390	2,037,794
To MFS New Discovery Fund, MFS and MFS Related Entities#	1,981,735	2,038,617
To MFS Research International Fund, MFS and MFS Related Entities#	1,984,080	2,041,187
To MFS Technology Fund, MFS and MFS Related Entities#	1,981,692	2,038,474
To MFS Value Fund, MFS and MFS Related Entities#	1,994,161	2,053,634

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report* that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

*

With respect to the following series of the Registrant only, the phrase “during the period” in item 11(b) is replaced with the phrase “during the second fiscal quarter of the period”: MFS U.S. Government Cash Reserve Fund.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a)	(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

	(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

	(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST I

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: October 17, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: October 17, 2019

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: October 17, 2019

*	Print name and title of each signing officer under his or her signature.